UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
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☐	Soliciting Material under §240.14a-12
LivaNova Plc
(Name of Registrant as Specified In Its Charter)
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(2)
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(3)
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(4)
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Notice  of 2020 Annual General Meeting of Shareholders
Notice is hereby given that the 2020 Annual General Meeting (the “AGM”) of Shareholders of LivaNova PLC, a public limited company having its registered office at 20 Eastbourne Terrace, London W2 6LG, United Kingdom and incorporated in England and Wales with company number 09451374 (“LivaNova” or the “Company”), will be held as follows:
Date:
Monday, June 29, 2020
Time:
13:00 British Summer Time
Virtual Meeting:
www.meetingcenter.io/260382039
(Password: LIVN2020)
Record Date:
May 4, 2020 (at the close of The Nasdaq Stock Market LLC (“Nasdaq”) exchange)
Who Can Attend:
Record and beneficial holders as of the Record Date may attend. A member who is entitled to attend and vote is entitled to appoint another person to vote on his/her behalf the ordinary shares with nominal value £1 per share held by him/her, as his/her proxy to exercise all or any of his/her rights to attend and vote at the meeting. For information on appointing a proxy, see our Frequently Asked Questions about the AGM.
Number of Votes Outstanding:
The Company has only one class of voting shares, namely that of ordinary shares. At May 14, 2020, there were 48,584,653 total ordinary shares outstanding, each carrying one vote.
Date of Mailing:
This notice and proxy statement is being mailed or made available to shareholders on or about May 20, 2020.
Items of Business
You will be asked to consider and, if thought fit, pass the following resolutions:
1.
Ordinary Resolution: To elect, by separate resolutions, each of the following ten (10) directors for a term expiring at the AGM to be held in 2021:

a.
Mr. Francesco Bianchi

b.
Ms. Stacy Enxing Seng

c.
Mr. William Kozy

d.
Mr. Damien McDonald

e.
Mr. Daniel Moore

f.
Mr. Hugh Morrison

g.
Mr. Alfred Novak

h.
Dr. Sharon O’Kane

i.
Dr. Arthur Rosenthal

j.
Ms. Andrea Saia

2.
Ordinary Resolution: To approve, on an advisory basis, the Company’s compensation of its named executive officers (“US Say-on-Pay”).

3.
Ordinary Resolution: To ratify the appointment of PricewaterhouseCoopers LLP, a Delaware limited liability partnership, as the Company’s independent registered public accountancy firm.

LIVANOVA | 2020 Proxy Statement	i

4.
Ordinary Resolution: To generally and unconditionally authorise the directors for the purposes of section 551 of the Companies Act 2006 (the “Companies Act”) to exercise all the powers of the Company to allot shares in the Company and to grant rights to subscribe for, or to convert any security into, shares in the Company:

(a)
up to an aggregate nominal amount of £9,882,722, and

(b)
(in addition to the amount set out under (a) above), up to an aggregate nominal amount of £3,218,206 in connection with the grant or exercise of awards made under the Company’s incentive plans from time to time, provided that, in each case:
(i)
(unless previously revoked, varied or renewed by the Company) this authority will expire on the date that is five (5) years after the date on which this resolution is passed, save that the directors may, before this authority expires, make offers or agreements which would or might require shares in the Company to be allotted, or rights to subscribe for, or convert securities into, shares to be granted, after its expiry and the directors may allot shares or grant rights to subscribe for, or convert securities into, shares pursuant to such offers or agreements as if this authority had not expired; and

(ii)
this authority is in addition to (and does not replace) all subsisting authorities previously granted to the directors for the purposes of section 551 of the Companies Act to the extent unused at the date of this resolution.

5.
Special Resolution: Subject to the passing of resolution 4 and in accordance with sections 570 and 573 of the Companies Act, to give the directors power to allot equity securities (as defined in section 560 of the Companies Act) of the Company pursuant to the authority conferred by resolution 4 and/or to sell ordinary shares (as defined in section 560 of the Companies Act) held by the Company as treasury shares as if section 561 of the Companies Act (existing shareholders’ pre-emption rights) did not apply to any such allotment or sale, provided that this power is limited to the allotment of equity securities or sale of treasury shares:

(a)
up to an aggregate nominal amount of £9,882,722; and

(b)
(in addition to the amount set out under (a) above), up to an aggregate nominal amount of £3,218,206 in connection with the grant or exercise of awards made under the Company’s incentive plans from time to time, provided that, in each case:
(i)
(unless previously revoked, varied or renewed by the Company) this power will expire on the date that is five (5) years after the date on which this resolution is passed, save that the directors may, before this power expires, make offers or agreements which would or might require equity securities to be allotted and/or treasury shares to be sold after its expiry and the directors may allot equity securities and/or sell treasury shares pursuant to such offers or agreements as if this power had not expired; and

(ii)
this power is in addition to (and does not replace) all subsisting powers previously given to the directors for the purposes of section 570 of the Companies Act to the extent unused at the date of this resolution.

6.
Special Resolution: To approve and adopt the draft regulations which are tabled at the AGM and labeled the “New Articles” and initialed by the Chairman of the AGM (the “New Articles”) as the articles of association of the Company in substitution for, and to the exclusion of, the existing articles of association of the Company.

7.
Ordinary Resolution: To approve, on an advisory basis, the UK directors’ remuneration report in the form set out in the Company’s UK annual report and accounts for the period ended December 31, 2019.

8.
Ordinary Resolution: To receive and adopt the Company’s audited UK statutory accounts for the year ended December 31, 2019, together with the reports of the directors and the auditors thereon.

9.
Ordinary Resolution: To re-appoint PricewaterhouseCoopers LLP, a limited liability partnership organized under the laws of England, as the Company’s UK statutory auditor.

10.
Ordinary Resolution: To authorize the directors and/or the Audit and Compliance Committee to determine the remuneration of the Company’s UK statutory auditor.

ii	LIVANOVA | 2020 Proxy Statement	www.livanova.com

How to Vote
You may vote at the AGM by proxy or virtually at www.meetingcenter.io/260382039 (password: LIVN2020). Please see the section entitled Frequently Asked Questions About the AGM for detailed information on how shareholders of record, beneficial holders and CDI holders may virtually attend and vote at the AGM.
You may also vote in advance of the meeting. Depending on whether you are a shareholder of record, a beneficial holder or a CDI holder, you will be able to do so by post, via the Internet or by telephone. Please see our Frequently Asked Questions About the AGM.
Section 527 Notice – Website Materials
Under section 527 of the Companies Act, shareholders meeting the threshold requirements set out in that section have the right to require the Company to publish on a website a statement setting out any matter relating to: (i) the audit of the Company’s accounts (including the auditor’s report and the conduct of the audit) that are to be laid before the meeting; or (ii) any circumstance connected with an auditor of the Company ceasing to hold office since the previous meeting at which annual accounts and reports were laid in accordance with section 437 of the Companies Act. The Company may not require the shareholders requesting any such website publication to pay its expenses in complying with section 527 or section 528 of the Companies Act. Where the Company is required to place a statement on a website under section 527 of the Companies Act, it must forward the statement to the Company’s auditor not later than the time when it makes the statement available on the website. The business which may be dealt with at the meeting includes any statement that the Company has been required under section 527 of the Companies Act to publish on a website.
By order of the Board of Directors,
Keyna P. Skeffington
Company Secretary
May 20, 2020
LIVANOVA | 2020 Proxy Statement	iii

Table
of Contents
1	LIVANOVA | 2020 Proxy Statement	www.livanova.com

Compensation of Executive Officers and Directors	39
Compensation Tables	39
Potential Payments Upon Change in Control	45
CEO Pay Ratio	48
2019 Director Compensation Table	49
Proposal No. 2 Advisory (Non-Binding) Vote to Approve Executive Compensation (Say on Pay)	50
Audit Matters	51
Audit and Compliance Committee Report	51
Changes in Independent Auditor	52
Fees Paid to PricewaterhouseCoopers	52
Pre-Approval Policies and Procedures	53
Proposal No. 3 Ratification of the Appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm	54
Proposal No. 4 Ordinary Resolution to Grant Authority to Allot Shares for a Period of Five Years	55
Proposal No. 5 Special Resolution to Grant Power to Disapply Pre-Emption Rights for a Period of Five Years	57
Proposal No. 6 Special Resolution to Adopt the New Articles	58
Share Ownership Information	60
Delinquent Section 16(a) Reports	61
Other Proposals	62
Proposal No. 7 Advisory Vote to Approve the UK Directors’ Remuneration Report	62
Proposal No. 8 Reception and Adoption of the UK Annual Report and Accounts	63
Proposal No. 9 Reappointment of PricewaterhouseCoopers LLP as the Company’s Statutory Auditor	64
Proposal No. 10 Authorization of the Directors and/or the Audit and Compliance Committee to Determine the Remuneration of PricewaterhouseCoopers LLP in its Capacity as UK Statutory Auditor	65
General Matters	66
Shareholder Proposals for the 2021 Annual General Meeting of Shareholders	66
Saving Resources: Householding and Electronic Communications	66
Annual Reports and Proxy Materials	67
Expenses of Solicitation	67
Frequently Asked Questions About the Annual General Meeting	67
Other Business	72
Appendix A: New Articles (marked against current Articles of Association)	A-1
LIVANOVA | 2020 Proxy Statement	2

Proxy Summary
This summary highlights information described in greater detail later in this proxy statement. Please read the proxy statement in its entirety and do not rely on this summary to give you the information you need to make an informed decision on the proposals presented for your consideration.
First and foremost, please vote. Your vote and participation are very important to us.
2020 Annual General Meeting of Shareholders
Date and Time:
Monday, June 29, 2020 at 13:00 (Local Time in London)

Place:
Virtually on the Internet at www.meetingcenter.io/260382039 (Password: LIVN2020)

Record Date:
May 4, 2020

Mailing Date:
May 20, 2020

Voting Methods and Deadlines
In advance:
Internet www.envisionreports.com/LIVN or as directed by your broker, as the case may be
Telephone Call the number on your proxy card
By mail Sign, date and return your proxy card in the enclosed envelope
At the meeting: Attend virtually at www.meetingcenter.io/260382039 (Password: LIVN2020)
Questions and Answers About Attending our AGM and Voting
Please review the questions and answers about our AGM and voting beginning on page 67 to help you vote and be aware of what you need to do to attend the AGM virtually.
3	LIVANOVA | 2020 Proxy Statement	www.livanova.com

Voting Matters and Board Recommendations
Proposal	Board Recommendation	For More Information
Proposal 1 – To elect, by separate resolutions, the ten director nominees named in the Proxy Statement to hold office until the 2021 AGM	“FOR” all nominees	Page 8
Proposal 2 – To approve, on an advisory basis, the Company’s compensation of its named executive officers	“FOR”	Page 50
Proposal 3 – To ratify the appointment of PricewaterhouseCoopers LLP, a Delaware limited liability partnership, as the Company’s independent registered public accountancy firm	“FOR”	Page 54
Proposal 4 – To grant authority to allot shares for a period of five years	“FOR”	Page 55
Proposal 5 – Special Resolution to grant power to disapply pre-emption rights for a period of five years	“FOR”	Page 57
Proposal 6 – Special Resolution to adopt the New Articles	“FOR”	Page 58
Proposal 7 – To approve, on an advisory basis, the UK directors’ remuneration report in the form set out in the Company’s UK annual report and accounts for the period ended December 31, 2019	“FOR”	Page 62
Proposal 8 – To receive and adopt the Company’s audited UK statutory accounts for the year ended December 31, 2019, together with the reports of the directors and auditors thereon	“FOR”	Page 63
Proposal 9 – To re-appoint PricewaterhouseCoopers LLP, a limited partnership organized under the laws of England, as the Company’s UK statutory auditor	“FOR”	Page 64
Proposal 10 – To authorize the directors and/or the Audit and Compliance Committee to determine the remuneration of the Company’s UK statutory auditor	“FOR”	Page 65
Director Nominees
You are being asked to vote, by separate ordinary resolutions, on the election of the following ten nominees, each for a one-year term. Election is by a majority of the votes cast. Detailed information about each Director’s background and skills begins on page 11.
Name	Age	Director Since	Principal Position	Independent
Francesco Bianchi	63	2015	Chairman, Seven Capital Partners S.r.l.	Yes
Stacy Enxing Seng	55	2019	Venture Partner, Lightstone Ventures	Yes
William Kozy	68	2018	Retired, EVP and COO, Becton, Dickinson and Company	Yes
Damien McDonald	55	2017	CEO, LivaNova	No
Daniel Moore	59	2015	Chairman of the Board; private investor	Yes
Hugh Morrison	73	2015	Independent consultant and private investor	Yes
Alfred Novak	72	2015	Private investor	Yes
Sharon O’Kane, Ph.D.	52	2015	Entrepreneur in Residence, University College Dublin	Yes
Arthur Rosenthal, Ph.D.	73	2015	Retired CEO, EyeCue, Inc	Yes
Andrea Saia	62	2016	Retired, Global Head of Vision Care, Alcon Division, Novartis AG	Yes
LIVANOVA | 2020 Proxy Statement	4

Executive Compensation Philosophy
Our market-competitive executive compensation program acts as an incentive for our named executive officers (“NEOs”) to perform at their highest level, take appropriate risks and drive shareholder return in the short and long term. Our executive compensation program aims to ensure that we recruit and retain key executive officers responsible for our success and align the interests of our executive officers, including our NEOs, with shareholders. To achieve these ends, the Compensation Committee structures the executive compensation program to:
•
Target NEO pay around the market median to attract, motivate and retain talented executive officers with the skills and experience to ensure our long-term success;

•
Use multiple pay and award vehicles that work together to reward performance and retain talent, while maintaining alignment with shareholder interests;

•
Reward individual performance with base salary and a cash-based short-term bonus ensuring a meaningful link to our operational performance and shareholder interests;

•
Pay a substantial portion of each NEO’s compensation as variable pay contingent upon the achievement of our business objectives;

•
Balance the components of compensation so that short-term (annual) and long-term performance objectives are recognized because our success depends on our executive officers being focused on critical strategic and tactical objectives, both short-term and long-term;

•
Encourage NEOs to have a meaningful ownership interest in the Company with stock ownership guidelines;

•
Vest equity awards over time to promote retention;

•
Have clawback provisions in our plans to mitigate risk; and

•
Work with an independent compensation consultant to ensure our program is meeting its goals.

5	LIVANOVA | 2020 Proxy Statement	www.livanova.com

Cautionary Note Regarding
Forward-Looking Statements
This proxy statement contains forward-looking statements within the meaning of the US federal securities laws. Forward-looking statements may be identified by words like “may,” “could,” “seek,” “guidance,” “predict,” “potential,” “likely,” “believe,” “will,” “should,” “expect,” “anticipate,” “estimate,” “plan,” “intend,” “forecast,” “foresee” or variations of these terms and similar expressions, or the negative of these terms or similar expressions. Forward-looking statements in this proxy statement include, but are not limited to, statements regarding individual and Company performance objectives and targets. These and other forward-looking statements are based on our beliefs, assumptions and estimates using information available to us at the time and are not intended to be guarantees of future events or performance. Factors that may cause actual results to differ materially from those contemplated by the statements in this proxy statement can be found in our periodic reports on file with the SEC. The forward-looking statements speak only as of the date of this proxy statement and undue reliance should not be placed on these statements. We disclaim any intention or obligation to publicly update or revise any forward-looking statements, unless required by applicable securities laws. This cautionary statement is applicable to all forward-looking statements contained in this document.
LIVANOVA | 2020 Proxy Statement	6

Resolutions and Voting
Voting on a Poll
In accordance with best practice and our Articles of Association, all voting at the Company’s AGM is done on a poll.
Ordinary and Special Resolutions
The Companies Act specifies a number of matters that must be effected by special resolution of a company’s shareholders. A resolution passed on a poll taken at a meeting is passed as a special resolution if it is passed by members representing 75% (or more) of the total voting rights of members who, being entitled to vote, do so virtually at the meeting, by proxy or in advance of the meeting. At the 2020 AGM, there are two special resolutions to be voted upon (Proposals 5 and 6).
All other resolutions at the 2020 AGM are ordinary resolutions. These resolutions will pass on a poll at the AGM if members representing a simple majority of the total voting rights of members who, being entitled to vote, do so virtually at the meeting or by proxy or in advance of the meeting.
Abstentions
Under English law, an abstention is not a vote in law and will not be counted in the calculation of the proportion of votes ‘for’ or ‘against’ the resolution.
Broker Non-Votes
If you are a beneficial owner and hold shares through an account with a bank or broker, your shares may be voted if you do not provide voting instructions. Brokerage firms have the authority under the New York Stock Exchange rules to vote shares for which their customers do not provide voting instructions on routine matters. When a matter is not routine and the brokerage firm has not received voting instructions from the beneficial owner, the brokerage firm cannot vote the shares on that matter. This is called a broker non-vote. For example, the ratification of the selection of independent auditors is considered a routine matter, and the brokerage firm can vote for or against this resolution at its discretion, but the election of directors is not considered routine for these purposes. Following a narrowing of interpretation of the definition of a ‘routine matter,’ the only resolutions that are now considered routine are the ratification of the selection of independent auditors for US purposes and re-appointment of independent auditors for UK purposes. All of our other resolutions at the 2020 AGM are non-routine matters.
Possible Selections on the Ballot
You can vote ‘for’ or ‘against’ a resolution. Each of these votes will have legal effect under English law in that they count as votes cast. An abstention, indicated by electing ‘abstain’ is not a vote under English law as indicated above.
7	LIVANOVA | 2020 Proxy Statement	www.livanova.com

Proposal No. 1 Election of Directors
The selection of qualified directors is critical to the long-term success of the Company and its shareholders. Director nominees must be able to contribute significantly to the Board’s discussion and decision-making on the broad array of complex issues facing the Company. The Board of Directors’ (the “Board”) established process for director selection begins with an assessment of our strategic objectives and the skills, experience and qualifications needed to further those objectives. Through that process, the Board has determined that its nominees for election as directors at the 2020 AGM collectively represent the best mix of experience, qualifications and skills to further the long-term interests of all shareholders.
The Board is unclassified. Directors are currently elected for one-year terms.
You are being asked to vote, by separate ordinary resolutions, on the election of the following ten director nominees, each for a one-year term. Election is by a majority of the votes cast in an uncontested election such as this one. Detailed information about each director nominee’s background, skill sets and areas of expertise can be found beginning on page 11.
DIRECTOR NOMINEES
Francesco Bianchi	Hugh Morrison
Stacy Enxing Seng	Alfred Novak
William Kozy	Sharon O’Kane, Ph.D.
Damien McDonald	Arthur Rosenthal, Ph.D.
Daniel Moore	Andrea Saia
Vote Required
Each director nominee is elected by a simple majority of the total votes present at the AGM, in person or by proxy, and entitled to vote on the proposal.
Board Recommendation
The Board recommends a vote FOR the election to the Board of each of the director nominees.

LIVANOVA | 2020 Proxy Statement	8

Corporate Governance
The Board of Directors
Corporate Governance
The Board of Directors
Our Articles of Association provide that the number of directors shall be nine unless otherwise decided by the Board. On April 23, 2019, the Board increased the size of the Board to ten directors in order to accommodate a broader skill set on the Board. The New Articles presented for consideration in this proxy statement would set the number of directors at ten. Upon the recommendation of our Nominating and Corporate Governance Committee, the Board has nominated the persons named under Proposal No. 1 to serve as directors until the 2021 AGM or their earlier resignation or removal. All directors are elected annually.
With the exception of Mr. McDonald, our chief executive officer (“CEO”), each of the named nominees is independent under applicable rules of Nasdaq and the US Securities and Exchange Commission (“SEC”). If re-elected, Mr. Moore will continue to serve as the Company’s independent and non-executive chairman of the Board.
Board Qualifications and Director Selection
The selection process for directors is set out in our Corporate Governance Guidelines and in the charter of the Nominating and Corporate Governance Committee. These documents are available at https://investor.livanova.com. The charter authorizes the Nominating and Corporate Governance Committee to determine the qualifications, qualities, skills and other expertise required to be a director but also sets out certain minimum qualification requirements:
•
high ethical behavior;

•
accomplishments within their respective fields;

•
relevant business and financial expertise and experience;

•
sound business judgment; and

•
diversity, including with respect to gender, race/ethnicity, geography, professional experience, skills and tenure.

Our Articles of Association stipulate that directors must be able to understand and speak English sufficiently to be able to participate fully in all meetings of the Board.
The Board has not introduced term or age limits. While term limits may foster fresh ideas and viewpoints, they hold the disadvantage of losing the contribution of directors who have been able to develop, over a period of time, increased insight into the Company and its operations and, therefore, provide significant contributions to the Board as a whole. As an alternative to term limits, the Nominating and Corporate Governance Committee reviews each director’s continued tenure on the Board annually. All of our directors have served for fewer than six years.
The Nominating and Corporate Governance Committee conducts a skills analysis and considers that analysis in the context of the Company’s strategic plan in order to identify skills and expertise required to lead the Company now and in the future. It also considers the results of the Board and its committees’ annual self-assessments to identify any further gaps as well as Board succession planning and ultimately determines the qualifications, qualities, skills and other expertise (in addition to the minimum requirements set out above) desired at this juncture in the Company’s development. The Nominating and Corporate Governance Committee then assesses all current directors who expressed an interest in being re-nominated as well as potential new candidates and makes its recommendation to the Board.
The Nominating and Corporate Governance Committee may consider candidates for our Board from any reasonable source, including from a search firm engaged by the committee and shareholder recommendations subject to the procedures set forth below and the full procedures identified in our Corporate Governance Guidelines. Any invitation to join our Board is extended by the Board and by the chair of the Nominating and Corporate Governance Committee.
Although we do not have a formal policy with regard to the consideration of any director nominees recommended by shareholders, a shareholder or group of shareholders may recommend potential candidates for consideration. We do not have such a policy because the Nominating and Corporate Governance Committee believes that it can adequately evaluate any such nominees on a case-by-case basis. No shareholder nominees were submitted for consideration at the 2020 AGM.
Nominees for consideration by the Nominating and Corporate Governance Committee may be sent in writing to the Office of the Company Secretary, by mail at 20 Eastbourne Terrace, London W2 6LG, United Kingdom, not less than 90 nor more than 120 days prior to the first anniversary of the AGM for the previous year. The written nomination must include all information relating to such director nominee that is required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of directors, or otherwise required, pursuant to Regulation 14A under the US Securities
9	LIVANOVA | 2020 Proxy Statement	www.livanova.com

Corporate Governance
The Board of Directors
Exchange Act of 1934, as amended (the “Exchange Act”), including such person’s written consent to be named in the proxy statement as a nominee and to serve as a director if elected. In addition, the nomination must include:
•
the nominating shareholder’s or shareholders’ name(s) and address(es) as they appear on the Company’s books;

•
the class and number of shares beneficially owned by the nominating shareholder(s);

•
a description of all agreements, arrangements and understandings between such shareholder(s), each proposed director nominee and any other person or persons (including their names) in connection with the nomination;

•
any other information relating to such shareholder(s) that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies pursuant to Regulation 14A under the Exchange Act; and

•
to the extent known by the shareholder(s) giving notice, the name and address of any other shareholder(s) supporting the election of the nominee.

Additionally, under the Companies Act, certain shareholders may require us (i) to include a resolution in our notice of AGM or (ii) require us to include any matter (other than a proposed resolution) in the business to be dealt with at the AGM. Provided that the relevant criteria are met, notice of the resolution or matter must be received by the Company at the Office of the Company Secretary at 20 Eastbourne Terrace, London W2 6LG, United Kingdom at least six weeks prior to the date of the AGM or, if later, at the time notice of the AGM is delivered to shareholders.
From time to time, the Nominating and Corporate Governance Committee may request additional information from the nominee or the nominating shareholder(s). Potential nominees suggested by shareholders are evaluated by the Nominating and Corporate Governance Committee in the same manner as other potential candidates.
Board Diversity and Director Tenure
As enshrined in the charter of the Nominating and Corporate Governance Committee, the Board and Company are focused on ensuring a diverse Board. As of December 31, 2019, the ten person Board consisted of the following:
Gender
Nationality

Age

We believe that a variety of tenures provides an effective balance of deep knowledge of our business and industry and new perspectives. The tenure of the Board is as follows:
Tenure

Less than one year: 10%
Between one and three years: 20%
Between four and six years: 70%
Less than one year
Between one and three years
Between four and six years

LIVANOVA | 2020 Proxy Statement	10

Corporate Governance
The Board of Directors
Background Information Regarding Directors
FRANCESCO BIANCHI
INDEPENDENT Age 63 Director since 2015 Chairman Seven Capital Partners S.r.l.
Francesco Bianchi has served as the Chairman of Seven Capital Partners S.r.l., a financial consulting firm, since June 2018, previously served as Seven Capital Partners Chief Executive Officer and has been with the firm since 2013. Mr. Bianchi has 30 years of mergers and acquisitions and strategic advisory experience working for well-recognized international financial institutions including JPMorgan Chase (Paris), Morgan Grenfell (London), Citi (Milan) and Bankers Trust (Milan), where he served in various roles including general manager and head of the mergers and acquisitions and corporate finance division. He also headed the strategic planning division of Banca-Intesa S.p.A. in Italy and abroad. Mr. Bianchi earned a degree in economic sciences with honors from the University of Florence and is a chartered accountant.

Committees: • Audit and Compliance; Compensation Other Public Company Directorships: • None
Former Public Company Directorships During the Past Five Years:
•
Sorin S.p.A.;

•
Intesa Sanpaulo S.p.A.

Director Skills and Qualifications:
•
Mr. Bianchi is an audit committee financial expert and has an extensive professional background working in strategy and mergers and acquisitions.

STACY ENXING SENG
INDEPENDENT Age 55 Director since 2019 Venture Partner Lightstone Ventures
Stacy Enxing Seng has served as a Venture Partner with Lightstone Ventures, a venture capital group focused on medical technology and biotechnology-related investments, since 2016. Prior to joining Lightstone, Ms. Enxing Seng was with Covidien, a global health care products company, as its President, Vascular Therapies (2011 to 2014) and President of Peripheral Vascular (2010 to 2011). Ms. Enxing Seng joined Covidien in 2010 through the $2.6B acquisition of ev3 Incorporated, where she was a founding member and executive officer responsible for leading its Peripheral Vascular division (2001 to 2010). Prior to ev3, Ms. Enxing Seng held positions of increasing responsibility with Boston Scientific, SCIMED, Baxter and American Hospital Supply. She holds a B.A. in Public Policy from Michigan State University and an M.B.A. from Harvard University.

Committees: • Compensation Other Public Company Directorships: • Sonova Holding AG; Hill-Rom Holdings, Inc.
Director Skills and Qualifications:
•
Ms. Enxing Seng has broad experience as a former senior executive responsible for a world-wide business unit of a major medical device company. In addition, she has significant experience as a co-founder of a successful medical device start-up. Her operational experience at both large and small medical device companies, combined with her first-hand experience gained from building ev3 from the ground up, provide the Board with valuable insights into strategy, marketing, sales, innovation, mergers and acquisitions and a variety of other medical device-related areas.

11	LIVANOVA | 2020 Proxy Statement	www.livanova.com

Corporate Governance
The Board of Directors
William Kozy
Independent Age 68 Director since 2018 Retired, EVP and COO Becton, Dickinson and Company
William Kozy retired from Becton, Dickinson and Company, a global medical technology company, in 2016 where he was Executive Vice President and Chief Operating Officer from 2011 to 2016. At Becton Dickinson, he also served as a member of the corporate Leadership Team and in various executive roles since 1988, including head of BD Medical (2009 to 2011), President of the BD Biosciences segment (2006 to 2009), President of BD Diagnostics (2002 to 2006) and Senior Vice President of Company Operations (1998 to 2002). Mr. Kozy graduated cum laude from Kenyon College.

Committees: • Nominating and Corporate Governance
Other Public Company Directorships:
•
Cooper Companies, Inc.

Director Skills and Qualifications:
•
Mr. Kozy has a career spanning more than 40 years with global medical device companies. Prior to serving as COO for Becton Dickinson, Mr. Kozy’s key business worldwide leadership roles included responsibility for the Biosciences, Diagnostic and Medical segments of Becton Dickinson. During his time at Becton Dickinson, he was responsible for all world-wide businesses of the company with leadership emphasis on profitable revenue growth and talent development. He also brings a depth of corporate leadership experience in the areas of innovation systems, operations, manufacturing and ERP implementation as well as his broad and relevant experience in global strategy, mergers and acquisitions, technology and product development.

Damien McDonald
Age 55 Director since 2017 CEO LivaNova
Damien McDonald has served as the CEO and an executive director of the Company since January 2017 and served as the Company’s Chief Operating Officer from October through December 2016. Prior to joining the Company, Mr. McDonald was with Danaher Corporation, a global manufacturer of medical, industrial and commercial products, where he was Group President, Professional Consumables (2013 to 2016). From 2011 to 2013, Mr. McDonald served as Group President of Kerr Corporation, a subsidiary of Danaher, where he was responsible for a dental consumable business with operations in the US, Mexico, Switzerland, Italy and the Czech Republic. In 2010, Mr. McDonald undertook special projects for Danaher. From 2007 to 2010, Mr. McDonald was president, Zimmer Spine at Zimmer Holdings, where he was responsible for divisions in the US and France. From 1999 to 2007, Mr. McDonald had various roles with Johnson and Johnson. Mr. McDonald holds bachelor’s degrees in pharmacy and economics from the University of Queensland in Australia, a master’s degree in international economics from the University of Wales, and an M.B.A. from the Institute for Management Development in Lausanne.

Committees: • None
Other Public Company Directorships:
•
Avita Medical Limited

Director Skills and Qualifications:
•
Mr. McDonald has extensive management experience in the medical device and life sciences industries and serves as the CEO of the Company.

LIVANOVA | 2020 Proxy Statement	12

Corporate Governance
The Board of Directors
Daniel Moore
Independent Age 59 Director since 2015 Chairman of the Board and private investor
Daniel Moore is Chairman of the Board of the Company and, over the past five years, has served primarily as a private investor. Mr. Moore served as President and CEO and a member of the board of Cyberonics, Inc., a medical device company with core expertise in neuromodulation, from 2007 to 2015 when Cyberonics merged with Sorin S.p.a. to form the Company. Mr. Moore joined Cyberonics after 18 years with Boston Scientific where he was President of InterContinental as well as having roles in general management, sales and marketing earlier in his career. Mr. Moore has a B.A. from Harvard College and an Executive M.B.A. from Boston University.

Committees: • None as Chairman of the Board Other Public Company Directorships: • GI Dynamics, Inc.; ViewRay, Inc.
Former Public Company Directorships During the Past Five Years:
•
Cyberonics, Inc.

Director Skills and Qualifications:
•
Mr. Moore has extensive experience working with cutting edge medical device companies, including leadership of Cyberonics. He has significant experience in domestic and international general management and sales and marketing. Mr. Moore serves or has served on the boards of several medical device companies, the Epilepsy Foundation of America and other non-profits focused on epilepsy, the Medical Device Manufacturers Association and the Advisory Board of Purdue University’s Weldon School of Biomedical Engineering. His board service includes many board chairman roles.

Hugh Morrison
Independent Age 73 Director since 2015 Independent consultant and private investor
Hugh Morrison has worked as an independent consultant and private investor since 2012. From 2008 to 2012, Mr. Morrison was a Managing Director at Callahan Advisors, LLC, an investment management company. From 1996 to 2006, he served as President and Chief Executive Officer of Pilgrim Cleaners, Inc., a retail dry cleaning company operating over 100 stores. Mr. Morrison has a BBA in Accounting from Texas A&M University-Kingsville and is a licensed CPA.

Committees: • Audit and Compliance (Chair); Nominating and Corporate Governance Other Public Company Directorships: • None
Former Public Company Directorships During the Past Five Years:
•
Cyberonics, Inc.

Director Skills and Qualifications:
•
Mr. Morrison has extensive board leadership experience in the healthcare sector having served as chairman of the board of Advanced Neuromodulation Systems, Inc. where he gained specific knowledge of neurostimulation device technology and products, and on the boards of Owen Healthcare, Inc. and Dow Hickam Pharmaceuticals, Inc. Mr. Morrison is also an audit committee financial expert.

13	LIVANOVA | 2020 Proxy Statement	www.livanova.com

Corporate Governance
The Board of Directors
Alfred Novak
Independent Age 72 Director since 2015 Private investor
Alfred Novak has worked as a private investor since 2015. Prior to that, Mr. Novak served as President and CEO of Syntheon Cardiology LLC, an early-stage company developing a percutaneous prosthetic aortic heart valve (2014 to 2015); Chairman and CEO of OrbusNeich Medical Technology Company, Ltd., an interventional cardiology company (2010 to 2013); President and CEO of Novoste Corporation, an interventional cardiology company (2002 to 2006); founder of Syntheon, LLC, a company focused on minimally invasive medical devices for the gastroenterology and vascular markets (1998 to 2003); and President, CEO and a director of Biosense, Inc., an electrophysiology company (1996 to 1998). Prior to that time, Mr. Novak was Vice President and Chief Financial Officer of Cordis Corporation. Mr. Novak received a BS from the United States Merchant Marine Academy and an M.B.A. in Healthcare from The Wharton School of the University of Pennsylvania.

Committees: • Audit and Compliance; Compensation Other Public Company Directorships: • None
Former Public Company Directorships During the Past Five Years:
•
Cyberonics, Inc., Dova Pharmaceuticals, Inc.

Director Skills and Qualifications:
•
Mr. Novak has broad operating executive experience as CEO and CFO as well as leading marketing and sales at medical device companies. In addition, he has board of director experience at medical device and pharmaceutical companies, including service on audit and compensation committees. Further, he has expertise concerning new product development, regulatory approval and commercialization of medical devices. Mr. Novak is also an audit committee financial expert.

Sharon O’Kane
Independent Age 52 Director since 2015 Entrepreneur in Residence University College Dublin
Sharon O’Kane, Ph.D., has served as an Entrepreneur in Residence at University College Dublin since 2015. She was also an expert advisor to the Stevenage Bioscience Catalyst Facility at GlaxoSmithKline, a global healthcare company (2012 to 2019) and a Commercial Mentor to Queen’s University, Belfast (2016 to 2019). Previously, Dr. O’Kane served as Entrepreneur in Residence at the University of Manchester Intellectual Property Company UMIP (2009 to 2014). Dr O’Kane co-founded and, from 1998 to 2010, was the Chief Scientific Officer, and a Director of Renovo Group Plc, a UK biotech company. Dr. O’Kane earned a B.Sc (Honours) First Class in Biomedical Sciences from the University of Ulster from which she also earned a Ph.D. in Biomedical Sciences. She also earned a Diploma in Company Direction from the Institute of Directors.

Committees: • Nominating and Corporate Governance (Chair) Other Public Company Directorships: • None
Director Skills and Qualifications:
•
Dr. O’Kane has extensive experience in healthcare, both in the academic realm and in research and development (R&D) capacities. She has served on the board of directors of several biotech and healthcare companies and organizations and has held numerous positions advising healthcare and biotech companies, governmental bodies and universities. Dr. O’Kane was also a co-founder, Chief Science Officer and executive director of Renovo Group Plc and was responsible for growing the university spin-out to a public company, and a non-executive director of Iomet Pharma Ltd. Dr. O’Kane has had corporate director governance training at the Institute of Directors and Harvard Business School.

LIVANOVA | 2020 Proxy Statement	14

Corporate Governance
The Board of Directors
Arthur Rosenthal
Independent Age 73 Director since 2015 Retired CEO EyeCue, Inc.
Arthur Rosenthal, PhD retired from EyeCue, Inc., a development-stage medical device company working on a guided biopsy for lower and upper gastrointestinal cancer screening, after serving as co-founder and CEO from 2011 to 2015. Dr. Rosenthal also served as Professor of Practice in the Biomedical Engineering Department at Boston University from 2010 to 2015. Prior to co-founding EyeCue in 2011, Dr. Rosenthal served as President and CEO of Cappella, Inc., a development-stage company focused on novel device solutions for coronary artery disease (2009 to 2011); CEO of Labcoat, Ltd., a development-stage drug-eluting stent technology company, from 2005 until its acquisition by Boston Scientific Corporation in 2008; Senior Vice President, Chief Science Officer and Executive Committee Member of Boston Scientific, a medical device manufacturer (2000 to 2005); and Senior Vice President, Corporate Officer and Chief Development Officer at Boston Scientific (1994 to 2000). Dr. Rosenthal earned his Bachelor Degree in Bacteriology from the University of Connecticut and a Ph.D in Biochemistry from the University of Massachusetts.

Committees: • Compensation (Chair) Other Public Company Directorships: • Profound Medical Corp.
Former Public Company Directorships During the Past Five Years:
•
Cyberonics, Inc.; Arch Therapeutics, Inc.

Director Skills and Qualifications:
•
For more than 40 years, Dr. Rosenthal has developed medical device technologies as an individual contributor, technology executive and serial entrepreneur. He has extensive knowledge of regulatory and compliance requirements pertaining to medical devices and experience with new product development and technology commercialization as well as having served as an operating executive with a major medical device manufacturer.

Andrea Saia
Independent Age 62 Director since 2016 Retired, Global Head of Vision Care Alcon Division, Novartis AG
Andrea Saia served as the Global Head of Vision Care in the Alcon Division of Novartis AG, a global healthcare company, from 2011 until her retirement in 2012. Prior to this role, she served as President and CEO of CibaVision Corporation, a subsidiary of Novartis, from 2008 to 2011. From 2005 to 2007, Ms. Saia relocated to Switzerland and served as President of Europe, Middle East and Africa operations, CibaVision’s largest regional business unit. She joined CibaVision in 2002 as Global Head of Marketing and was promoted to President of the Global Lens Business in 2003. Prior to joining Novartis, Ms. Saia was the Chief Marketing Officer for GCG Partners and also held senior management and marketing positions with global consumer products companies such as Procter & Gamble Co., Unilever and Revlon, Inc. Ms. Saia earned her B.S. in Business Administration from Miami University and her M.B.A. from J.L. Kellogg Graduate School of Management.

Committees: • Audit and Compliance Other Public Company Directorships: • Align Technology
Former Public Company Directorships During the Past Five Years:
•
Coca Cola Enterprises

Director Skills and Qualifications:
•
Ms. Saia is an accomplished global business executive with nearly 40 years’ experience in the medical device and consumer products industries including multinational companies such as Novartis, Unilever, Revlon and Procter & Gamble, and continuing involvement in business matters as a member of the Miami University Farmer School of Business Advisory Board. She has extensive global business experience, a broad understanding of healthcare, medical device and consumer products industries, strong management skills and significant operations experience.

Family Relationships
There are no family relationships among any of our directors or executive officers.
15	LIVANOVA | 2020 Proxy Statement	www.livanova.com

Corporate Governance
The Board of Directors
Compensation Committee Interlocks
During the year ended December 31, 2019, the Compensation Committee was composed of Arthur L. Rosenthal (chairman), Francesco Bianchi, Stacy Enxing Seng and Alfred J. Novak. No member of the Compensation Committee is now, or at any time has been, employed by or served as an executive officer of the Company or any of its subsidiaries, or has had any substantial business dealings with the Company or any of its subsidiaries. None of our executive officers currently serves or served in the year ended December 31, 2019 on the board of directors or compensation committee of another company at any time during which an executive officer of such other company served on our Board or Compensation Committee.
Director Independence
The Nominating and Corporate Governance Committee of the Board is empowered by its Board-approved charter to make all determinations of independence required under Nasdaq rules or other applicable laws and regulations, including but not limited to determinations as to which directors are independent, non-employee directors and “audit committee financial experts” as defined by US securities laws.
Under the Nasdaq listing rules, a majority of the members of our Board must qualify as “independent directors.” An “independent director” for Nasdaq purposes is a person other than an executive officer or employee of the Company or any other individual having a relationship which, in the opinion of the Board, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director.
The Nominating and Corporate Governance Committee has evaluated all relevant transactions and relationships between each director, or any of his or her family members, and the Company, senior management and our independent registered public accounting firm. Based on this evaluation, the Nominating and Corporate Governance Committee has determined that the following individuals, constituting a majority of the members of our Board, are “independent” as that term is defined in the Nasdaq listing standards and under the US securities laws:
Francesco Bianchi	Alfred Novak
Stacy Enxing Seng	Sharon O’Kane
William Kozy	Arthur Rosenthal
Daniel Moore	Andrea Saia
Hugh Morrison
The Board has also determined that all members of the Audit and Compliance Committee meet additional, heightened independence criteria applicable to audit committee members under the Nasdaq listing rules. The Board has further determined that all members of the Audit and Compliance Committee are financially literate and that Francesco Bianchi, Hugh Morrison (chair of the Audit and Compliance Committee) and Alfred Novak are “audit committee financial experts.”
The Nominating and Corporate Governance Committee has also determined that all members of the Compensation Committee meet independence criteria applicable to compensation committee members under the Nasdaq listing rules as well as certain other requirements set out below.
The Nominating and Corporate Governance Committee’s determinations as to Nasdaq independence, status as a non-employee director and status as an audit committee financial expert are set out in the table below.
Directors	Nasdaq “Independent Director”	Nasdaq Independence for Compensation Committee Purposes	“Non-Employee Director”	Audit Committee Financial Expert
Francesco Bianchi	✔	✔	✔	✔
Stacy Enxing Seng	✔	✔	✔
William Kozy	✔	✔	✔
Damien McDonald
Daniel Moore	✔	✔	✔
Hugh Morrison	✔	✔	✔	✔
Alfred Novak	✔	✔	✔	✔
Sharon O’Kane	✔	✔	✔
Arthur Rosenthal	✔	✔	✔
Andrea Saia	✔	✔	✔
LIVANOVA | 2020 Proxy Statement	16

Corporate Governance
The Board of Directors
Board Leadership Structure
The directors may at any time elect and remove a director as chairman of the Board and as deputy chairman. Unless he or she is unwilling to do so, the director appointed as chairman, or in his or her stead the director appointed as deputy chairman, presides at all meetings of the Board at which he or she is present. Our Board is currently led by a non-executive and independent chairman, Mr. Moore. Currently, we do not have a policy requiring the positions of chair of the Board and CEO to be held by different persons. However, these two positions have been separate and are expected to remain so because the Board believes that structure serves the needs of the Board in a more effective manner. Specifically, keeping the positions separate allows the CEO to focus his attention on driving business performance rather than Board governance. Additionally, keeping the positions separate is consistent with corporate best practice and many investor guidelines.
The chairman establishes the agenda for each Board meeting in consultation with the CEO and with the assistance of the Company Secretary. Each Board member is free to suggest the inclusion of items on the agenda and is also free to raise any subject that is not on the agenda for that meeting.
The non-executive, independent directors meet in private sessions at least quarterly, and the chairman is responsible for conducting these executive sessions.
Board Role in Risk Management
Oversight
The Board determines the Company’s risk tolerance. The Board has determined that the Board as a whole, and not a separate committee, will oversee our risk management process. Each of our Board committees has historically focused and continues to focus on specific risks within their respective areas of responsibility.
The Board uses its committees to assist in its risk oversight responsibility as follows:
•
Audit and Compliance Committee oversees the integrity of the financial reporting of the Company and its compliance with applicable legal and regulatory requirements. It also oversees our internal controls and compliance activities. The committee periodically discusses our major financial and business risk exposures and certain contingent liabilities and the steps management has undertaken to monitor and control such exposures. It also meets privately with representatives from our independent registered public accounting firm as well as with the Head of Internal Audit and the Chief Ethics and Integrity Officer. The committee also has responsibility for the oversight of the management of cybersecurity risks.

•
Compensation Committee oversees risks relating to our compensation policies and practices.

•
Nominating and Corporate Governance Committee oversees risks relating to succession planning and governance structures.

At the direction of our Board, the Company created the role of Chief Risk Officer. The Chief Risk Officer reports to and works with the Board to assess, monitor, and mitigate risks that arise in the course of our business. In addition to our Chief Risk Officer, our Chief Financial Officer, Chief Accounting Officer, General Counsel, Internal Audit team and Chief Information and Technology Officer meet regularly with the Board for the planning, assessment, and reporting of risks. The Board reviews an assessment of, and a report on, our risk profile delivered by the Chief Risk Officer on a regular basis.
COVID-19 Risk Management
In recent months, a new strain of coronavirus (COVID-19) has spread to many countries in the world and the outbreak has been declared a pandemic by the World Health Organization. The U.S. Secretary of Health and Human Services has also declared a public health emergency in the U.S. in response to the outbreak. Considerable uncertainty still surrounds the COVID-19 virus and its potential effects, and the extent of and effectiveness of responses taken on international, national and local levels.
The Board and management are continually evaluating risks to the business, our employees and stakeholders and have taken numerous steps, and will continue to take further actions, in our approach to addressing the COVID-19 pandemic. The Board has already met in a meeting apart from its scheduled quarterly meetings and has future such meetings planned primarily to address COVID-19-related matters. We have successfully implemented our business continuity plans, and our management team is in place to respond to changes in our environment quickly and effectively. We have not closed our manufacturing plants. Additionally, the supply of raw materials and the distribution of finished products remain operational with no known or foreseeable constraints. As a result of the COVID-19 pandemic, we instructed employees at many of our facilities across the globe to work from home on a temporary basis and have implemented travel restrictions.
17	LIVANOVA | 2020 Proxy Statement	www.livanova.com

Corporate Governance
Board, Committee and Shareholder Meetings
Compensation Risk Management
Our executive compensation program is designed to motivate and reward our executive officers for their performance during the fiscal year and over the long term and for taking appropriate risks toward achieving our long-term financial and strategic growth objectives. The following characteristics of our executive compensation program are designed to reduce the possibility our executive officers, either individually or as a group, make excessively risky business decisions that could maximize short-term results at the expense of long-term value:
•
Balanced Mix of Pay Components. The target compensation mix is not overly weighted toward annual incentive awards and represents a balance of base salary, annual short-term incentive compensation in the form of a cash bonus, and long-term equity-based compensation vesting over four years or based on long-term performance objectives;

•
Bracketed Incentive Awards. Annual cash bonuses can be as little as 0%, but no more than 200%, of target;

•
Stock Ownership Guidelines. Our executive officers and directors have guidelines suggesting that they achieve and maintain ownership of substantial equity positions in our stock; and

•
Performance Assessments. Compliance and ethical behaviors are integral factors considered in all performance assessments.

The Company also closely examines its broader compensation policies and actual compensation practices for all employees, including non-executive officers, to assess whether those compensation policies or practices create unreasonable risks. Management conducts the initial risk assessment before presenting potential plans to the Compensation Committee for its review, and, in the case of executive officers, its approval. Management has not identified any plans or practices presenting such risks to date, and the Compensation Committee has reviewed and agrees with management’s conclusion. The Compensation Committee believes that the mix and design of the elements of our compensation program are appropriate and encourage executive officers and key employees to strive to achieve goals that benefit the Company and our shareholders over the long term.
Board, Committee and Shareholder Meetings
Our Board has three standing committees: Audit and Compliance Committee; Compensation Committee; and Nominating and Corporate Governance Committee. Each committee is comprised entirely of independent directors and each committee is governed by a written charter approved by the Board. These charters form an integral part of our corporate governance policies, and a copy of each charter is available on our website at www.livanova.com.
The Board held six meetings during the year ended December 31, 2019, of which four were regularly scheduled and two were additional meetings, and acted by unanimous written consent on three occasions. Each of the directors attended at least 75 of the total number of Board meetings and meetings of the committees on which he/she served. We do not have a formal policy on director attendance at our AGM. Our 2019 AGM was a hybrid meeting, held in London and audio live streamed online. All directors attended the 2019 AGM either in person or virtually.
The following table summarizes (i) the membership of the Board, (ii) the members of each of the Board’s standing committees and (iii) the number of times each committee met.
LIVANOVA | 2020 Proxy Statement	18

Corporate Governance
Board, Committee and Shareholder Meetings
Members of the Board’s standing committees as of December 31, 2019
	Compensation Committee	Nominating and Corporate Governance Committee	Audit and Compliance Committee
Francesco Bianchi	✔		✔
Stacy Enxing Seng	✔
William Kozy		✔
Damien McDonald
Daniel Moore (Chairman of the Board)
Hugh Morrison		✔	✔
Alfred Novak	✔		✔
Sharon O’Kane		✔
Arthur Rosenthal	✔
Andrea Saia			✔
Committee Actions in 2019
Meetings	10	4	10
Written Resolutions	2	–	1

indicates committee chair

Audit and Compliance Committee
Under its charter, the Audit and Compliance Committee’s key responsibilities include:
•
reviewing our consolidated financial statements and internal controls with management and the independent auditors;

•
monitoring actions we take to comply with our internal accounting and control policies as well as external financial, legal and regulatory requirements;

•
monitoring our internal audit functions;

•
reviewing the qualifications and independence of our independent auditors engaged for the purpose of auditing our consolidated financial statements and issuing an audit report for inclusion in appropriate regulatory filings; and

•
selecting, subject to required shareholder approvals, our independent auditors and evaluating their performance.

The Audit and Compliance Committee meets at least quarterly with management, the Chief Ethics and Integrity Officer, internal auditors and the independent auditors in separate executive sessions to discuss any matter that any of these groups believe should be discussed privately. Pursuant to its charter, the Audit and Compliance Committee has the authority, at the Company’s expense, to retain professional advisors, including legal, accounting or other consultants, to advise it in connection with the exercise of its powers and responsibilities. This committee is also responsible for engaging and providing for appropriate compensation of the independent auditors.
Compensation Committee
Under its charter, the Compensation Committee is responsible for, among other things, the following:
•
Regarding the CEO:

•
determining and approving his goals as they relate to his compensation;

•
evaluating the CEO in light of those goals; and

•
determining and approving the CEO’s compensation based on his performance;

•
determining and approving the compensation of all other executive officers;

•
reviewing and certifying the achievement of any performance goals for long-term and short-term incentive plans;

•
reviewing and approving incentive compensation plans and equity-based plans and, where required, recommending such plans for shareholder approval;

•
administering (including adopting, amending and terminating) incentive compensation and equity-based plans;

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Corporate Governance
Board, Committee and Shareholder Meetings
•
reviewing and discussing with management the Compensation Discussion and Analysis to be included in appropriate regulatory filings and determining whether to recommend to the Board that the Compensation Discussion and Analysis be included in such filings;

•
submitting to the Board for its approval an annual Remuneration Report to be included in our UK Annual Report;

•
producing a report of the Compensation Committee for inclusion in appropriate US regulatory filings, as well as in the UK Annual Report; and

•
approving employment agreements and severance arrangements or plans for executive officers.

The Compensation Committee has the sole authority to retain and terminate a compensation consultant to assist with its responsibilities, as well as the sole authority to approve the consultant’s fees, which are then paid by the Company (within any budgetary constraints imposed by the Board).
Nominating and Corporate Governance Committee
Under the terms of its charter, the Nominating and Corporate Governance Committee develops and recommends corporate governance principles and policies to our Board and administers the process for identifying candidates for membership on the Board, including developing criteria for Board and committee memberships and recommending and recruiting director nominees.
The Nominating and Governance Committee evaluates the independence and other standards applicable to service on the Board and its committees, including whether each Audit and Compliance Committee member is financially literate and whether the Audit and Compliance Committee has at least one “audit committee financial expert.” This committee also evaluates and recommends changes, as appropriate, to Board and committee size, composition and chairmanship and committee structure and administers the process for regular Board and committee self-evaluations. In addition, this committee prepares and recommends, for Board approval, the Company’s CEO succession planning policies and reviews succession planning activities.
Governance Policies and Practices
Stock Ownership Guidelines
The Board believes that ownership of our shares by our executive officers and directors further aligns their interests with that of our shareholders. We encourage our executive officers and non-executive directors to achieve the following levels of equity ownership in the Company within five years after the date he/she becomes a Section 16 officer or a non-executive director and, following such initial measurement date, to demonstrate the same levels on the last day of each financial year thereafter:
•
Five times the base salary for the CEO;

•
Three times the base salary for all executive officers, other than the CEO; and

•
Five times the annual cash retainer for all non-executive directors.

Equity ownership used to determine the market value includes all ordinary shares, all unvested restricted stock units of our ordinary shares and all in-the-money, vested, unexercised stock appreciation rights (calculated as stock market value, minus exercise price, minus estimated tax expense at a 40% tax rate). The Company includes not only equity owned by the individual but also that held individually by or jointly with the individual’s spouse or children.
Compliance with our stock ownership guidelines is voluntary; however, an individual’s failure to comply with the guidelines is a factor considered by the Compensation Committee in connection with the award of future equity awards to the individual. Our first measurement date under the stock ownership guidelines will be in October 2020.
Corporate Governance Best Practices
Throughout this proxy statement we have discussed certain best practices the Company adheres to in its corporate governance, including Stock Ownership Guidelines, mentioned directly above. The following is a list of other best practice actions the Board and the Company use and promote:
•
Annual Board and committee performance evaluations;

•
Annual elections for directors;

•
Separated roles of Chair of the Board and CEO;

•
Majority voting for directors in uncontested elections;

•
Supermajority voting to change or amend the Company’s Articles of Association;

•
Prohibiting repricing of grants in equity compensation plans; and

LIVANOVA | 2020 Proxy Statement	20

Corporate Governance
Board, Committee and Shareholder Meetings
•
Prohibiting the pledging of Company securities, subject to a transition period for one director to unwind an existing pledge.

Communication with Directors
Any shareholder or other party interested in communicating with members of the Board, any of its committees, the independent directors as a group or any of the independent directors individually may send written communications to LivaNova Plc, 20 Eastbourne Terrace, London, England W2 6LG, Attention: Company Secretary or to company.secretariat@livanova.com. Communications received in writing are forwarded to the Board, committee or to any individual director or directors to whom the communication is directed, unless the communication is unduly hostile, threatening, illegal, does not reasonably relate to us or our business or is inappropriate. The Company Secretary has the authority to discard or disregard any inappropriate communications or to take other appropriate actions with respect to any such inappropriate communications. The Board will endeavor to promptly respond to all appropriate communications and encourages all shareholders and interested persons to use the aforementioned email and mailing address to send communications relating to the our business to the Board and its members.
Code of Business Conduct and Ethics
The Board has adopted a Corporate Code of Business Conduct and Ethics (the “Code”) for all directors, executive officers and other employees, agents and representatives. The Code is designed to deter wrongdoing and to promote honest and ethical conduct, including the ethical handling of actual or apparent conflicts; full, fair, accurate, timely and understandable disclosure in reports and documents that we file with, or submit to, the SEC and in other public communications made by us; compliance with applicable governmental laws, rules and regulations; the prompt internal reporting of violations of the Code; and accountability for adherence to Code. A copy of the Code is available on our website at www.livanova.com. Any change to, or waiver from, the Code will be disclosed as required by applicable securities laws, which disclosure may occur on our website or by filing a Form 8-K.
Hedging
The Company’s Insider Trading Policy provides that the Company’s employees and directors and the family members of those individuals may not engage in hedging transactions of any type concerning Company securities, including without limitation puts, calls, equity swaps, collars, exchange funds, prepaid variable forwards or other financial instruments or derivative securities.
Related Party Transactions
We recognize that related party transactions involving the Company present a heightened risk of conflicts of interest or the perception of such a conflict. The Board has a formal written policy for reviewing, approving and ratifying transactions with related persons.
Under the policy, any “Related Person Transaction” may be consummated or may continue only if the Audit and Compliance Committee approves or ratifies the transaction in accordance with the guidelines set forth in the policy.
For these purposes, a “Related Person” is:
•
a senior officer (which shall include, at a minimum, each executive officer/Section 16 officer) or director;

•
a shareholder owning more than 5% of the Company (or our controlled affiliates);

•
a person who is an immediate family member of a senior officer or director; and

•
an entity that is owned or controlled by someone listed above, or an entity in which someone listed above has a substantial ownership interest or control.

For these purposes, a “Related Person Transaction” is a transaction between the Company and any Related Person (including any transactions requiring disclosure under the Exchange Act), other than:
•
transactions involving compensation approved by the Compensation Committee;

•
transactions available to all employees generally; and

•
transactions involving less than $50,000 when aggregated with all similar transactions.

The Board has determined that the Audit and Compliance Committee is best suited to review and approve Related Person Transactions. Accordingly, in the event that management recommends a Related Person Transaction, management is required to present the transaction to the Audit and Compliance Committee in advance of entering into the transaction. If management is unable to present the transaction to the Audit and Compliance Committee for approval in advance, management may enter into the transaction preliminarily, subject to ratification by the Audit and Compliance Committee; provided, however, that if the Audit and Compliance Committee does not so approve, management must make all reasonable efforts to cancel or annul the transaction, or if unable to do so, to amend it in a satisfactory manner. The Audit and Compliance Committee may approve or
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Corporate Governance
Board, Committee and Shareholder Meetings
ratify a Related Person Transaction only if the transaction is on terms comparable to those that could be obtained in arm’s-length dealings with an unrelated third party.
The Board recognizes that a member of our management team or a director may be presented with a significant business opportunity that may equally be available to the Company, either directly or via referral. Before the opportunity may be consummated by a Related Person (other than an otherwise unaffiliated 5% shareholder), the opportunity must be presented to the Audit and Compliance Committee for consideration. The Audit and Compliance Committee, in its discretion, may present the opportunity to the Board for consideration.
Since the beginning of the fiscal year ended December 31, 2019, there were no Related Person Transactions and no such transactions are currently proposed.
Succession Planning
Succession planning is a top priority for the Board and our management team, with the objective of having a pipeline of leaders for the immediate future and long term. The Board and management proactively address succession planning and the Board has delegated the responsibility for CEO and senior management succession planning to the Nominating and Corporate Governance Committee. The Board tasked the Nominating and Corporate Governance Committee with doing so in the context of the challenges and opportunities facing us, of the skills and expertise likely to be required by us in the future and to achieve the benefits of diversity in its widest sense.
These processes enable the Board to address both long-term, planned occurrences, such as retirement or change in roles, as well as short-term unexpected events. Similar processes, led by the relevant management team, occur within each of our franchises and functions.
Environmental, Sustainability and Corporate Social Responsibility
Corporate responsibility and sustainability are integral to LivaNova and guide our actions as a company. We have always focused on delivering strong financial results, but we are committed to doing so in a way that respects the communities and environments in which we operate. In 2017, we initiated an engagement in a dialogue with investors around their growing interest in environmental, social and governance (“ESG”) performance and the impact on financial results, and we continued this dialogue in 2019. The Board has increased its own involvement in the ESG arena by enshrining such matters in the charter of the Nominating and Corporate Governance Committee which now formally maintains oversight for these issues. The Company is required to, and does, report on its greenhouse gas emissions and on certain other environmental and social (including employee) matters in our UK Annual Report which is available on the Company’s website.
Availability of Governance Documents
Our Corporate Governance Guidelines, charters of the committees of the Board and Code of Business Conduct and Ethics are available on our website and in print to any shareholder who requests any of these. To access these documents from our website, go to www.livanova.com, select “Investor Relations” from the drop-down menu, and then click on the “Corporate Governance” link located in a horizontal list in the middle of the screen. Requests for a printed copy should be addressed to LivaNova Plc, 20 Eastbourne Terrace, London, England W2 6LG, Attention: Company Secretary.
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Corporate Governance
Executive Officers
Executive Officers
Name	Age	Position
Damien McDonald	55	Chief Executive Officer
Thad Huston	50	Chief Financial Officer
Keyna Skeffington	58	Senior Vice President, General Counsel and Company Secretary
Edward Andrle	62	Former General Manager, Neuromodulation Franchise
Alistair Simpson	50	Former General Manager, Cardiovascular Franchise
Marco Dolci	58	Head of Global Operations and R&D
Trui Hebbelinck	48	Chief Human Resources Officer
Roy Khoury	46	President, International, Senior Vice President, Global Strategic Marketing
Damien McDonald’s biographical information is set forth under “Background Information Regarding Directors and Director Nominees.”
Thad Huston joined LivaNova in May 2017 as Chief Financial Officer. Mr. Huston served as Group Chief Financial Officer, Medical Devices & Global Surgery Group at Johnson & Johnson, a global consumer health products company, from 2013 to 2017. From 2010 to 2013, Mr. Huston served as President of Johnson & Johnson’s Xian-Janssen Pharmaceuticals division in China. Prior to this, Mr. Huston served as Vice President, Finance, Chief Financial Officer and Chief Operations Officer in Johnson & Johnson’s Pharmaceutical Research and Development division and as Vice President, Finance and Chief Financial Officer at Ortho-McNeil Pharmaceuticals. Prior to this, he held senior financial roles at various Johnson & Johnson locations in the US, China, Belgium, Russia and Hungary. Mr. Huston holds a bachelor’s degree in Finance from Pennsylvania State University. He is a Certified Management Accountant.
Keyna Skeffington joined LivaNova in June 2017 in the role of Senior Vice President and General Counsel and became Company Secretary in October 2019. Prior to joining the Company, Ms. Skeffington served in various roles at Medtronic Plc from 2004 to 2017, most recently as Vice President of Legal – Corporate and Securities and Assistant Secretary (2006 to 2017). She also served as Senior Legal Counsel for Medtronic’s Cardiac Surgery Business from 2005 to 2006. Before joining Medtronic, Ms. Skeffington was a Partner at the firm now known as Faegre Drinker Biddle & Reath LLP. Ms. Skeffington holds a BA in International Relations and Russian from Mount Holyoke College and a JD from Tulane University Law School.
Edward Andrle joined LivaNova in 2015 when Cyberonics merged with Sorin to form the Company. Mr. Andrle now serves as a special advisor to the Company, a role he has had since January 1, 2020. Mr. Andrle’s initial role with the Company was as General Manager of the Neuromodulation franchise. At Sorin, Mr. Andrle served as Vice-President of Strategy & Business Development. Prior to joining Sorin, he co-founded, developed and sold three medical device companies:TERAMED focused on an endovascular system to treat abdominal aortic aneurysms and was acquired by Johnson & Johnson; Myocor developed an implantable device to treat mitral valve regurgitation and was acquired by Edwards; and StarFire Medical developed technology to treat brain aneurysms and was acquired by NFocus Neuromedical (Covidien). Mr. Andrle holds a B.S. in Chemical Engineering from the University of Notre Dame and an M.B.A. from the Stanford Graduate School of Business.
Alistair Simpson joined LivaNova in April 2017 in the role of General Manager, Cardiovascular. Mr. Simpson now serves as a special advisor to the Company, a role he has had since January 1, 2020. Prior to joining the Company, Mr. Simpson was Vice President Global Marketing at Kerr Corporation, a subsidiary of Danaher Corporation, where he was responsible for strategy and product development for the consumable franchise. Earlier in his career he spent 16 years with Johnson & Johnson in various strategic and commercial roles both in Europe and North America, within the Ethicon and Cordis franchises where he held marketing leadership roles in the suture business and the interventional cardiology business. Mr. Simpson holds a B.S. in Geography from the University of Glasgow, Scotland and an M.B.A. from the University of Pittsburgh.
Marco Dolci joined LivaNova in March 2017 as President, Europe and subsequently became President, Europe and Head of Global Manufacturing Operations (December 2018 to January 2020) and has been in his current role as Head of Global Operations and R&D since January 2020. Prior to joining the Company, Mr. Dolci was with Danaher Corporation as its Vice President of Danaher Business System – Dental Consumable Platform (April 2016 to March 2017); President of Global Digital Dentistry (November 2014 to April 2016); President – Dental Consumable Platform – EMEA, Asia and Pacific Region (December 2012 to December 2014); and President, Kerr EMEA (October 2010 to December 2012). Prior to his tenure at Danaher, Mr. Dolci served as President and CEO, EMEA for Hitachi Medical System Europe Holding AG. Earlier in his career, he worked in various positions at Eastman Kodak S.A. – Health Care Division, GE Healthcare and Philips Medical Systems. Mr. Dolci holds a master’s degree in nuclear physics from University of Milan and an Executive M.B.A. from Polytechnic University of Milan.
Trui Hebbelinck joined LivaNova in March 2019 as the Company’s Chief Human Resources Officer and oversees global human resources. Prior to joining LivaNova, Ms. Hebbelinck served as VP, Human Resources Trading & Supply with Royal Dutch
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Corporate Governance
Executive Officers
Shell plc, a global petrochemical company, from September 2015 to March 2019 and as its VP HR Operations UK, Ireland, Nordics, South Africa from January 2014 to September 2015. Prior to Shell, Ms. Hebelinck served as VP, HR International with General Electric Corporation and in Human Resources with GE Capital Real Estate and GE Healthcare. Ms. Hebbelinck earned a Master of Science in Psychology from Ghent University and a post-graduate degree in Business Management & Administration from the University of Leuven.
Roy Khoury joined LivaNova in June 2016 as President, International Markets and was promoted to his current role, Senior Vice President, Global Strategic Marketing in January 2020. From August 2015 to July 2016, Mr. Khoury served as a Senior Healthcare Consultant. Prior to that, Mr. Khoury spent more than eight years in various roles at Allergan Pharmaceuticals, a global pharmaceutical company, including as Vice President Commercial Operations, International Markets (September 2014 to July 2015); Senior Director, Marketing Neurosciences and Urology, EMEA (July 2012 to September 2014); Business Unit Head/General Manager Ophthalmology Emerging Markets EMEA (November 2009 to September 2012); and Group Lead Marketing Manager Europe/Africa/Middle East (June 2008 to February 2010). Earlier in his career, he held manager and director positions with Novartis Pharmaceuticals Ltd. UK and ApotheCom Associates LLC. Mr. Khoury has a degree in Business Administration from LaSalle with minors in English literature and biology.
LIVANOVA | 2020 Proxy Statement	24

Executive Compensation
Compensation Discussion & Analysis
Executive Compensation
Compensation Committee Report
Set out below is the Compensation Discussion and Analysis, which is a discussion of our executive compensation programs and policies written from the perspective of how we and management view and use such programs and policies. Given the Compensation Committee’s role in providing oversight of the design of those programs and policies, and in making specific compensation decisions for senior executives using those policies and programs, the Compensation Committee participated in the preparation of the Compensation Discussion and Analysis, reviewing successive drafts of the document and discussing those with management. The Compensation Committee recommended to the Board that the Compensation Discussion and Analysis be included in the Form 10-K and proxy statement. We join with management in welcoming shareholders to examine our pay practices and in affirming the commitment of these pay practices to the long-term interests of shareholders. The Compensation Committee has reviewed and discussed the disclosure set forth below under the heading “Compensation Discussion and Analysis” with management and, based on the review and discussions, it has recommended to the Board that the “Compensation Discussion and Analysis” be included in a Form 10-K and our proxy statement for the 2020 AGM.
Francesco Bianchi
Stacy Enxing Seng
Alfred Novak
Arthur Rosenthal, Ph.D. (chair)
Compensation Discussion & Analysis
This Compensation Discussion and Analysis (“CD&A”) describes our executive compensation programs for our Named Executive Officers (“NEOs”) and the oversight by the Compensation Committee in setting executive compensation for the year ended December 31, 2019. This CD&A supplements and should be read together with the compensation tables and related disclosure following this CD&A.
Our Named Executive Officers
Our Named Executive Officers (“NEOs”) for the year ended December 31, 2019 are:
•
Damien McDonald, CEO;

•
Thad Huston, CFO;

•
Keyna Skeffington, SVP, GC and Corporate Secretary;

•
Edward Andrle, Former GM, Neuromodulation Franchise; and

•
Alistair Simpson, Former GM, Cardiovascular Franchise.

CD&A Executive Summary
Our market-competitive executive compensation program attracts and retains executives who perform at a high level and contribute to the success of the Company. It also provides strong financial incentives for the NEOs to increase shareholder value. To accomplish this, the Company pays its NEOs a base salary in cash; a bonus in cash in the event the metrics of the Short-Term Incentive Plan (“STIP”) are met; equity in the form of service-based awards and performance-based awards; and other employment benefits. All of these are more fully described in this CD&A and in the narrative and tables included herein.
Company Performance in the Year Ended December 31, 2019
The year ended December 31, 2019 was a challenging one for the Company. Our 2019 Short-Term Incentive Plan (“STIP”) had financial objectives, non-financial objectives and, for most NEOs, leadership objectives. None of the financial objectives were achieved for the STIP and, consequently, the payout related to the financial objectives was zero for all our NEOs, other than Mr. Simpson. The Compensation Committee determined that the performance of the Cardiovascular segment warranted recognition because the threshold was missed by a very slight margin and awarded Mr. Simpson a discretionary payment at the threshold level. All the non-financial objectives were achieved with the exceptions of one Regulatory project and the Commercialization element, leading to a 30% achievement at Target. However, given the Company’s overall financial results,
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Executive Compensation
Compensation Discussion & Analysis
the Compensation Committee reduced the payout under the STIP to 25% at Target. The Leadership objectives were achieved by each of the NEOs, but due to the Company’s performance, management recommended and the Compensation Committee approved, that payout of this portion be at 80% of target for Mr. Huston and Ms. Skeffington and at 70% of target for Mr. Andrle and Mr. Simpson. Achievements for Mr. Andrle and Mr. Simpson were considered at 70% given their departures from their roles within the Company. This resulted in the following payouts in relation to the leadership objective: Mr. Huston at 80% (resulting in a payment of 12% of Target (80% of 15%)); Ms. Skeffington at 80% (resulting in a payment of 12% of Target (80% of 15%)); Mr. Andrle at 70% (resulting in a payout of 14% of Target (70% of 20%); and Mr. Simpson at 70% (resulting in a payment of 14% of Target (70% of 20%)).
In the year ended December 31, 2019:
•
The Company’s total net sales were $1,084.2 million versus $1,107.0 in 2018, a decrease of 2.1% from 2018;

•
Cardiovascular sales were $656.6 million, a 0.7% decrease from 2018;

•
Sales in cardiopulmonary products were $504.7 million, a 3.1% decrease from 2018, primarily due to the impact of exiting a Canadian distribution agreement and a component supplier issue related to the Inspire oxygenator;

•
Heart valve sales, including tissue and mechanical heart valves, were $120.0 million, a decrease of 0.7% compared to 2018; and

•
Advanced Circulatory Support (“ACS”) sales were $31.9 million, an increase of 64.1%, primarily related to growth in ProtekDuo and one additional quarter of sales in 2019 versus 2018 since the acquisition of TandemLife in April 2018;

•
Neuromodulation sales were $424.5 million, a 1.2% increase compared to 2018, primarily driven by adoption of the SenTiva VNS Therapy System and very strong growth in the Europe and Rest of World regions; and

•
The full year operating loss from continuing operations was $168.9 million and adjusted operating income from continuing operations was $179.7 million, a decrease of 16.9% as compared to 2018, primarily impacted by performance in Neuromodulation, investments in research and development to support Strategic Portfolio Initiatives, commercial investments in ACS and the Rest of World region, offset somewhat by favorable product mix and gross margin improvements.

Actions in 2019 to Contribute to Future Revenue
While LivaNova’s 2019 financial results were disappointing, numerous management actions and other prior-year efforts bore fruit that will contribute to the Company’s success in the future.
•
In February 2019, the US Centers for Medicare & Medicaid Services (“CMS”) finalized its National Coverage Determination for the Vagus Nerve Stimulation (“VNS”) Therapy System for difficult to treat depression (“DTD”) which initiates coverage for Medicare beneficiaries through Coverage with Evidence Development when offered in a CMS-approved, double-blind, randomized placebo-controlled trial with a follow-up duration of one year, as well as coverage for VNS Therapy device replacement.

•
In July 2019, we launched Bi-Flow, our innovative arterial femoral cannula, which received CE Mark in early 2019 and is the only bidirectional arterial cannula designed to prevent leg ischemia during cardiac surgery procedures requiring femoral artery cannulation.

•
In July 2019, we acquired Miami Instruments, LLC’s minimally invasive cardiac surgery instruments business for cash consideration of up to $17.0 million.

•
In July 2019, the US Food and Drug Administration approved our LifeSPARC system, a new generation of the ACS pump and controller and we began a limited commercial release in the US.

•
In September 2019, CMS accepted the protocol for our RECOVER clinical study, evaluating VNS Therapy for DTD. RECOVER is a double-blind randomized, placebo-controlled study with a follow-up duration of at least one year. RECOVER will include up to 500 unipolar and up to 500 bipolar patents at a maximum of 100 sites in the US.

Shareholder Engagement and Consideration of Prior Year’s Say on Pay Vote
We are committed to engagement with our shareholders on executive compensation and corporate governance matters and review all shareholder input and feedback.
At the 2019 AGM, the vote on “Say on Pay” regarding NEO compensation garnered shareholder support of 95.40%. The advisory vote on the UK directors’ remuneration report regarding executive and non-executive director remuneration also showed strong support with 95.55% approval. The Compensation Committee reviewed shareholder and other stakeholder feedback along with the results of each of these votes and incorporated it when making compensation decisions.
Under English company law, we are obliged to adopt a remuneration policy for our directors, including our CEO, who is also our sole executive director. The remuneration policy received the support of 96.05% of the shareholders in 2019. This policy remains in force until the 2022 AGM when a new remuneration policy will be presented to shareholders for their approval.
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Executive Compensation
Compensation Discussion & Analysis
Executive Compensation Philosophy
The Compensation Committee has structured the Company’s executive compensation program to be an incentive for our NEOs to perform at their highest level, take appropriate risks and drive shareholder return in the short and long term. We determine the compensation strategy for our NEOs and oversee its operation to ensure our goals – shareholder alignment, rewarding appropriate performance and competitive pay – are achieved in practice.
Our executive compensation program aims to ensure that we recruit and retain key executive officers responsible for our success and align the interests of our executive officers, including our NEOs, with shareholders. To achieve these ends, the Compensation Committee structures the executive compensation program to:
•
Target NEO pay around the market median to attract, motivate and retain talented executive officers with the skills and experience to ensure our long-term success;

•
Use multiple pay and award vehicles that work together to reward performance and retain talent, while maintaining alignment with shareholder interests;

•
Reward individual performance with base salary and a cash-based short-term bonus while ensuring a meaningful link to our operational performance and shareholder interests;

•
Pay a substantial portion of each NEO’s compensation as variable pay contingent upon the achievement of our business objectives;

•
Balance the components of compensation so that short-term (annual) and long-term performance objectives are recognized because our success depends on our executive officers being focused on critical strategic and tactical objectives, both short-term and long-term;

•
Encourage NEOs to have a meaningful ownership interest in the Company with stock ownership guidelines;

•
Vest equity awards over time to promote retention and mitigate risks;

•
Have clawback provisions in our plans to mitigate risks; and

•
Work with an independent compensation consultant to ensure our program is meeting its goals.

The Compensation Committee further aligns the executive compensation program with shareholder interests by:
•
Having a double trigger change in control provision before cash severance may be paid;

•
Prohibiting excise tax gross-up payments;

•
Prohibiting stock option repricing and discounted stock option grants;

•
Not allowing our officers or directors to pledge their LivaNova stock, subject to a transition period for one director to unwind an existing obligation;

•
Prohibiting hedging transactions of any type of Company security, including without limitation puts, calls, equity swaps, collars, exchange funds, prepaid variable forwards or other financial instruments or derivative securities; and

•
Allocating 50% of NEO long-term incentives to performance-based awards.

Participants in Executive Compensation Design and Decision-Making Process
Role of the Compensation Committee
The Compensation Committee determines our compensation philosophy, program design and is the decision-making body on all matters relating to the compensation paid to our NEOs. The Compensation Committee has the sole authority to retain and terminate a compensation consultant to assist with its responsibilities as well as the sole authority to approve the compensation consultant’s fees, which the Company pays. For more information about the Compensation Committee, its members and its duties as set forth in its charter, please refer to the section entitled “Board, Committee and Shareholders Meetings – Compensation Committee” beginning on page 19 of this proxy statement.
Role of the Compensation Consultant
The Compensation Committee directly engages a compensation consultant, Pearl Meyer & Partners, LLC (“Pearl Meyer”), to advise it on competitive pay practices, determine our peers for compensation purposes, provide market data and assist us in the analysis of that data. Pearl Meyer is independent of the Company and does not perform any services for the Company or any of its executive officers or other employees.
Role of the CEO
Our Compensation Committee works with our executive management, including our CEO, to oversee our executive compensation program. Our CEO plays a key role in the process as it relates to executive officers other than himself. For the NEOs other than himself, our CEO:
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Executive Compensation
Compensation Discussion & Analysis
•
recommends performance objectives for our annual STIP;

•
recommends adjustments to annual base salaries and target amounts under our STIP;

•
recommends equity incentive awards under our long-term incentive plan (“LTIP”);

•
prepares an evaluation of each executive officer; and

•
prepares an analysis of performance objective achievements and recommends annual bonus amounts.

With respect to himself, our CEO prepares a self-evaluation that is reviewed by the Compensation Committee and used by the Compensation Committee in setting his compensation.
How We Establish Executive Compensation Levels
In making executive compensation determinations, the Compensation Committee relies on several factors to set compensation elements and compensation targets consistent with our executive compensation program objectives. These factors include:
•
Assessment of Company Performance. The Compensation Committee establishes specific, measurable company performance objectives that the Board, the Compensation Committee and management believe will drive shareholder value. Achievement or failure to achieve those performance objectives determines substantially all of the pay-outs under the STIP (individual objectives may also be relevant depending on the year) and the lapsing or not of forfeiture restrictions on performance-based equity incentive awards under the LTIP.

•
Assessment of Individual Performance. Individual performance has a strong impact on compensation.

•
CEO. The Compensation Committee meets with our CEO at the beginning of the year to agree on the CEO’s performance objectives for the year. At the end of the year, the Compensation Committee and the chairman of the Board meet in executive session to assess the CEO’s performance against his performance objectives, his contribution to our performance, his ethics and integrity and other leadership attributes.

•
Other NEOs. For all other NEOs, the Compensation Committee receives performance assessments and compensation recommendations from the CEO and also exercises its judgment based on the Board’s interactions with the individuals. As with the CEO, an executive officer’s performance assessment is based on individual achievements and contributions, contribution to our company’s performance, ethics and integrity and other leadership accomplishments.

•
Benchmarking Analysis. The Compensation Committee reviews peer-group data as a market check for compensation decisions, but does not base compensation targets on peer-group data alone. The Compensation Committee compares the overall pay of individual NEOs to the most relevant benchmarking data available from its independent advisor, Pearl Meyer. The NEO’s pay is driven primarily by individual and Company performance, as well as internal pay equity; peer group data is used as a market check to compare individual pay to the broad middle range (25th to 75th percentile) of peer group pay. The Compensation Committee typically seeks to maintain base salary toward the middle of peer group pay, but will permit annual bonus opportunities and long-term equity incentive awards to approach the upper end of the broad middle range when justified by individual and Company performance. Pearl Meyer uses the peer group companies as well as survey data from Radford to perform the benchmark analysis.

The peer group used to benchmark executive compensation for the year ended December 31, 2019 consisted of 20 companies (the “2019 Peer Group”) selected by the Compensation Committee with advice from its independent compensation consultant, Pearl Meyer, as follows:
Abiomed, Inc.	Masimo Corporation
Cantel Medical Corp.	Merit Medical Systems, Inc.
CONMED Corporation	Nuvasive, Inc.
DexCom, Inc.	ResMed Inc.
Globus Medical, Inc.	STERIS plc
Hill-Rom Holdings, Inc.	Teleflex Incorporated
Hologic, Inc.	The Cooper Companies, Inc.
ICU Medical, Inc.	Varian Medical Systems, Inc.
Integer Holdings, Corporation	West Pharmaceutical Services, Inc.
Integra LifeSciences Holdings Corporation	Wright Medical Group, N.V.

•
Overall Competitiveness. The Compensation Committee uses aggregated market data from the Radford survey data as well as the peer group as a reference point to ensure that executive compensation falls within the broad middle range of comparable pay at peer companies with which the Company competes for talent.

•
UK Remuneration Policy. For our CEO, who is also a director, the Compensation Committee must ensure that any compensation plan it approves for him is consistent with our shareholder-approved UK remuneration policy. Under English

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Executive Compensation
Compensation Discussion & Analysis
company law, we were obliged to adopt a remuneration policy for our directors, including our CEO, who is also a director. Under that shareholder-approved remuneration policy, our CEO’s maximum short-term incentive opportunity cannot exceed 200% of his base salary. In the case of a calculated payment higher than 200%, the Compensation Committee would affirmatively act to reduce the award to not exceed 200% of his base salary in compliance with the UK remuneration policy.
Executive Compensation Program Design
We do not currently have, and we do not expect to have, formal policies relating to the allocation of total compensation among the various elements of our compensation program (other than for our CEO who, as a director, is subject to the shareholder-approved remuneration policy). We intend to continue to evaluate the mix of base salary, short-term incentive compensation and long-term incentive compensation to appropriately align the interests of our NEOs with those of our shareholders.
The executive compensation program currently consists of the following:
Element and Purpose	Key Features
Base Salary Purpose: Attract and retain NEOs; compensate for individual performance	Fixed annually at the beginning of the financial year by the Compensation Committee Measured against compensation peer group Serves as the baseline from which short-term incentives are calculated
Short-Term Incentives Purpose: Provide formulaic incentives to achieve or exceed budgeted Adjusted Net Sales (1) and Adjusted Net Income (2) and drive non-financial initiatives supporting our success
Annual cash-based bonus plan expressed as a percentage of the NEO’s weighted average base salary
Incentive payouts range from threshold to maximum levels, depending on level of performance measured against Compensation Committee determined metrics
Bonus payment based on the achievement of two financial objectives – budgeted Adjusted Net Sales and Adjusted Net Income – eight non-financial objectives relating to: design, clinical, regulatory and commercialization projects; and, with the exception of Mr. McDonald, leadership

Long-Term Incentives Purpose: Create alignment with shareholder interests; motivate, attract and retain top talent
Service-Based Awards:
Restricted Stock Units vest in equal or substantially equal amounts on each of the first four anniversaries of the grant date
Stock Appreciation Rights vest in equal or substantially equal amounts on each of the first four anniversaries of the grant date
Performance-Based Awards:
Relative Total Shareholder Return Performance Stock Units are subject to a three-year relative total shareholder return market condition
Adjusted Free Cash Flow Performance Stock Units are subject to achievement of a three-year cumulative adjusted free cash flow target

(1)
Adjusted Net Sales are our net sales at budgeted currency exchange rates, excluding net sales from acquisitions.

(2)
Adjusted Net Income is our non-GAAP net income at reported currency exchange rates, after adjustments for the effects of acquisitions, divestitures, restructuring, integration, purchase price allocation and intangible amortization, special items, including 3T Heater Cooler remediation and significant and unusual litigation, including 3T Heater Cooler litigation, and equity compensation.

2019 Compensation
Compensation Committee Actions – 2019
The Compensation Committee took the following actions in 2019:
•
Approved the 2019 STIP and the 2019 LTIP;

•
Re-appointed Pearl Meyer as its compensation advisor for the 2019 financial year;

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Executive Compensation
Compensation Discussion & Analysis
•
Approved base salaries and STIP percentages for all NEOs; and

•
Amended the Employee Stock Purchase Plan to eliminate open market purchases.

Compensation at Risk
The following pie charts show the relative weighting of Target pay for our CEO and the average for the other NEOs as a group for 2019:
CEO Target Pay Mix
NEO’s Average Target Pay Mix

Benchmarking of Cash Compensation
The table below shows the benchmarking data provided by the Committee’s independent consultant, Pearl Meyer, based on U.S. benchmarking data for target total cash (Base Salary and 2019 STIP at Target). Pearl Meyer reviews LivaNova’s compensation peer group to assess whether the roster remains appropriate for benchmarking executive compensation. The review is part of the annual process to maintain alignment between the Company and the companies with which the Company competes for talent. The Committee did not benchmark Messrs. Andrle and Simpson, as they became executive officers effective January 1, 2019. The Compensation Committee seeks to pay at the median but, as indicated below and in other benchmarking disclosure in this CD&A, Mr. Huston’s compensation is above the median because we stretched to hire him from his former employer, Johnson & Johnson.
U.S. Target Total Cash Benchmark Percentile
Damien McDonald	69th
Thad Huston	>75th
Keyna Skeffington	51st
2019 Base Salary
The annual base salaries of our NEOs are an important part of their total compensation package and are intended to reflect their respective positions, duties and responsibilities. Base salaries help balance the incentive portions of the compensation program and thereby provide stability and reduce the incentive for excessive risk-taking. The Compensation Committee reviews base salaries at the beginning of the year. In establishing base salaries, it considers the following factors:
•
Individual performance during the recently concluded financial year and potential future contribution;

•
Responsibilities, including any recent changes in those responsibilities;

•
Level of expertise and experience of the NEO compared to that required for a position;

•
Strategic importance of a position;

•
Internal pay equity among positions; and

•
Competitive benchmarking data.

Each of the NEOs is party to an employment agreement that provides for a specified base salary. That base salary is generally reviewed annually and serves as the baseline from which the calculations of certain other elements of compensation are made (e.g. under the STIP).
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Executive Compensation
Compensation Discussion & Analysis
In February 2019, the Compensation Committee approved adjustments to the NEO’s base salaries effective April 1, 2019 as follows:
	2019 Base Salary ($)	2018 Base Salary ($)	Change from 2018(1)
Damien McDonald	933,202	933,202	0%
Thad Huston	516,674	492,754	5%
Keyna Skeffington	433,751	395,479	10%
Edward Andrle	440,000	400,000	10%
Alistair Simpson	433,751	395,479	10%

(1)
For salary amounts, we used an exchange rate of $1.275738014 per British Pound, each of which reflects the applicable period average published rate from our BOPC Accounting System between January 1, 2019 and December 31, 2019. The BOPC Accounting System uses Bloomberg as a source to obtain exchange rates.

The table below shows the benchmarking data provided by the Committee’s independent consultant, Pearl Meyer, based on U.S. benchmarking data for target total cash (Base Salary and 2019 STIP at Target). Pearl Meyer reviews LivaNova’s compensation peer group to assess whether the roster remains appropriate for benchmarking executive compensation. The review is part of the annual process to maintain alignment between the Company and the companies with which the Company competes for talent. The Committee did not benchmark Messrs. Andrle and Simpson, as they became executive officers effective January 1, 2019. The Compensation Committee seeks to pay at the median but, as indicated below and in other benchmarking disclosure in this CD&A, Mr. Huston’s compensation is above the median because we stretched to hire him from his former employer, Johnson & Johnson.
U.S. Target Total Cash Benchmark Percentile
Damien McDonald	69th
Thad Huston	>75th
Keyna Skeffington	51st
2019 Short-Term Incentive Plan (the “2019 STIP”)
Our STIP is an annual cash-based incentive bonus plan and is an important component of our total compensation program. It provides incentives that compensate our executive officers for achieving objectives intended to enhance shareholder value. It also promotes retention of our NEOs.
Under English company law, we are obliged to adopt a remuneration policy for our directors, including our CEO, who is also a director. Under that shareholder-approved remuneration policy, our CEO’s maximum short-term incentive opportunity cannot exceed 200% of his base salary. At present, Mr. McDonald’s award under the STIP could exceed the 200% cap, but in the case of a calculated payment higher than 200%, the Compensation Committee would affirmatively act to reduce the award to not exceed 200% of his base salary in compliance with the UK remuneration policy.
The table below shows the minimum, Target and maximum achievement of the short-term incentive payment under the 2019 STIP:
Name	2019 STIP Minimum (Percentage of Base Salary)	2019 STIP Target (Percentage of Base Salary)(1)	2019 STIP Maximum (Percentage of Target)
Damien McDonald	0%	125%	171%
Thad Huston	0%	90%	160%
Keyna Skeffington	0%	70%	160%
Edward Andrle	0%	65%	156%
Alistair Simpson	0%	60%	156%

(1)
The Target Percentages for the following NEOs changed in 2019 as follows: Damien McDonald: 100% from January through March and increased to 125% effective April 1, 2019; Keyna Skeffington: 60% from January through March 31, 2019 and increased to 70% effective April 1, 2019; Ed Andrle: 60% from January through March 31, 2019 and increased to 65% effective April 1, 2019; and Alistair Simpson: 50% from January through March 31, 2019 and increased to 60% effective April 1, 2019.

31	LIVANOVA | 2020 Proxy Statement	www.livanova.com

Executive Compensation
Compensation Discussion & Analysis
2019 Short-Term Incentive Plan Pay-Out
Bonuses are based on performance over the calendar year, which is also our financial year, and are generally paid in April of the following year after completion of the audit of our annual financial statements. Payouts under the 2019 STIP were based on the achievement of financial objectives (Adjusted Net Sales and Adjusted Net Income at the Company level for Messrs. McDonald and Huston and Ms. Skeffington and comparable performance at the applicable franchise level for Messrs. Andrle and Simpson), eight non-financial objectives and, for all NEOs with the exception of Mr. McDonald, a leadership objective.
None of the financial objectives were achieved for the 2019 STIP and, consequently, the payout related to the financial objectives was zero for all our NEOs other than Mr. Simpson. The Compensation Committee determined that the performance of the Cardiovascular segment warranted recognition because the threshold was missed by a very slight margin and awarded Mr. Simpson a discretionary payment at the threshold level.
The non-financial objectives comprise product development projects that will drive revenue generation beyond 2019, plus a Leadership objective focused on developing our future leaders. The Design projects element was the completion of two product development projects, the Clinical projects element was achievement of enrollment objectives for two clinical studies, the Regulatory projects element included three regulatory submission objectives and a fourth project, and the Commercialization element was a commercial launch objective. Together, the nine product development project objectives represent 25% of each executive’s Target bonus, but total 40% if all objectives were achieved, representing a potential overachievement of 15%. The Leadership objective was valued at 15% for Mr. Huston and Ms. Skeffington and 20% for Messrs. Andrle and Simpson and could not be overachieved. The table below summarizes the Non-Financial objectives.
	Non-Financial Objectives
	Design	Clinical	Regulatory	Commercialization	Leadership
Damien McDonald	10%	10%	15%	5%	N/A
Thad Huston	10%	10%	15%	5%	15%
Keyna Skeffington	10%	10%	15%	5%	15%
Edward Andrle	10%	10%	15%	5%	20%
Alistair Simpson	10%	10%	15%	5%	20%
In 2019, all the non-financial objectives were achieved with the exceptions of one Regulatory project and the Commercialization element leading to a total achievement of 30% at Target. However, given the Company’s overall financial results, the Compensation Committee reduced the payout under the STIP to 25% at Target. The Leadership objectives were achieved by each of the NEOs, but due to the Company’s performance, management recommended and the Compensation Committee approved, that payout of this portion be at 80% of target for Mr. Huston and Ms. Skeffington and at 70% of target for Mr. Andrle and Mr. Simpson. Achievements for Mr. Andrle and Mr. Simpson were considered at 70% given their departures from their roles within the Company. This resulted in the following payouts in relation to the leadership objective: Mr. Huston at 80% (resulting in a payment of 12% of Target (80% of 15%)); Ms. Skeffington at 80% (resulting in a payment of 12% of Target (80% of 15%)); Mr. Andrle at 70% (resulting in a payout of 14% of Target (70% of 20%); and Mr. Simpson at 70% (resulting in a payment of 14% of Target (70% of 20%)).
The following table shows the percentage of achievement of the elements of the 2019 STIP and the amount paid to the NEOs under the STIP:
	STIP Target (% of Base Salary)(1)	Financial Performance Weight %	Weighted Financial Performance Payout %	Leadership Weight %	Leadership Payout %	Weighted Non- Financial Performance Payout %	STIP Payout %	STIP Payout ($)(2)
Damien McDonald	125%	75%	0%	NA	N/A	25%	25%	277,245
Thad Huston	90%	60%	0%	15%	12%	25%	37%	170,088
Keyna Skeffington	70%	60%	0%	15%	12%	25%	37%	106,289
Edward Andrle	65%	55%	0%	20%	14%	25%	39%	107,116
Alistair. Simpson	60%	55%	7.34%	20%	14%	25%	46%	113,445

(1)
The Target Percentages for the following NEOs changed in 2019 as follows: Damien McDonald: 100% from January through March and increased to 125% effective April 1, 2019; Keyna Skeffington: 60% from January through March 31, 2019 and increased to 70% effective April 1, 2019; Ed Andrle: 60% from January through March 31, 2019 and increased to 65% effective April 1, 2019; and Alistair Simpson: 50% from January through March 31, 2019 and increased to 60% effective April 1, 2019.

(2)
For payout amounts, we used an exchange rate of $1.275738014 per British Pound, each of which reflects the applicable period average published rate from our BOPC Accounting System between January 1, 2019 and December 31, 2019. The BOPC Accounting System uses Bloomberg as a source to obtain exchange rates.

LIVANOVA | 2020 Proxy Statement	32

Executive Compensation
Compensation Discussion & Analysis
2019 Long-Term Incentive Plan (the “2019 LTIP”)
The purpose of our LTIP is to promote our long-term success and enhance our value by providing employees with an incentive for outstanding performance to generate superior returns for our shareholders. The plan also provides flexibility as we seek to motivate, attract and retain the services of the NEOs upon whose judgment, interest and special effort the successful conduct of our operations is largely dependent.
We typically grant equity awards to executive officers under the 2019 LTIP on the same date we grant annual equity awards for other employees, or, in the event of an executive who joins after approval of the annual awards, at the first predetermined equity award grant date following the commencement of his/her employment with the Company. The predetermined quarterly grant dates are March 30, June 15, September 15 and December 15. There is no formal policy providing any affirmative right to an LTIP award, but when an LTIP award is granted, the award to our CEO in his capacity as an executive director of the Company, is circumscribed by any restrictions or limits in the Company’s UK remuneration policy then in effect.
2019 LTIP Design
In March 2019, the Compensation Committee approved our 2019 LTIP in which all NEOs participate. Pursuant to the 2019 LTIP, the Committee approved an equity award value for each of four award vehicles for each participant with an effective date of March 30, 2019, as follows:
	RSUs ($)	SARs ($)	rTSR PSUs ($)	FCF PSUs ($)	Total Award Value ($)
Damien McDonald	1,250,000	1,250,000	1,500,000	1,500,000	5,500,000
Thad Huston	500,000	500,000	500,000	500,000	2,000,000
Keyna Skeffington	225,000	225,000	225,000	225,000	900,000
Edward Andrle	187,500	187,500	187,500	187,500	750,000
Alistair Simpson	187,500	187,500	187,500	187,500	750,000
Service-Based Elements:
Restricted Stock Units (“RSUs”)
Each participant received an award of service-based RSUs vesting in equal or substantially equal amounts on each of the first four anniversaries of the grant date. The Committee determined the number of RSUs awarded to each participant by dividing the award value by the most recent closing price of an ordinary share of our stock on Nasdaq as of the grant date and rounding down to the nearest whole unit. The first vesting occurred on March 30, 2020.
Stock Appreciation Rights (“SARs”)
Each participant received an award of SARs vesting in equal or substantially equal amounts on each of the first four anniversaries of the grant date. The Committee determined the number of SARs awarded to each participant by dividing the award value by the Black-Scholes value of a SAR based on the most recent closing price of an ordinary share of our stock on the Nasdaq as of the grant date and rounding down to the nearest whole right. The first vesting occurred on March 30, 2020.
Performance-Based Elements:
Relative Total Shareholder Return Performance Stock Units
Each participant received an award of Performance Stock Units (“PSUs”) subject to a three-year relative total shareholder return (“rTSR”) market condition. The Compensation Committee determined the number of PSUs awarded to each participant by dividing the award value by the most recent closing price of an ordinary share of our stock on Nasdaq as of the grant date and rounding down to the nearest whole unit. At the end of calendar year 2021, our TSR for the three-year period 2019 through 2021 will be compared to the TSR for a group of 29 companies (the “2019 rTSR Comparator Group”) selected by the Committee’s
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Executive Compensation
Compensation Discussion & Analysis
compensation consultant, Pearl Meyer, and the number of shares of our stock actually delivered to the participants will be determined by the following chart, with linear interpolation applied between specified levels:
TSR Performance Percentile Rank	Percent Funding for Objective
≥90th	200%
80th	150%
50th	100%
30th	40%
<30th	0%
The following companies comprise the 2019 rTSR Comparator Group:

ABIOMED, Inc.
Baxter International Inc.
Becton, Dickinson and Company
Boston Scientific Corporation
Cantel Medical Corp.
CONMED Corporation
DexCom, Inc.
Edwards Lifesciences Corporation
Globus Medical, Inc.
Haemonetics Corporation
Hill-Rom Holdings, Inc.
Hologic, Inc.
Insulet Corporation
Integer Holdings Corporation
Integra LifeSciences Holdings Corp.

Intuitive Surgical, Inc.
Invacare Corporation
Masimo Corporation
Medtronic plc
Natus Medical Incorporated
Nevro Corp.
Nuvasive, Inc.
ResMed Inc.
Smith & Nephew plc
Stryker Corporation
Teleflex Incorporated
Varian Medical Systems, Inc.
Wright Medical Group N.V.
Zimmer Biomet Holdings, Inc.

Adjusted Free Cash Flow PSUs
Each participant received an award of PSUs subject to achievement of a three-year cumulative adjusted free cash flow target (the “FCF Target”). The Compensation Committee determined the number of PSUs awarded to each participant by dividing the award value by the most recent closing price of an ordinary share of our stock on Nasdaq as of the grant date and rounding down to the nearest whole unit. At the end of calendar year 2021, cumulative adjusted free cash flow for the period 2019 through 2021 will be compared to the FCF Target, and the number of shares of our stock actually delivered to the participants will be determined by the following chart, with linear interpolation applied between specified levels:
FCF Achievement Relative to FCF Target(1)	Percent Funding for Objective
≥150%	200%
125%	150%
100%	100%
60%	20%
<60%	0%

(1)
“Adjusted Free Cash Flow” is defined as the Company’s reported cash flow from operating activities (including ImThera and TandemLife), minus the Company’s reported capital expenditures, and excluding cash flows associated with restructuring, integration, 3-T heater cooler product remediation and significant and unusual litigation and cash paid or received for acquisitions (Caisson, ImThera, TandemLife and future acquisitions), divestitures (CRM and future divestitures) and settlements and judgments in significant and unusual litigation (including 3-T heater-cooler litigation).

LIVANOVA | 2020 Proxy Statement	34

Executive Compensation
Compensation Discussion & Analysis
Other Benefits and Perquisites
Our NEOs are provided with certain perquisites and other benefits to aid in the performance of their respective duties and to provide compensation competitive with that of executives with similar positions and levels of responsibilities in their respective geographies. These benefits may include housing allowance, expatriate school fees, car allowances, supplemental life insurance, supplemental health insurance, supplemental pension contributions, meal vouchers, childcare vouchers, gym membership and flexible benefit payments. Some of these are benefits received by all employees and so are not considered to be “perquisites” or “personal benefits” according to SEC rules, and so do not appear in the Summary Compensation Table under All Other Compensation. However, some of the NEOs’ benefits are not offered to all other employees (e.g. car allowance) and accordingly are considered “perquisites” or “personal benefits” that are reflected in the Summary Compensation Table under All Other Compensation and separately identified in footnotes as perquisites and other benefits.
Health/Welfare Plans
All of our full-time US-based employees, including Mr. Andrle, are eligible to participate in our health and welfare plans, including:
•
medical, dental and vision benefits;

•
medical and dependent care flexible spending accounts;

•
short-term and long-term disability insurance; and

•
group term life insurance.

Outside the US, our employees are generally covered by a state-run health plan and may be eligible to participate in a supplemental health plan, depending on their geography and position in the Company. Our NEOs based in the UK, Ms. Skeffington and Messrs. McDonald, Huston and Simpson, are eligible to receive Company-paid supplemental private health insurance, group term life insurance, disability insurance, a gym membership and, with exception of Mr. McDonald, tax assistance support.
2020 Compensation Program and Other Subsequent Events
Compensation Committee Actions – 2020
The Compensation Committee took the following actions in 2020:
•
Approved the 2020 STIP and the 2020 LTIP;

•
Reappointed Pearl Meyer as compensation advisors for the 2020 financial reporting year;

•
Approved base salaries and STIP percentages for all NEOs;

•
Approved the 2020 Peer Group; and

•
Reduced the 2019 STIP payout to 25% at Target given the Company’s overall financial results. The 2019 STIP payout would otherwise have resulted in a 30% achievement at Target.

2020 Base Salary
On March 30, 2020, the Compensation Committee approved adjustments to the base salaries and Target percentages of Base Salary under the 2020 STIP for our executive officers, including the NEOs (other than Messrs. Andrle and Simpson who are no longer executive officers), effective as of April 1, 2020 as set forth below:
	2020 Base Salary ($)	Increase from 2019	2020 STIP at Target	Change from 2019
Damien McDonald	979,862	5%	125%	–
Thad Huston	532,174	3%	90%	–
Keyna Skeffington	459,776	6%	70%	–

(1)
For salary amounts, we used an exchange rate of $1.275738014 per British Pound, each of which reflects the applicable period average published rate from our BOPC Accounting System between January 1, 2019 and December 31, 2019. The BOPC Accounting System uses Bloomberg as a source to obtain exchange rates.

35	LIVANOVA | 2020 Proxy Statement	www.livanova.com

Executive Compensation
Compensation Discussion & Analysis
2020 STIP
On March 30, 2020, the Compensation Committee also approved the 2020 STIP in which all NEOs participate (other than Messrs. Andrle and Simpson who are no longer executive officers). The 2020 STIP is the same as the 2019 STIP. The current target bonus percentage for each of the NEOs is the same as it was in the 2019 STIP:
	2020 STIP Minimum (Percentage of Base Salary)	2020 STIP Target (Percentage of Base Salary)	2020 STIP Maximum (Percentage of Target)
Damien McDonald	0%	125%	171%
Thad Huston	0%	90%	160%
Keyna Skeffington	0%	70%	160%
Payment of the target bonus amount is conditioned on achievement of certain financial and non-financial objectives. If the threshold for a financial objective is achieved, then the funding for that objective is scaled down or up for underachievement or overachievement, respectively, of the objective, as follows:
Percent Achievement of Sales Objective	Percent Achievement of Income Objective	Percent Funding for Objective
>110%	>110%	175%
110%	110%	175%
	Linear Interpolation: 1:7.50
100%	100%	100%
	Linear Interpolation: 1:16.67 (Sales) 1.50 (Income)
97%	90%	50%
<97%	<90%	0%
The non-financial objectives comprise product development projects that will drive revenue generation beyond 2020, plus a Leadership objective focused on developing our future leaders. The Design projects include two product development projects, each valued at 5% if the objectives are achieved within defined timelines. The Clinical and Regulatory projects are enrollment objectives for three clinical studies, one of which is valued at 10% and the other two of which are valued at 5%. The achievement of one of these last two clinical studies is alternative to a regulatory submission objective. The Commercialization objective is a commercial launch objective valued at 10%. Together, the six product development project objectives represent 25% of each executive’s target bonus, but total 40% if all objectives are achieved, representing a potential overachievement of 15%. The Leadership objective is valued at 15% and cannot be overachieved.
	Design	Clinical and Regulatory	Commercialization	Leadership
Damien McDonald	10%	20%	10%	NA
Thad Huston	10%	20%	10%	15%
Keyna Skeffington	10%	20%	10%	15%
2020 LTIP
On March 30, 2020, the Compensation Committee approved our 2020 LTIP in which all NEOs (other than Messrs. Andrle and Simpson who are no longer executive officers) participate. Pursuant to the 2020 LTIP, the Committee approved an equity award value for each of four award vehicles for each participant with an effective date of March 30, 2020, as follows:
	RSUs ($)	SARs ($)	rTSR PSUs ($)	FCF PSUs ($)
Damien McDonald	1,500,000	1,250,000	1,500,000	1,500,000
Thad Huston	500,000	500,000	500,000	500,000
Keyna Skeffington	250,000	250,000	250,000	250,000
LIVANOVA | 2020 Proxy Statement	36

Executive Compensation
Compensation Discussion & Analysis
Service-Based Elements:
RSUs
Each participant received an award of service-based RSUs vesting in equal or substantially equal amounts on each of the first four anniversaries of the grant date. The Committee determined the number of RSUs awarded to each participant by dividing the award value by the most recent closing price of an ordinary share of our stock on Nasdaq as of the grant date and rounding down to the nearest whole unit.
SARs
Each participant received an award of SARs vesting in equal or substantially equal amounts on each of the first four anniversaries of the grant date. The Committee determined the number of SARs awarded to each participant by dividing the award value by the Black-Scholes value of a SAR based on the most recent closing price of an ordinary share of our stock on Nasdaq as of the grant date and rounding down to the nearest whole right.
Performance-Based Elements:
rTSR PSUs
Each participant received an award of PSUs subject to a three-year rTSR market condition. At the end of calendar year 2022, our TSR for the three-year period 2020 through 2022 will be compared to the TSR for a group of 30 companies (the “2020 rTSR Comparator Group”) selected by the Committee’s compensation consultant, Pearl Meyer, and the number of shares of our stock actually delivered to the participants will be determined by the following chart, with linear interpolation applied between specified levels.
TSR Performance Percentile Rank	Percent Funding for Objective
≥90th	200%
80th	150%
50th	100%
30th	40%
<30th	0%
The following companies comprise the 2020 rTSR Comparator Group:

ABIOMED, Inc.
Baxter International Inc.
Becton, Dickinson and Company
Boston Scientific Corporation
Cantel Medical Corp.
CONMED Corporation
DexCom, Inc.
Edwards Lifesciences Corporation
Globus Medical, Inc.
Haemonetics Corporation
Hill-Rom Holdings, Inc.
Hologic, Inc.
Insulet Corporation
Integer Holdings Corporation
Integra LifeSciences Holdings Corp.

Intuitive Surgical, Inc.
Invacare Corporation
Masimo Corporation
Medtronic plc
Natus Medical Incorporated
Nevro Corp.
NuVasive, Inc.
Penumbra Inc.
ResMed Inc.
Smith & Nephew plc
Stryker Corporation
Teleflex Incorporated
Varian Medical Systems, Inc.
Wright Medical Group N.V.
Zimmer Biomet Holdings, Inc.

Adjusted Free Cash Flow PSUs
Each participant received an award of PSUs subject to achievement of a three-year cumulative adjusted FCF Target. At the end of calendar year 2022, cumulative adjusted free cash flow for the period 2020 through 2022 will be compared to the FCF
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Executive Compensation
Compensation Discussion & Analysis
Target, and the number of shares of our stock actually delivered to the participants will be determined by the following chart, with linear interpolation applied between specified levels:
FCF Achievement Relative to FCF Target	Percent Funding for Objective
≥150%	200%
125%	150%
100%	100%
60%	20%
<60%	0%
Other Benefits and Perquisites
The Compensation Committee did not make any changes to the benefits and perquisites provided to the NEOs in 2019.
LIVANOVA | 2020 Proxy Statement	38

Executive Compensation
Compensation of Executive Officers and Directors
Compensation of Executive Officers and Directors
Compensation Tables
2019 Summary Compensation Table
The following table contains information about the compensation earned by each of our NEOs during each of the last three financial years unless such individual was an NEO for fewer than three years.
Name and Principal Position	Year	Salary ($)(1)	Stock Awards ($)(2)	Option Awards ($)(2)	Non-Equity Incentive Plan Compensation ($)(1)(3)	All Other Compensation ($)(1)(4)	Total ($)
Damien McDonald Chief Executive Officer	2019	933,202	4,309,277	1,249,978	277,244	362,226	7,131,927
	2018	951,218	3,522,492	1,124,847	999,131	514,940	7,112,628
	2017	847,925	2,350,821	–	848,095	1,368,920	5,415,761
Thad Huston Chief Financial Officer	2019	510,694	1,519,670	499,998	170,088	139,192	2,839,642
	2018	511,458	1,174,164	374,940	480,257	431,233	2,972,052
	2017	296,759	3,158,878	–	269,641	157,907	3,883,185
Keyna Skeffington Senior Vice President, General Counsel and Company Secretary	2019	424,183	683,719	224,988	106,289	128,751	1,567,930
	2018	410,166	658,627	162,473	251,619	134,393	1,617,278
	2017	215,599	274,962	258,412	118,407	108,865	976,245
Edward Andrle General Manager, NM	2019	429,231	569,913	187,479	107,116	81,202	1,374,941
Alistair Simpson General Manager, CS	2019	424,183	569,913	187,479	113,445	153,660	1,448,680

(1)
For amounts paid in salary and bonus compensation in 2019, we used an exchange rate of $1.275738014 per British Pound, which reflects the applicable period average published rate from our BOPC Accounting System between January 1, 2019 and December 31, 2019. The BOPC Accounting System uses Bloomberg as a source to obtain exchange rates. Salaries for our NEOs are reviewed and, if thought appropriate by the Compensation Committee, increased or decreased with effect on April 1st. The salaries indicated here thus reflect three months of the prior year’s base salary and nine months of the new base salary with effect from April 1st.

(2)
Amounts reflect the full grant-date fair value of RSUs and SARs granted computed in accordance with Federal Accounting Standards Board Accounting Standards Codification (“FASB ASC”) Topic 718, rather than the amounts paid to or realized by the named individual. We provide information regarding the assumptions used to calculate the value of all RSUs and SARs awards made to executive officers in Note 2 to our audited financial statements in our US Annual Report on Form 10-K for the year ended December 31, 2019. For additional information regarding the RSUs and SARs awards reported herein, see “– Compensation Discussion and Analysis – 2019 Long-Term Incentive Plan” and “– Compensation Discussion and Analysis – 2019 Grants of Plan-Based Awards.”

(3)
Values in this column reflect payments in respect of the relevant year’s short-term incentive plan.

(4)
The amounts reported in the All Other Compensation column represent the aggregate dollar amount for all other benefits and payment received by our NEOs. The following table shows the nature of the benefits and payments and specific amounts for each of our NEOs in 2019:

	Severance and Termination Payments ($)	Supplemental Health Insurance ($)	Housing Allowance ($)(a)	Car Allowance ($)(b)	Qualified Supplemental Pension Payments ($)(c)	Non-Qualified Deferred Compensation and Defined Contribution Plan Registrant Contributions ($)(d)	Cash in Lieu of Pension ($)(e)	Other ($)(f)	Total ($)
Damien McDonald	–	28,381	122,471	22,644	–	–	162,643	26,087	362,226
Thad Huston	–	21,823	–	16,840	–	–	89,360	11,169	139,192
Keyna Skeffington	–	34,628	–	16,840	–	–	69,922	7,361	128,751
Edward Andrle	–	26,215	–	–	11,200	40,222	–	3,565	81,202
Alistair Simpson	–	28,259	–	16,840	–	–	70,865	37,696	153,660

(a)
Represents the housing allowance to Mr. McDonald under the terms of his service agreement.

(b)
Represents the car allowance for each of Messrs. McDonald, Huston, Alistair and Ms. Skeffington. These benefits and allowances are customary in UK executive compensation packages.

(c)
Represents Company contributions on behalf of our NEOs to tax-qualified defined contribution plans. (see – 2019 Pension Benefits)

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Executive Compensation
Compensation of Executive Officers and Directors
(d)
Represents Company contributions to a partially non-qualified defined contribution plan equal to the amount of company contributions made on behalf of the executive officer on top of the maximum amounts that may be tax-qualified under the supplemental pension plan. (see – 2019 Nonqualified Deferred Compensation)

(e)
Represents cash received in lieu of pension (see – 2019 Pension Benefits). In respect of Mr. McDonald: the Company contributed £20,000 ($25,215) into a personal pension plan administered by Aegon, and a further £127,490 ($162,643) was paid as cash in lieu of pension. Mr. McDonald’s service agreement entitles him to a pension contribution equal to 15% of the aggregate of his base salary and bonus. As cash in lieu entails a UK employers’ national insurance charge in the amount of 13.8% of the cash in lieu, the cash paid is decreased by this amount in order that the payment by the Company remains relatively cost-neutral. In respect of Mr. Huston, the Company contributed £70,046 ($89,360) as cash in lieu of pension. Mr. Huston’s service agreement entitles him to a pension contribution equal to 15% of the aggregate of his base salary and bonus. As in the case of Mr. McDonald’s cash in lieu, the cash paid is decreased by 13.8%. In respect of Ms. Skeffington, the Company contributed £54,809 ($69,922). Ms. Skeffington’s service contract contains the same provision as Mr. Huston’s and her cash in lieu is thus similarly reduced to reflect UK employers’ national insurance contributions payable by the Company. In respect of Mr. Simpson, the Company contributed £55,548 ($70,865). Mr. Simpson’s service contract contains the same provision as Mr. Huston and Ms. Skeffington and his cash in lieu is thus similarly reduced to reflect UK employers’ national insurance contribution payable by the Company.

(f)
For Mr. McDonald, this represents a school tuition fee allowance for Mr. McDonald’s children ($26,087). As to Mr. Huston, this represents gym membership ($2,373) and tax assistance ($8,796). As to Ms. Skeffington this represents tax assistance ($7,361). As to Mr. Andrle, this represents group term life insurance ($3,565). As to Mr. Simpson, this represents a school tuition fee allowance for Mr. Simpson’s children ($29,770) and tax assistance ($7,926).

LIVANOVA | 2020 Proxy Statement	40

Executive Compensation
Compensation of Executive Officers and Directors
2019 Grants of Plan-Based Awards Table
The following table provides supplemental information relating to grants of plan-based awards made during 2019 to help explain information provided above in our Summary Compensation Table. This table presents information regarding all grants of plan-based awards occurring during 2019.
		Estimated Future Payouts Under Non-Equity Incentive Plan Awards			Estimated Future Payouts Under Equity Incentive Plan: Performance Stock Units (PSUs) (#)			All Other Stock Awards: Number of Shares of Service- Based RSUs (#)	All Other Option Awards: Number of Securities Underlying SARs (#)	Exercise or Base Price of SAR Awards ($/Sh)	Grant Date Fair value of RSU and SAR Awards ($)(1)(2)
Name	Grant Date	Threshold ($)	Target ($)	Maximum ($)	Threshold ($)	Target ($)	Maximum ($)
Damien McDonald		0	869,283	1,486,474					–
	03/30/2019				6,170	15,424	30,848		–	(2)	1,559,339
	03/30/2019				3,085	15,424	30,848			(2)	1,499,984
	03/30/2019							12,853		(1)	1,249,954
	03/30/2019								39,357	97.25(2)	1,249,978
Thad Huston		0	360,339	576,542
	03/30/2019				2,056	5,141	10,282		–	(2)	519,746
	03/30/2019				1,028	5,141	10,282			(2)	499,962
	03/30/2019							5,141		(1)	499,962
	03/30/2019								15,743	97.25(2)	499,998
Keyna Skeffington		0	225,178	360,285
	03/30/2019				925	2,313	4,626		–	(2)	233,840
	03/30/2019				463	2,313	4,262			(2)	224,939
	03/30/2019							2,313		(1)	224,939
	03/30/2019								7,084	97.25(2)	224,988
Edward Andrle		0	274,658	428,466
	03/30/2019				771	1,928	3,856		–	(2)	194,917
	03/30/2019				386	1,928	3,856			(2)	187,498
	03/30/2019							1,928		(1)	187,498
	03/30/2019								5,903	97.25(2)	187,479
Alistair Simpson		0	191,918	299,392
	03/30/2019				771	1,928	3,856		–	(2)	194,917
	03/30/2019				386	1,928	3,856			(2)	187,498
	03/30/2019							1,928		(1)	187,498
	03/30/2019								5,903	97.25(2)	187,479

(1)
The amounts reported represent the fair value of the RSU and SARs awards computed in accordance with FASB ASC Topic 718 on the grant date. The fair value for RSU awards is calculated by multiplying the number of units in each award by the closing price of an ordinary share of our stock on Nasdaq on the grant date, eventually discounted in case of a market price condition. The fair value for SARs awards is calculated by multiplying the number of rights subject to the award by the Black-Scholes value of an option for an ordinary share of our stock on the grant date. For a further discussion of the accounting treatment of the RSU and SAR awards, see “Note 2. Basis of Presentation, Use of Accounting Estimates and Significant Accounting Policies” included in the consolidated financial statements accompanying our US Annual Report on Form 10-K for the year ended December 31, 2019.

(2)
The amounts reported represent the fair value of the PSU awards computed in accordance with FASB ASC Topic 718 on the grant date. LivaNova received a computed Fair Value from an outside source, MTI Consulting, that computed the Fair Value of the LivaNova PLC (LIVN) PSU contracts using the risk-neutral approach (i.e., assuming hedging and selling of the contract).

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Executive Compensation
Compensation of Executive Officers and Directors
2019 Outstanding Equity Awards at Year End
The following table summarizes the number of ordinary shares of our stock underlying outstanding equity incentive plan awards for each NEO as of December 31, 2019.
	Option Awards				Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable(1)	Number of Securities Underlying Unexercised Options (#) Unexercisable(2)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)(3)	Market Value of Shares or Units of Stock That Have Not Vested ($)(4)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested
Damien McDonald	87,114	43,556	44.79	11/4/2026
	10,378	31,134	88.38	3/15/2028
	–	39,357	97.25	3/30/2029
					16,744 (5)	1,263,000
					26,704(6)	2,014,283
					8,901(7)	671,402
					9,546(8)	720,055
					12,853 (9)	969,502
							12,729 (10)	960,148
							12,729(11)	960,148
							15,424(12)	1,163,432
							15,424(13)	1,163,432
Thad Huston	3,460	10,377	88.38	3/15/2028
	–	15,743	97.25	3/30/2029
					3,189(14)	240,546
					9,567 (15)	721,639
					19,813(16)	1,494,495
					3,182 (8)	240,018
					5,141(9)	387,786	–
							4,243 (10)	320,049
							4,243(11)	320,049
							5,141(12)	387,786
							5,141(13)	387,786
Keyna Skeffington	7,602	7,601	59.97	6/12/2027
	1,499	4,497	88.38	3/15/2028
	–	7,084	97.25	3/30/2029
					2,292(17)	172,886
					1,378(8)	103,943
					901(18)	67,962
					2,313(9)	174,470
							1,838 (10)	138,640
							1,838(11)	138,640
							2,313(12)	174,470
							2,313(13)	174,470
LIVANOVA | 2020 Proxy Statement	42

Executive Compensation
Compensation of Executive Officers and Directors
	Option Awards				Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable(1)	Number of Securities Underlying Unexercised Options (#) Unexercisable(2)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)(3)	Market Value of Shares or Units of Stock That Have Not Vested ($)(4)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested
Edward Andrle	29,717	0	69.39	10/19/2020
	1,724	5,169	88.38	3/15/2028
	–	5,903	97.25	3/30/2029
					10,416(19)	785,679
					1,375(7)	103,716
					4,127(6)	311,300
					1,590(8)	119,934
					1,928(9)	145,429	–
							2,121(10)	159,987
							2,121(11)	159,987
							1,928(12)	145,429
							1,928(13)	145,429
Alistair Simpson	1,724	5,169	88.38	3/15/2028
	–	5,903	97.25	3/30/2029
					1,208(7)	91,119
					3,624(6)	273,358
					1,590(8)	119,934
					1,928(9)	145,429
							2,121 (10)	159,987
							2,121(11)	159,987
							1,928(12)	145,429
							1,928(13)	145,429

(1)
This column reflects SARs that are exercisable. The terms of the SARs stipulate that they may be exercised up to three months after a termination and in no event (even with continued employment) after the expiration date.

(2)
This column reflects SARs that are not yet exercisable as they have not yet vested. The SARs were granted with a vesting schedule over four years (25% per year.)

(3)
This column reflects RSUs that have not vested. All RSUs vest 25% per year on each of the first four anniversaries of the grant date.

(4)
Amounts reflect the market value of the outstanding RSUs. Amounts calculated using the closing price of our ordinary shares on December 31, 2019, or $75.43, multiplied by the number of units that have not yet vested.

(5)
Represents RSUs granted on November 4, 2016.

(6)
Represents PSUs granted on May 5, 2017. These PSUs had a market factor that was met on March 1, 2018, therefore the remaining shares are now service based. These PSUs vest 25% per year on each anniversary date of March 1, 2018.

(7)
Represents service based RSUs granted on May 5, 2017.

(8)
Represents service based RSUs granted on March 15, 2018.

(9)
Represents service based RSUs granted on March 30, 2019.

(10)
Represents PSUs granted on March 15, 2018. These PSUs are subject to achievement of a three-year cumulative adjusted free cash flow target (the “FCF Target”). This award has a three-year cliff vesting schedule.

(11)
Represents PSUs granted on March 15, 2018. These PSUs are subject to a performance or market condition based on a relative total shareholder return (rTSR). This award has a three-year cliff vesting schedule.

(12)
Represents PSUs granted on March 30, 2019. These PSUs are subject to achievement of a three-year cumulative adjusted free cash flow target (the “FCF Target”). This award has a three-year cliff vesting schedule.

(13)
Represents PSUs granted on March 30, 2019. These PSUs are subject to a performance or market condition based on a relative total shareholder return (rTSR). This award has a three-year cliff vesting schedule.

(14)
Represents service based RSUs granted on May 20, 2017.

(15)
Represents service based RSUs granted on May 20, 2017. These RSUs had a market factor that was met on March 1, 2018, therefore the remaining shares are now service based.

43	LIVANOVA | 2020 Proxy Statement	www.livanova.com

Executive Compensation
Compensation of Executive Officers and Directors
(16)
Represents service based RSUs granted on May 23, 2017.

(17)
Represents service based RSUs granted on June 12, 2017.

(18)
Represents service based RSUs granted on September 15, 2018.

(19)
Represents service based RSUs granted on March 11, 2016.

2019 Option Exercises and Stock Vested
The following table presents information regarding the vesting of RSUs in 2019 by our NEOs.
	Stock Options		Stock Shares
Name	Number of LivaNova Option Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	Number of LivaNova Shares Acquired on Vesting (#)	Value Realized on Vesting ($)
Damien McDonald			37,731	3,109,651
Thad Huston			17,346	1,382,921
Keyna Skeffington			1,907	152,963
Edward Andrle	29,718	156,614	9,621	902,900
Alistair Simpson			2,947	270,040
2019 Pension Benefits
The Company has no defined benefit plan applicable to our NEOs.
2019 Non-Qualified Deferred Compensation
One of our NEOs, Mr. Andrle, participated in a non-qualified deferred compensation plan in 2019 in which employees may defer up to 50% of their annual base salary and commissions and 100% of their bonus or performance-based compensation until the earlier of (i) termination of employment; or (ii) an elected distribution date. Employer contributions are provided to employees who defer into the plan, and for those employees who are legacy participants in the plan. For the plan year 2019, Mr. Andrle did not elect to defer into the plan and received an employer contribution of 6% of salary.
Name	Executive Contributions in Last Fiscal Year ($)	Registrant Contributions in Last Fiscal Year ($)(1)	Aggregate Earnings in Last Fiscal Year ($)	Aggregate Withdrawals/ Distributions in Last Fiscal Year ($)	Aggregate Balance at Last Fiscal Year ($)
Edward Andrle	–	40,222	30,254	–	169,015
(1) Represents Company contributions to the non-qualified defined contribution plan ($40,222) (see – Summary Compensation Table).
Equity Compensation Plan Information
The following table presents information as of December 31, 2019 regarding equity compensation plans applicable to our employees.
Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (#)	Weighted- average exercise price of outstanding options, warrants and rights ($)	Number of securities remaining available for future issuance under equity compensation plans (#)
Equity compensation plans approved by security holders
LivaNova PLC 2015 Incentive Award Plan and Sub-Plan(1)	2,788,448	77.06	4,903,894
Cyberonics Legacy Plans(2)	235,844	52.10	1,855,720
Equity compensation plans not approved by security holders
Cyberonics, Inc. New Employee Equity Inducement Plan(4)			290,185
Total	3,024,292	64.58	7,049,799
LIVANOVA | 2020 Proxy Statement	44

Executive Compensation
Compensation of Executive Officers and Directors
(1)
The LivaNova 2015 Incentive Award Plan and the Sub-Plan were approved by our Board and our sole shareholder, effective on October 16, 2015. Amounts represent the number of LivaNova Shares issuable upon the exercise or settlement of outstanding SARs (1,979,011) and RSUs (809,437), as granted under the LivaNova 2015 Incentive Award Plan as of December 31, 2019.

(2)
The Cyberonics, Inc. Amended and Restated 1996 Stock Option Plan (“1996 Stock Plan”), the Cyberonics, Inc. Amended and Restated 1997 Stock Plan (“1997 Stock Plan”), the Cyberonics, Inc. 2005 Stock Plan (“2005 Stock Plan”) and the Cyberonics, Inc. 2009 Stock Plan (“2009 Stock Plan”) were approved by Cyberonics board and became effective in November 1996, November 2000, March 2005 and August 2009, respectively. Options granted under the 1996 Stock Plan (now expired), the 1997 Stock Plan (no longer available) and the 2005 Stock Plan (no longer available) generally vest ratably over four or five years following their date of grant. Option awards have a maximum term of 10 years from grant date. In connection with the merger of Sorin and Cyberonics, on October 19, 2015, we assumed the 1996 Stock Plan, 1997 Stock Plan, 2005 Stock Plan and the 2009 Stock Plan and all outstanding Cyberonics stock options granted thereunder (9,375; 102,121; 500; and 689,526, respectively), were fully vested, canceled and converted into an option to purchase one LivaNova Share. The amount represents the number of LivaNova Shares that may be issuable upon exercise of the converted option awards as of December 31, 2019. Based on the unused share reserve of the assumed Cyberonics, Inc. 2009 Stock Plan, there remain 1,855,720 LivaNova Shares available for issuance thereunder, as converted in connection with the above-described merger Transaction.

(3)
The Cyberonics, Inc. New Employee Equity Inducement Plan (“New Employee Plan”) was not approved by the shareholders of Cyberonics. The New Employee Plan provides for the award of unrestricted shares, restricted stock and stock options to newly hired Cyberonics employees. On October 19, 2015, we assumed the New Employee Plan and each outstanding Cyberonics stock option granted thereunder was fully vested, canceled and converted into an option to purchase one LivaNova Share. The amounts represent the number of LivaNova Shares that may be issuable upon exercise of the converted options and the total number of shares that remain available for issuance under the New Employee Plan as of December 31, 201.

Potential Payments Upon Termination or Change in Control
The Compensation Committee’s charter requires it to review and approve severance arrangements and change-in-control agreements. The employment agreements with the NEOs provide for severance payments and benefits in amounts that have been deemed appropriate by the Compensation Committee. The severance amounts take into account the time it is expected to take a separated employee to find alternative employment, as well as market practice for global executives.
At times, as circumstances dictate, we also enter into additional separation arrangements with departing executive officers. Employment agreements and any additional separation arrangements for departing NEOs are set out below.
Damien McDonald
Following Mr. McDonald’s appointment as Chief Executive Officer with effect from January 1, 2017, the Compensation Committee on February 22, 2017 approved a service agreement with Mr. McDonald. Mr. McDonald’s annual base salary was £731,500 ($933,202) as of April 1, 2019 and an opportunity to earn an annual cash incentive bonus with a target amount equal to 125% of his annual base salary (effective April 2019). In addition, we agreed to pay Mr. McDonald an annual housing allowance for a period of five years, commencing at £150,000 ($191,361) for 2017 and decreasing by £30,000 ($38,272) each year for the succeeding four years, an annual school allowance for a period of five years, commencing at £31,950 ($40,760) for 2017 and decreasing by £6,390 ($8,152) each year for the succeeding four years, an annual car allowance of £17,750 ($22,644) and pension contributions equal to 15% of the sum of his base salary and annual bonus under our STIP. Mr. McDonald is also eligible to participate in our employee benefit plans made available to all our UK-based employees. Mr. McDonald was also issued a letter dated February 22, 2017 confirming that the Company would recommend to the Compensation Committee annual equity awards but underscoring that any such awards remain in the absolute discretion of the Compensation Committee.
Certain provisions of Mr. McDonald’s service agreement will continue in effect until the expiration of 12 months following notice of termination. The Company’s policy is not to have any notice period exceed 12 months.
The following table quantifies the potential payments that would be made to Mr. McDonald assuming a termination or change-in-control event had occurred on December 31, 2019.
Type of Payment or Benefit	Termination without Cause(1)	Separation due to Change in Control(2)	Separation due to Disability(3)	Separation due to Death(4)	Separation due to Retirement
Severance	$933,202	–	–	$3,732,809	–
STIP	–	–	–	–	–
LTIP	–	$6,972,797	$1,334,556	$1,334,556	–
Benefits	$333,845	–	–	–	–
Total	$1,267,047	$6,972,797	$1,334,556	$5,067,365	–

(1)
The potential payment in case of termination without cause represents 12 months of base salary ($933,202) and includes a cash amount representing the value of the following benefits for a period of 12 months: pension ($162,643), accommodation ($122,471), school allowance ($26,086), and car allowance ($22,644). The Company may elect to pay this severance amount in installments, and in this case, if Mr. McDonald secures alternative employment, then the gross installments payable after the date when alternative employment commences will be reduced by a sum equal to the gross amount of his income from the alternative employment. As to pension, this amount reflects 15% of Mr. McDonald’s compensation (consisting of base).

(2)
The potential payment in case of separation due to change in control is calculated adding (i) the amount resulting from multiplying the 74,748 RSUs subject to accelerated vesting by the closing market price at December 31, 2019 ($75.43) and (ii) the amount resulting from multiplying each SARs

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Executive Compensation
Compensation of Executive Officers and Directors
award subject to accelerated vesting by the difference between the closing market price at December 31, 2019 ($75.43) and the exercise price for each SAR, as follows (43,556 SARs with an exercise price of $44.79). This does not include SARs where the exercise price exceeds the market price.
(3)
The potential payment amount in case of separation due to disability represents LTIP payments calculated by multiplying each SARs award subject to accelerated vesting in case of a disability by the difference between the closing market price at December 31, 2019 ($75.43) and the exercise price for each SAR, as follows (43,556 SARs with an exercise price of $44.79). This does not include SARs where the exercise price exceeds the market price.

(4)
The payment amount in case of separation due to death represents four times the base salary as a lump sum (payable by a third party insurer under a policy held by the Company for its employees) tax-free amount to the nominated person(s) plus LTIP potential payments in case of separation due to death calculated by multiplying each SARs award subject to accelerated vesting by the difference between the closing market price at December 31, 2019 ($75.43) and the exercise price for each SAR, as follows (43,556 SARs with an exercise price of $44.79).

(5)
For the amounts on this table, we used an exchange rate of $1.275738014 per British Pound, each of which reflects the applicable period average published rate from our BOPC Accounting System between January 1, 2019 and December 31, 2019.

Thad Huston
The Compensation Committee approved a service agreement between Mr. Huston and us effective as of May 20, 2017. Mr. Huston’s annual base salary was £405,000 ($516,674) as of April 1, 2019 and an opportunity to earn an annual cash incentive bonus with a target amount equal to 90% of his annual base salary. In addition, we agreed to pay Mr. Huston an annual car allowance of £13,200 ($16,840) and pension contributions equal to 15% of the sum of his base salary and annual bonus. Mr. Huston is also eligible to participate in our employee benefit plans made available to all our UK-based employees. Certain provisions of Mr. Huston’s service agreement will continue in effect until the expiration of 12 months following notice of termination. Mr. Huston was also issued a letter dated April 27, 2017 confirming that the Company would recommend to the Compensation Committee annual equity awards but underscoring that any such awards remain in the absolute discretion of the Compensation Committee.
The following table quantifies the potential payments that would be made to Mr. Huston assuming a termination or change-in-control event had occurred on December 31, 2019.
Type of Payment or Benefit	Termination Without Cause(1)	Separation due to Change in Control(2)	Separation due to Disability	Separation due to Death(3)	Separation due to Retirement
Severance	$516,674	–	–	$2,066,696	–
STIP	–	–	–	–	–
LTIP	–	$3,084,484	–	–	–
Benefits	–	–	–	–	–
Total	$516,674	$3,084,484	–	$2,066,696	–

(1)
The potential payment in case of termination without cause represents 12 months of base salary ($516,674). The Company may elect to pay this severance amount in installments, and in this case, if Mr. Huston secures alternative employment, then the gross installments payable after the date when alternative employment commences will be reduced by a sum equal to the gross amount of his income from the alternative employment.

(2)
The potential payments in case of separation due to change in control are calculated adding the amount resulting from multiplying the 40,892 RSUs subject to accelerated vesting in case of a change in control by the closing market price at December 31, 2019 ($75.43) The SARs were underwater, therefore not part of this payout calculation).

(3)
The exercise price of the SARs was higher than the market price and, therefore, not part of this payout calculation.

(4)
The payment amount in case of separation due to death represents four times the base salary as a lump sum (payable by a third party insurer under a policy held by the Company for its employees) tax-free amount to the nominated person(s).

(5)
For the amounts on this table, we used an exchange rate of $1.275738014 per British Pound, each of which reflects the applicable period average published rate from our BOPC Accounting System between January 1, 2019 and December 31, 2019.

Keyna Skeffington
On May 24, 2017, we entered into a service agreement with Ms. Skeffington effective June 12, 2017. The agreement provides for an annual base salary in the amount of £300,000 ($382,721), increased to £340,000 ($433,751) as of April 1, 2019) and an opportunity to earn an annual cash incentive bonus with a target amount equal to 55% (increased to 70% in 2019) of her annual base salary. In addition, we agreed to pay Ms. Skeffington an annual car allowance of £13,200 ($16,840) and pension contributions equal to 15% of the sum of her base salary and annual bonus. Ms. Skeffington is also eligible to participate in our employee benefit plans made available to all our UK-based employees. The agreement will continue in effect until the expiration of 12 months following notice of termination. Ms. Skeffington also benefited from certain relocation benefits under the agreement.
The following table quantifies the potential payments that would be made to Ms. Skeffington assuming a termination or change-in-control event had occurred on December 31, 2019.
Type of Payment or Benefit	Termination without Cause(1)	Separation due to Change in Control(2)	Separation due to Disability(3)	Separation due to Death(4)	Separation due to Retirement
Severance	$433,751	–	–	$1,735,004	–
STIP	–	–	–	–	–
LIVANOVA | 2020 Proxy Statement	46

Executive Compensation
Compensation of Executive Officers and Directors
Type of Payment or Benefit	Termination without Cause(1)	Separation due to Change in Control(2)	Separation due to Disability(3)	Separation due to Death(4)	Separation due to Retirement
LTIP(1)	–	$695,535	–	$176,275	–
Benefits	–	–	–	–	–
Total	$433,751	$695,535	–	$1,911,279	–

(1)
The potential payment in case of termination without cause represents 12 months of base salary ($433,571). We may elect to pay this severance amount in installments, and in this case, if Ms. Skeffington secures alternative employment, then the gross installments payable after the date when alternative employment commences will be reduced by a sum equal to the gross amount of her income from the alternative employment.

(2)
The potential payment in case of separation due to change in control is calculated by adding (i) the amount resulting from multiplying the 6,884 RSUs subject to accelerated vesting by the closing market price at December 31, 2019 ($75.43) and (ii) the amount resulting multiplying each SARs award subject to accelerated vesting by the difference between the closing market price at December 31, 2019 ($75.43) and the exercise price for each SAR, as follows (11,402 SARs with an exercise price of $59.97). This does not include SARs where the exercise price exceeds the market price.

(3)
The payment in case of separation due to death represents four times the base salary as a lump sum (payable by a third party insurer under a policy held by the Company for its employees) tax-free amount to the nominated person(s) plus LTIP potential payments calculated by adding the amount resulting from multiplying each SARs award subject to accelerated vesting by the difference between the closing market price at December 31, 2019 ($75.43) and the exercise price for each SAR, as follows (11,402 SARs with an exercise price of $59.97). This does not include SARs where the exercise price exceeds the market price.

(5)
For the amounts on this table, we used an exchange rate of $1.275738014 per British Pound, each of which reflects the applicable period average published rate from our BOPC Accounting System between January 1, 2019 and December 31, 2019.

Edward Andrle
On August 30, 2010, we entered into a service agreement with Mr. Andrle effective September 6, 2010. The agreement provides for an annual base salary in the amount of $333,000, which increased to $440,000 as of April 1, 2019 and an opportunity to earn an annual cash incentive bonus with a target amount equal to 65% of his annual base salary as of April1, 2019.
Effective January 1, 2020, Mr. Andrle resigned from his position as General Manager, Neuromodulation and assumed the position of Senior Advisor, continuing to be employed until June 30, 2020. In connection with Mr. Andrle’s new role as Senior Advisor, the company will pay Mr. Andrle a salary in the amount of $440,000. Mr. Andrle will receive the 2019 STI bonus in April 2020. Mr. Andrle will receive a severance payment in the gross amount of $440,000 on the first payroll date following June 30, 2020. A payment for Restriction on Competition in the gross amount of $453,750 will be made on the first payroll date following February 15, 2021. Healthcare benefits will be reimbursed for a period of eight months measured from the termination date. Relocation expenses up to $25,000 will be reimbursed for expenses incurred in 2019 and 2020. Attorney fees up to $15,000 will be reimbursed for expenses related to the separation agreement.
The following table quantifies the potential payments that would be made to Mr. Andrle assuming a termination or change-in-control event had occurred on December 31, 2019.
Type of Payment or Benefit	Termination without Cause ($)(1)	Separation due to Change in Control(2)	Separation due to Disability	Separation due to Death(3)	Separation due to Retirement
Severance	$440,000	–	–	$500,000	–
STIP	$–	–	–	–	–
LTIP	$–	$1,466,057	–	–	–
Benefits	–	–	–	–	–
Total	440,000	$1,466,057	–	$500,000	–

(1)
The potential payment in case of termination without cause represents 12 months of base salary ($440,000).

(2)
The potential payment in case of separation due to change in control is calculated by adding (i) the amount resulting from multiplying the 19,436 RSUs subject to accelerated vesting by the closing market price at December 31, 2019 ($75.43). The SARs that were underwater were not part of this payout calculation.

(3)
The payment in case of separation due to death represents a payment equal to 1.5 times base salary up to a maximum of $500,000 under a Company group life insurance policy.

Alistair Simpson
In February 2017, we entered into a service agreement with Mr. Simpson. The agreement provides for an annual base salary in the amount of £280,000, which increased to £340,000 as of April 1, 2019 and an opportunity to earn an annual cash incentive bonus with a target amount equal to 60% of his annual base salary as of April1, 2019.
Effective January 1, 2020, Mr. Simpson entered into a separation agreement with LivaNova as a transition into a new position and for eventual separation from the company. He resigned his position as General Manager, Cardiac Surgery and assumed the position of Vice President, Special Projects, continuing to be employed until June 30, 2021. His salary as Vice President, Special Projects is £340,000 ($433,751). Mr. Simpson will receive the 2019 STI bonus on April 2020. Mr. Simpson will receive a termination payment in the gross amount of £30,000 ($38,272). Relocation expenses up to £40,000 ($51,030) will be reimbursed
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Executive Compensation
Compensation of Executive Officers and Directors
for expenses incurred in 2019 and 2020. Attorney fees up to £5,000 ($6,379) will be reimbursed for expenses related to the separation agreement. Fees related to tax support or assistance for one year form the termination date will be reimbursed.
The following table quantifies the potential payments that would be made to Mr. Simpson assuming a termination or change-in-control event had occurred on December 31, 2019.
Type of Payment or Benefit	Termination without Cause ($)(1)	Separation due to Change in Control(2)	Separation due to Disability(3)	Separation due to Death(4)	Separation due to Retirement
Severance	$433,751	–	–	$1,735,004	–
STIP	–	–	–	–	–
LTIP(1)	–	$850,122	$220,281	$220,281	–
Benefits	–	–	–	–	–
Total	$433,751	$850,122	$220,281	$1,955,285	–

(1)
The potential payment in case of termination without cause represents 12 months of base salary ($433,751). We may elect to pay this severance amount in installments, and in this case, if Mr. Simpson secures alternative employment, then the gross installments payable after the date when alternative employment commences will be reduced by a sum equal to the gross amount of her income from the alternative employment.

(2)
The potential payment in case of separation due to change in control is calculated by adding (i) the amount resulting from multiplying the 8,350 RSUs subject to accelerated vesting by the closing market price at December 31, 2019 ($75.43) and (ii) the amount resulting multiplying each SARs award subject to accelerated vesting by the difference between the closing market price at December 31, 2019 ($75.43) and the exercise price for each SAR, as follows (7,829 SARs with an exercise price of $56.17 and 4,816 SARs with an exercise price of $61). This does not include SARs where the exercise price exceeds the market price.

(3)
The potential payment in case of disability is calculated adding the amounts resulting from multiplying each SARs award subject to accelerated vesting by the difference between the closing market price at December 31, 2019 ($75.43) and the exercise price for each SAR, as follows (7,829 SARs with an exercise price of $56.17 and 4,816 SARs with an exercise price of $61). This does not include SARs where the exercise price exceeds the market price.

(4)
The payment in case of separation due to death represents four times the base salary as a lump sum (payable by a third party insurer under a policy held by the Company for its employees) tax-free amount to the nominated person(s) plus LTIP potential payments calculated by adding the amount resulting from multiplying each SARs award subject to accelerated vesting by the difference between the closing market price at December 31, 2019 ($75.43) and the exercise price for each SAR, as follows (7,829 SARs with an exercise price of $56.17 and 4,816 SARs with an exercise price of $61). This does not include SARs where the exercise price exceeds the market price.

(5)
For the amounts on this table, we used an exchange rate of $1.275738014 per British Pound, each of which reflects the applicable period average published rate from our BOPC Accounting System between January 1, 2019 and December 31, 2019.

CEO Pay Ratio
As required by Item 402(u) of Regulation S-K, we are providing the following information:
For the year ended December 31, 2019:
–
the median of the annual total compensation of all employees of our company (other than the CEO), was $60,298; and

–
the annual total compensation of Mr. McDonald, our CEO, was $7,131,927.

Based on this information, the ratio of our annual total compensation of our CEO to the median of the annual total compensation of all employees is 118 to 1.
The methodology and material assumptions, adjustments, and estimates that we used to identify the median of the annual total compensation of all our employees, as well as to determine the annual total compensation of our median employee were as follows:
1.
As of October 1, 2019, our employee population consisted of 4,035 individuals working at our parent company and consolidated subsidiaries, with approximately 32% of these individuals located in the United States, 6% located in Canada, 52% located in Europe, and 10% located in various countries in Southeast Asia and South America.

•
We selected October 1, 2019 to allow sufficient time to identify the median employee given the global scope of our operations.

2.
Our employee population, after taking into consideration the adjustments permitted by SEC rules (as described below), consisted of 3,810 individuals.

•
Using the de minimis exception, we limited our employee population to individuals residing in Europe, North America, Japan and Australia.

•
Given the global distribution of our employee population, we have a variety of pay elements in the compensation arrangements of our employees. For example, while most of our employees participate in our short-term incentive plan, the incentive compensation element for some of our employees residing in the US, Japan and Europe is based on commissions. They do not participate in our short-incentive plan. Consequently, we selected base salary or wages plus overtime pay as the most appropriate consistently applied compensation measure to identify the median employee.

LIVANOVA | 2020 Proxy Statement	48

Executive Compensation
Compensation of Executive Officers and Directors
•
We annualized the compensation of all permanent employees who were hired in fiscal 2019 but did not work for us or our consolidated subsidiaries for the entire fiscal year.

•
We did not make any cost-of-living adjustments in identifying the median employee.

3.
With respect to the annual total compensation of our CEO, we used the amount reported in the “Total” column of our 2019 Summary Compensation Table included in this proxy statement. We applied the same approach to determine the annual total compensation of the identified median employee.

2019 Director Compensation Table
The Compensation Committee reviews the total compensation paid to our non-employee directors and non-executive chairman of our Board. The purpose of the review is to ensure that the level of compensation is appropriate to attract and retain a diverse group of directors with the breadth of experience necessary to perform our Board’s duties and to compensate our directors fairly for their services. The review includes the consideration of qualitative and comparative factors. To ensure directors are compensated relative to the scope of their responsibilities, the Compensation Committee considers the factors set out in the Company’s remuneration policy which governs payments to all directors, including non-executive directors. Some of the factors considered include: the time and effort involved in preparing for Board and committee meetings and the additional duties assumed by committee chairs and the chairman of our Board; the level of continuing education required to remain informed of broad corporate governance trends and material developments relevant to strategic initiatives within our company; and the compensation paid to directors at a peer group of companies as determined by the Compensation Committee with advice from its compensation consultant.
In 2019, non-employee directors who served on the Company’s Board received the following fees paid in cash for their service on the Board:
•
annual board retainer fee of $110,000 ($185,000 for the Board Chair)

•
committee chair fees:

•
$15,000 (Nominating and Corporate Governance Committee)

•
$20,000 (Compensation Committee)

•
$30,000 (Audit and Compliance Committee)

•
committee member fees (for members other than the committee chairs):

•
$6,000 (Nominating and Corporate Governance Committee)

•
$8,000 (Compensation Committee)

•
$15,000 (Audit and Compliance Committee)

The non-executive directors, in 2019, were also granted RSUs with a grant date fair market value of $110,000 for each non-executive director ($185,000 for the Board Chair.) These are service-based awards that vest after one year. In the event of a termination prior to the end of a director’s term, these RSUs are prorated.
The following table sets forth a summary of the compensation we paid to our non-employee directors in the year ended December 31, 2019:
Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)(1)	Total ($)
Francesco Bianchi	133,000	109,890	242,890
William Kozy	116,000	109,890	225,890
Daniel Moore	185,000	184,908	369,908
Hugh Morrison	146,000	109,890	255,890
Alfred Novak	133,000	109,890	242,890
Sharon O’Kane	125,000	109,890	234,890
Arthur Rosenthal	130,000	109,890	239,890
Andrea Saia	125,000	109,890	234,890
Stacy Enxing Seng(2)	62,890	109,890	172,780

(1)
Amounts reflect the full grant-date fair value of RSUs granted in 2019 computed in accordance with FASB ASC Topic 718, rather than the amounts paid to or realized by the named individual. We provide information regarding the assumptions used to calculate the value of all stock awards and option awards made to our directors in “Note 2. Basis of Presentation, Use of Accounting Estimates and Significant Accounting Policies in the Company’s US Annual Report on Form 10-K for the year ended December 31, 2019. The RSUs shown in the table will vest on the earlier of (i) June 18, 2020 and (ii) the date of a Change in Control. As of December 31, 2019, all RSU awards were unvested. The stock award values shown above correspond to the following number of RSUs: for Mr. Moore 2,524 RSUs; and for all other directors listed above, 1,500 RSUs.

(2)
Ms. Stacy Enxing Seng was elected to the Board at the 2019 AGM and was paid a pro rated cash retainer fee for 2019.

49	LIVANOVA | 2020 Proxy Statement	www.livanova.com

Proposal No. 2 Advisory (Non-Binding) Vote to Approve Executive Compensation (Say on Pay)
Our shareholders are entitled to cast an advisory vote at the AGM to approve the compensation of our NEOs, as disclosed in this proxy statement. The shareholder vote is an advisory vote only and is not binding on us, the Board, or the Compensation Committee but is required by Section 14A of the Exchange Act.
Although the vote is non-binding, the Compensation Committee and the Board value your opinions and will consider the outcome of the vote in establishing compensation philosophy and making future compensation decisions. As described more fully in the “Compensation Discussion and Analysis” and “Executive Compensation” sections of the proxy statement, our NEOs are compensated in a manner consistent with our business strategy, competitive practice, sound compensation governance principles and shareholder interests and concerns. Our compensation policies and decisions are focused on pay-for-performance.
We are requesting your non-binding vote to approve the compensation of our NEOs as disclosed pursuant to Item 402 of Regulation S-K, and as described in the “Compensation Discussion and Analysis” and “Executive Compensation” sections of the proxy statement.
Vote Required
The advisory vote regarding approval of the compensation of our NEOs requires the affirmative vote of a majority of shares present at the annual meeting, in person or by proxy, and entitled to vote on the proposal.
Board Recommendation
The Board recommends a vote FOR the approval of the compensation of our NEOs as disclosed in this proxy statement, including the Compensation Discussion and Analysis, compensation tables, and narrative discussion.

LIVANOVA | 2020 Proxy Statement	50

AUDIT MATTERS
Audit and Compliance Committee Report
AUDIT MATTERS
Audit and Compliance Committee Report
The Audit and Compliance Committee is comprised of four non-employee directors, all of whom are “independent” under the applicable Nasdaq rules and the applicable rules of the SEC. The Audit and Compliance Committee is governed by a written charter which has been adopted by the Board.
Our management team is responsible for the preparation, presentation, and integrity of the consolidated financial statements, maintaining a system of internal controls and having appropriate accounting and financial reporting principles and policies. The independent registered public accounting firm is responsible for planning and carrying out an audit of the consolidated financial statements and an audit of internal control over financial reporting in accordance with the rules of the Public Company Accounting Oversight Board (United States) and expressing an opinion as to the consolidated financial statements’ conformity with US generally accepted accounting principles (“GAAP”) and as to internal control over financial reporting. The Audit and Compliance Committee monitors and oversees these processes and is responsible for selecting and overseeing our independent registered public accounting firm. As part of the oversight process, the Audit and Compliance Committee met ten times in 2019 and acted via written resolutions on one occasion. Throughout the year, the Audit and Compliance Committee met with our independent registered public accounting firm, management and internal auditor, both together and separately in closed sessions. In the course of fulfilling its responsibilities, the Audit and Compliance Committee did, among other things, the following:
•
reviewed and discussed with management and the independent registered public accounting firm our consolidated financial statements for the year ended December 31, 2019 and the quarters ended March 31, 2019, June 30, 2019 and September 30, 2019;

•
oversaw and discussed with management the review of internal control over our financial reporting;

•
reviewed management’s representations that our consolidated financial statements were prepared in accordance with GAAP and present fairly our results of operations and financial position;

•
discussed with the independent registered public accounting firm the matters required to be discussed by Auditing Standard No. 1301, Communications with Audit Committee;

•
received the written disclosures and letter from the independent registered public accounting firm required by the applicable requirements of the Public Company Accounting Oversight Board regarding the independent registered public accounting firm’s communication with the Audit and Compliance Committee concerning independence, and discussed with the independent registered public accounting firm its independence;

•
reviewed and evaluated the performance and quality of the independent registered public accounting firm and its lead audit partner in its determination to recommend the retention of the independent registered public accounting firm, including by assessing the performance of the independent registered public accounting firm from within the Audit and Compliance Committee and from the perspective of senior management and the internal auditor;

•
considered whether the provision of non-audit services by our registered public accounting firm is compatible with maintaining the registered public accounting firm’s independence;

•
reviewed the scope of and overall plans for the annual audit and the internal audit program;

•
reviewed new accounting standards applicable with our CFO, internal audit department and our external auditors;

•
consulted with management with respect to our processes for risk assessment and risk mitigation;

•
reviewed our processes for monitoring compliance with the law and Company policies and Code of Business Conduct and Ethics; and

•
reviewed and discussed with management its assessment and report on the effectiveness of our internal control over financial reporting as of December 31, 2019.

Based on its review and report on the Company’s internal control over financial reporting as of December 31, 2019, the Audit and Compliance Committee recommended to the Board that the audited consolidated financial statements be included in the Company’s US Annual Report on Form 10-K for the year ended December 31, 2019.
Francesco Bianchi
Hugh Morrison (Chairman)
Alfred Novak
Andrea Saia
51	LIVANOVA | 2020 Proxy Statement	www.livanova.com

AUDIT MATTERS
Fees Paid to PricewaterhouseCoopers
Changes in Independent Auditor
PricewaterhouseCoopers S.p.A.
On March 23, 2018, the Audit and Compliance Committee formally dismissed PricewaterhouseCoopers S.p.A. (“PwC S.p.A.” or the “Independent Auditor”), an Italian entity, as our independent registered public accounting firm and separately approved the engagement with that firm’s US affiliate, PricewaterhouseCoopers LLP (“PwC USA”). This decision was made by the committee to better align with our restructuring and centralization of our accounting function in our Houston office, and we now believe it is most efficient to have an accounting firm local to that function. PwC S.p.A. was the auditor of one of our legacy companies, Sorin, which was based in Italy.
The reports of PwC S.p.A on our financial statements for the transitional period from April 25, 2015 to December 31, 2015 and for each of the years ended December 31, 2016 and December 31, 2017 did not contain an adverse opinion or a disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles. During the transitional period from April 25 2015 to December 31, 2015 and during each of the years ended December 31, 2016 and 2017 and during the subsequent interim periods through the date of our Current Report on Form 8-K filed with the SEC on March 26, 2018:
•
there were no “disagreements” (as that term is defined in Item 304(a)(1)(iv) of SEC Regulation S-K and the instructions to Item 304) between us and PwC S.p.A. on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to PwC S.p.A.’s satisfaction would have caused PwC S.p.A. to make reference to the subject matter of the disagreement(s) in connection with this report;

•
there were no “reportable events” (as that term is defined in Item 304(a)(1)(v) of SEC Regulation S-K); and

•
neither we nor anyone on our behalf consulted with PwC US regarding (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on our consolidated financial statement, and neither a written report was provided to us nor oral advice was provided that PwC USA concluded was an important factor considered by us in reaching a decision as to the accounting, auditing or financial reporting issues, or (ii) any matter that was either the subject of a disagreement (as that term is defined in Item 304(a)(1)(iv) of SEC Regulation S-K and the instructions to Item 304) or a reportable event (as defined in Item 304(a)(1)(v) of SEC Regulation S-K). We provided the disclosure required by Item 304 to PwC S.p.A. The letter received from PwC S.p.A. was filed as Exhibit 16.1 to the Current Report on Form 8-K that we filed with the SEC on March 26, 2018.

Fees Paid to PricewaterhouseCoopers
The following table summarizes the aggregate fees billed to us by PwC USA and its respective network member firms including PwC S.p.A. and the PricewaterhouseCoopers entity in the UK that acts as our UK statutory auditor (together, “PwC”) for services performed in connection with the financial year ended December 31, 2019 and the financial year ended December 31, 2018:
	Year Ended December 31, 2019	Year Ended December 31, 2018
	(in thousands)
Audit Fees(1)	$7,510	$8,274
Audit-Related Fees(2)	–	$18
Tax Fees(3)	$443	$387
All Other Fees(4)	1	$1
Total	$7,954	$8,680

(1)
Audit Fees are fees we paid to PwC for professional services related to the audit of our annual financial statements and the review of our quarterly financial statements, and for services that are normally provided by the firm in connection with US or international statutory and regulatory filings or engagements.

(2)
Audit-Related Fees consist of aggregate fees to PwC for assurance services, other than those included in Audit Fees, related to the sale of our Cardiac Rhythm Management Business Franchise.

(3)
Tax Fees include applicable fees paid to PwC for tax services, including tax compliance and tax advice.

(4)
All Other Fees in 2019 and 2018 are for fees for disclosure checklist access.

LIVANOVA | 2020 Proxy Statement	52

AUDIT MATTERS
Pre-Approval Policies and Procedures
Pre-Approval Policies and Procedures
The Audit and Compliance Committee has established an auditor independence policy that addresses the hiring of former employees of the Company’s auditors as well as the provision by the auditors of audit and non-audit services. The policy sets out certain non-audit services that are prohibited at all times as well as a separate list of services that may be permitted if approved by the Audit and Compliance Committee, subject to certain caps (expressed as a percentage of the average of all fees paid to the auditor in each of the prior three years). The committee may approve non-audit services in excess of this cap only if it concludes that the auditor is, or a reasonable investor with knowledge of all relevant facts and circumstances would conclude that the auditor is, capable of exercising objective and impartial judgment on all issues encompassed within the auditor’s engagement. In this same policy, the committee also delegated approval authority to the committee’s chair (or by resolution to any other member of the committee) to approve any one or more individual audit or permitted non-audit services for which estimated fees do not exceed $100,000. In such cases, the committee chair reports such approvals at the next scheduled meeting of the committee.
53	LIVANOVA | 2020 Proxy Statement	www.livanova.com

Proposal No. 3 Ratification of the Appointment of PwC USA as the Company’s independent registered public accounting firm
The Audit and Compliance Committee has appointed PwC USA as our independent registered public accounting firm for the year ending December 31, 2020, subject to ratification by our shareholders. Although the ratification of this appointment is not required to be submitted to a vote of the shareholders, the Board believes it appropriate as a matter of policy to request that the shareholders ratify the appointment of the registered public accounting firm for the year ending December 31, 2020.
We anticipate that a representative of PwC USA or an affiliated member firm will be present at the AGM. The representative will be given the opportunity to make a statement if he or she desires to do so, and is expected to be available to respond to any appropriate questions that may be submitted by shareholders at the AGM.
Vote Required
This ordinary resolution will be approved if there is an affirmative vote of a majority of shares present at the AGM, in person or by proxy, and entitled to vote on the proposal. If this proposal does not receive the affirmative vote of the holders of a majority of the shares entitled to vote and present in person or represented by proxy at the AGM, the Audit and Compliance Committee will reconsider the appointment, but may decide to maintain its appointment of PwC USA.
Board Recommendation
The Board and the Audit and Compliance Committee recommend a vote FOR the ratification of the appointment of PwC USA. as the Company’s independent registered public accounting firm for the year ending December 31, 2020.

LIVANOVA | 2020 Proxy Statement	54

Proposal No. 4 Ordinary Resolution to Grant Authority to Allot Shares for a Period of Five Years
Under the Articles of Association of the Company originally adopted with effect from October 19, 2015 (being the date of completion of the merger of Sorin and Cyberonics) (the “Original Articles”), the Board was given the authority to allot shares, and to grant rights to subscribe for, or to convert any security, into shares, up to an aggregate nominal amount representing 20% of the number of shares in the capital of the Company after completion of the merger on October 19, 2015. The existing authority was not affected by the adoption of the Company’s existing Articles of Association with effect from June 14, 2017. This authority was granted for a period of five years from October 19, 2015 and, accordingly, is expected to expire on October, 19, 2020. Proposal No. 4 is being proposed because of such upcoming expiry. In addition, the existing authority: (i) has to date been utilised in connection with equity awards made under the Company’s incentive plans; and (ii) may be substantially utilised between the date of this proxy statement and the AGM if the Company decides to pursue a strategic capital raising involving the issuance of equity or equity linked securities (as described below).
If passed, this would allow the Board to allot new shares and to grant rights to subscribe for, or to convert any securities into, shares up to an aggregate nominal value of: (a) £9,882,722 for general purposes; and (b) an additional £3,218,206 in connection with the grant or exercise of awards made under the Company’s incentive plans from time to time. The amount set out under (a) is equivalent to approximately 20% of the Company’s total issued ordinary share capital as at May 14, 2020, the latest practicable date prior to the date of this proxy statement. The amount set out under (b) is equivalent to the approximate number of shares in respect of which future grants can be made under the Company’s 2015 Incentive Award Plan.
This authority will (unless previously revoked, varied or renewed) expire on the date that is five (5) years after the date on which this resolution is passed. This authority is in addition to (and does not replace) any such previous authority given to the Board, including the existing authority under our current Articles of Association (under which the Board has remaining authority to allot new shares and to grant rights to subscribe for, or to convert any securities into, shares up to an aggregate nominal value of approximately £4,600,000).
Under the Companies Act, the Board may only allot shares in the Company or grant rights to subscribe for or to convert any security into shares in the Company if it is authorized to do so by the company’s Articles of Association or by shareholder resolution. Any such authorization is only valid for a maximum period of five years. The requirement for such authorization to allot by the Company’s shareholders is an additional step not generally required when companies domiciled in the United States are issuing securities. The Board believes that it is important for the Company to retain the flexibility to allot shares on an accelerated basis should the Board determine it is necessary or advisable and in the best interests of shareholders, without incurring the costs or delays associated with calling a special meeting and preparing and circulating proxy materials to approve specific allotments of shares. The Board also believes that a large majority of public companies based in the US do not require shareholder approval of each issuance and allotment of common equity. As a result of the utilisation of the existing authority and its upcoming expiry on October 19, 2020, without the approval of this Proposal 4, the Company may not be able to raise additional capital, in a timely manner or at all, if and as needed to fund its ongoing business and operations. In addition, without the approval of this Proposal No. 4, the Company may not be able to continue to grant equity awards to employees, directors, officers and consultants under the Company’s incentive plans.
As noted in the Company’s Q1 2020 results announcement, we are in the process of evaluating strategic capital raising options to fulfill our short- and medium-term capital needs. Among these alternatives, we have been analyzing potential offerings of equity/equity linked or debt securities.1 Discussions concerning these potential transactions are ongoing, and no assurance can be given that a transaction will be consummated or as to the ultimate terms of any such transaction. For a copy of the Company’s Q1 2020 results announcement, please refer to the Company’s Form 8-K filed with the SEC on April 29, 2020, which is available on the Company’s website at www.livanova.com and on the SEC’s website at www.sec.gov
The Company currently expects that, if it decides to pursue any such strategic capital raising, this would be consummated prior to the AGM. This would mean that any equity or equity linked securities issued in such capital raising would be authorized (in whole or in part) pursuant to the existing authority. The Company may utilise the authority sought under Proposal 4 (in
1
Any securities that may be issued by LivaNova have not been and will not be registered under the U.S. Securities Act of 1933, as amended (the “Securities Act”), and if offered, will only be offered to persons who are either (i) an “accredited investor” within the meaning of Regulation D under the Securities Act or (ii) a “qualified institutional buyer” within the meaning of Rule 144A under the Securities Act, or to persons that are not U.S. persons pursuant to Regulation S under the Securities Act. This communication shall not constitute an offer to sell or the solicitation of an offer to buy any securities of LivaNova.

55	LIVANOVA | 2020 Proxy Statement	www.livanova.com

Proposal No. 4 Ordinary Resolution to Grant Authority to Allot Shares for a Period of Five Years
Board Recommendation
whole or in part) in respect of any such strategic capital raising consummated after the AGM or may structure any such strategic capital raising such that it is authorized partly pursuant to the existing authority and partly pursuant to the authority sought under Proposal 4.
The approval of this Proposal 4 by the Company’s shareholders will not substitute for any approvals that may be required for a specific transaction under any applicable Nasdaq listing rules.
Vote Required
This resolution requires an affirmative vote of a majority of shares present at the annual meeting, in person or by proxy, and entitled to vote on the proposal. Abstentions and broker non-votes will not be counted as a vote either for or against this resolution.
Board Recommendation
The Board recommends a vote FOR the approval of the ordinary resolution to grant authority to allot shares for a period of five years.

LIVANOVA | 2020 Proxy Statement	56

Proposal No. 5 Special Resolution to Grant Power to Disapply Pre-Emption Rights for a Period of Five Years
Under the Original Articles, the Board was given power to disapply the pre-emption rights of existing shareholders in relation to the allotment of equity securities pursuant to the existing authority to allot described under Proposal No. 4 above. This power was granted for a period of five years and, accordingly, is expected to expire on 19 October 2020. Proposal No. 5 is being proposed because of such upcoming expiry. In addition, the existing power: (i) has to date been utilised in connection with equity awards made under the Company’s incentive plans; and (ii) may be substantially utilised between the date of this proxy statement and the AGM if the Company decides to pursue a strategic capital raising involving the issuance of equity or equity linked securities (as described below).
If passed, this would allow the Board to allot new equity securities or to sell treasury shares held by the Company without first offering them to shareholders in proportion to their existing holdings up to an aggregate nominal amount of: (a) £9,882,722 for general purposes; and (b) an additional £3,218,206 in connection with the grant or exercise of awards made under the Company’s incentive plans from time to time. The amount set out under (a) is equivalent to approximately 20% of the Company’s total issued ordinary share capital as at May 14, 2020, the latest practicable date prior to the date of this proxy statement. The amount set out under (b) is equivalent to the number of shares in respect of which future grants can be made under the Company’s 2015 Incentive Award Plan.
This power will (unless previously revoked, varied or renewed) expire on the date that is five (5) years after the date on which this resolution is passed. This power is in addition to (and does not replace) any such previous power given to the Board, including the existing power under our current Articles of Association (under which the Board has remaining power to disapply pre-emption rights in relation to the allotment of equity securities up to an aggregate nominal value of approximately £4,600,000).
The Board believes that a large majority of public companies based in the US do not have mandatory pre-emptive rights provisions with respect to their common equity. As a result of the utilisation of the existing power and its upcoming expiry on October 19, 2020, without the approval of this Proposal No. 5, the Company may not be able to raise additional capital, in a timely manner or at all, if and as needed to fund its ongoing business and operations. In addition, without the approval of this Proposal No. 5, the Company may not be able to continue to grant equity awards to employees, directors, officers and consultants under the Company incentive plans.
As noted in the Company’s Q1 2020 results announcement, we are in the process of evaluating strategic capital raising options to fulfill our short- and medium-term capital needs. Among these alternatives, we have been analyzing potential offerings of equity/equity linked or debt securities. Discussions concerning these potential transactions are ongoing, and no assurance can be given that a transaction will be consummated or as to the ultimate terms of any such transaction. For a copy of the Company’s Q1 2020 results announcement, please refer to the Company’s Form 8-K filed with the SEC on April 29, 2020, which is available on the Company’s website at www.livanova.com and on the SEC’s website at www.sec.gov.
The Company currently expects that, if it decides to pursue any such strategic capital raising, this would be consummated prior to the AGM. This would mean that any equity or equity linked securities issued in such capital raising would be issued (in whole or in part) pursuant to the existing power. The Company may utilise the power sought under Proposal 5 (in whole or in part) in respect of any such strategic capital raising consummated after the AGM or may structure any such strategic capital raising such that any equity or equity linked securities issued in such capital raising would be issued partly pursuant to the existing power and partly pursuant to the power sought under Proposal 5.
Vote Required
This resolution must be approved by shareholders representing at least 75% of the votes cast on the resolution. Abstentions and broker non-votes will not be counted as a vote either for or against this resolution.
Board Recommendation
The Board recommends a vote FOR the approval of the special resolution to grant the power to disapply pre-emption rights for a period of five years.

57	LIVANOVA | 2020 Proxy Statement	www.livanova.com

Proposal No. 6 Special Resolution to Adopt New Articles
Our shareholders are being asked to consider and approve the adoption of the New Articles, which is being proposed as a special resolution under Proposal No. 6.
The full text of the proposed New Articles marked to show changes from the existing Articles of Association is attached to this proxy statement as Appendix A. We urge you to read the text of the New Articles in its entirety. The following descriptions are qualified in their entirety by reference to Appendix A.
Effective Date
The New Articles will become effective on the passing of the special resolution under Proposal No. 6 at the 2020 AGM.
The following table provides a summary comparison of certain material changes between our current Articles of Association and the proposed New Articles:
Subject	Existing Articles	Proposed Change
Election of Directors	Directors of the Company are elected by a plurality of votes cast.
Directors of the Company shall be elected by the affirmative vote of the majority of votes cast at an annual meeting of shareholders in uncontested elections. A plurality vote standard will continue to apply to contested director elections.

Untraced Members
Among other requirements, before the Company can sell the shares of an untraced member, it must publish an advertisement in a leading national daily newspaper published in the United Kingdom and in a newspaper circulating in the area of the registered address or last known address of such member.

Among other requirements, before the Company can sell the shares of an untraced member, the Company must make reasonable and appropriate tracing inquiries and send a notice to such member’s last known address.

Quorum at an Adjourned Meeting	One qualifying person present and entitled to vote.	Members present in person or by proxy who together represent at least a majority of the voting rights, which is the same quorum required for an annual general meeting.
Bonus Issues
Board may only capitalise profits and certain other sums for the purpose of paying up shares to be issued under a bonus issue: (i) in ordinary shares to the holders of ordinary shares on an equal per share basis; (ii) for certain purposes in connection with awards made under the Company’s incentive plans; and (iii) otherwise with the approval of an ordinary resolution of shareholders.

In addition, the Board will be permitted to capitalise profits and certain other sums for the purpose of paying up the nominal value of shares to be issued upon exercise of any warrant (or other right to subscribe) for shares in the Company. This may be used in connection with any equity or equity linked securities that may be issued in connection with the strategic capital raising options currently being evaluated by the Company (as described above).

In addition to the changes described above, the New Articles also include other revisions and additions that, while less substantive than the changes specified above, are expected to result in better internal procedures (and therefore better corporate governance) of the Company and will also include minor technical corrections (such as conforming defined terms and adding editorial clarifications and using gender-neutral language) that will not involve any substantive changes. The New Articles also eliminate certain provisions that are no longer applicable, including (1) provisions that were required when our current Articles of Association were adopted, but are no longer required due to the fact that the Company’s shares are no longer traded on the London Stock Exchange and (2) provisions that have expired by their terms and are of no current force or effect.
LIVANOVA | 2020 Proxy Statement	58

Proposal No. 6 Special Resolution to Adopt New Articles
Board Recommendation
Vote Required
This resolution must be approved by shareholders representing at least 75% of the votes cast on the resolution. Abstentions and broker non-votes will not be counted as a vote either for or against this resolution.
Board Recommendation
The Board recommends a vote FOR the approval of the special resolution to approve and adopt the New Articles, including the change to the voting standard for the election of directors.

59	LIVANOVA | 2020 Proxy Statement	www.livanova.com

Share Ownership Information

Share Ownership Information
The following table sets forth, as of May 14, 2020, except where otherwise noted, certain information with respect to the amount of our ordinary shares beneficially owned by:
•
each of our NEOs;

•
each director;

•
all current executive officers and directors as a group; and

•
each person known by us to own beneficially more than 5% of the outstanding ordinary shares.

We are not aware of any agreements among our shareholders that relate to voting or investment of our ordinary shares.
	Amount and Nature of Beneficial Ownership(1)
Name of Beneficial Owner	Shares Owned	Shares Acquirable Within 60 Days	Total Beneficial Ownership	Percent of Class(2)
Named Executive Officers:
Damien McDonald	75,840	–	75,840	*
Thad Huston	20,910	11,502	32,412	*
Keyna Skeffington	2,216	1,146	3,362	*
Edward Andrle	46,761	–	46,761	*
Alistair Simpson	3,760	–	3,760	*
Directors:
Francesco Bianchi	1,520	–	1,520	*
Stacy Enxing Seng	–	–	–	*
William Kozy	1,576	–	1,576	*
Daniel Moore(3)	28,352	–	28,352	*
Hugh Morrison(4)	1,520	–	1,520	*
Alfred Novak	9,570	–	9,570	*
Sharon O’Kane, Ph.D.	4,228	–	4,228	*
Arthur Rosenthal, Ph.D.	18,615	–	18,615	*
Andrea Saia	2,998	–	2,998	*
All current executive officers and directors as a group (14 persons)	217,866	12,648	230,514	*
5% Holders:(5)
BlackRock, Inc.(6) New York, NY 10055 55 East 52nd Street	5,954,330	–	5,954,330	12.26%
Franklin Resources, Inc.(7) One Franklin Parkway San Mateo, CA 94403-1906	3,348,444	–	3,348,444	6.89%
T. Rowe Price Associates, Inc.(8) 100 E. Pratt Street Baltimore, MD 21202	2,766,521	–	2,766,521	5.69%
Harris Associates L.P.(9) 111. S. Wacker, Suite 4000 Chicago, IL 60606	2,697,007	–	2,697,007	5.55%
PRIMECAP Management Company(10) 177 E. Colorado Blvd., 11th Floor Pasadena, CA 91105	2,437,830	–	2,437,830	5.02%

*
Less than 1%

(1)
Beneficial ownership is determined in accordance with the SEC’s rules and regulations and generally includes voting or investment power with respect to securities. LivaNova ordinary shares subject to options and warrants currently exercisable, or exercisable within 60 days after April 20,

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Share Ownership Information
Delinquent Section 16(a) Reports
2020, are deemed outstanding for purposes of computing the percentage of shares beneficially owned by the person holding such rights, but are not deemed outstanding for computing the percentage of any other person. Except as indicated by footnote, and subject to community property laws where applicable, the persons named in the table have sole voting and investment power with respect to all ordinary shares shown as beneficially owned by them. The address for each executive officer and director of the Company is 20 Eastbourne Terrace London W2 6LG, United Kingdom.
(2)
Based on total shares outstanding of 48,584,653 as of May 14, 2020.

(3)
The Total Beneficial Ownership column excludes 2,586 shares owned by the DJM Family Partnership, Ltd., in which Mr. Moore’s spouse, Grace M. Moore, owns a limited partner interest and holds sole investment power. Mr. Moore disclaims beneficial ownership over such shares.

(4)
1,520 shares owned by Mr. Morrison are pledged as collateral in connection with a margin account.

(5)
5% holders are as of April 28, 2020, as reported on Schedules 13G filed with the SEC.

(6)
The shares set forth in the table reflect the number of shares beneficially owned as of December 31, 2019, based on a Schedule 13G/A filed on February 4, 2020 by BlackRock, Inc. In such Schedule 13G/A, BlackRock, Inc. reported having sole voting power over 5,859,623 shares, shared voting power over no shares, sole dispositive power over 5,954,330 shares and shared dispositive power over no shares.

(7)
The shares set forth in the table reflect the number of shares beneficially owned as December 31, 2019, based on a Schedule 13G filed on February 5, 2020 by Franklin Resources, Inc. and its affiliates. In such Schedule 13G, Franklin Resources, Inc. and its affiliates reported having sole voting power over 2,419,644 shares, shared voting power over 38,000 shares, sole dispositive power over 3,310,444 shares and shared dispositive power over 38,000 shares.

(8)
The shares set forth in the table reflect the number of shares beneficially owned as December 31, 2019, based on a Schedule 13G filed on February 14, 2020 by T. Rowe Price Associates, Inc. In such Schedule 13G, T. Rowe Price Associates, Inc. reported having sole voting power over 828,934 shares, shared voting power over no shares, sole dispositive power over 2,766,521 shares and shared dispositive power over no shares.

(9)
The shares set forth in the table reflect the number of shares beneficially owned as December 31, 2019, based on a Schedule 13G filed on February 14, 2020 by Harris Associates L.P. In such Schedule 13G, Harris Associates L.P. reported having sole voting power over 1,845,813 shares, shared voting power over no shares, sole dispositive power over 2,697,007 shares and shared dispositive power over no shares.

(10)
The shares set forth in the table reflect the number of shares beneficially owned as March 31, 2020, based on a Schedule 13G filed on April 24, 2020 by PRIMECAP Management Company. In such Schedule 13G, PRIMECAP Management Company reported having sole voting power over 2,437,830 shares, shared voting power over no shares, sole dispositive power over 2,437,830 shares and shared dispositive power over no shares.

Delinquent Section 16(a) Reports
Section 16(a) of the Exchange Act requires our officers and directors, and persons who beneficially own more than 10% of a registered class of our equity securities, to file reports of ownership on Form 3 and changes in ownership on Form 4 or Form 5 with the SEC. Such officers, directors and greater-than-10% shareholders are also required by securities laws to furnish us with copies of all Section 16(a) forms they file.
Based solely on a review of Forms 3, 4, and 5 (including amendments to such forms) furnished to us during and with respect to the year ended December 31, 2019, no director, officer or beneficial owner of more than 10% of our registered shares failed to file on a timely basis reports required by Section 16(a) of the Exchange Act in the year ended December 31, 2019 with the exception of one Form 3 that, as a result of an administrative error, failed to include certain derivative securities owned by Trui Hebbelinck. Additionally, it was determined that a Form 3 filed to report securities owned by Keyna Skeffington on July 27, 2017 failed to include certain derivative securities as a result of an administrative error. The Form 3 filings of Ms. Hebbelinck and Ms. Skeffington were amended to report such derivative securities.
61	LIVANOVA | 2020 Proxy Statement	www.livanova.com

OTHER PROPOSALS
Proposal No. 7 Advisory Vote to Approve the UK Directors’ Remuneration Report
The Board considers that appropriate remuneration of directors plays a vital part in helping us to achieve our overall objectives, and accordingly, and in compliance with the Companies Act, we are providing shareholders with the opportunity to vote on an advisory resolution approving the directors’ remuneration report included in our UK Annual Report. This proposal is similar to Proposal 2 regarding the compensation of our NEOs. However, the directors’ remuneration report is concerned solely with the remuneration of our executive and non-executive directors and is required under the Companies Act. We encourage shareholders to read the directors’ remuneration report as set forth in the UK Annual Report and the directors’ remuneration policy approved by shareholders in 2019 (which governs the 2019 directors’ remuneration report). The Board and the Compensation Committee believe that the policies and procedures articulated in the directors’ remuneration report are effective in achieving our compensation objectives, and serve to attract and retain high-quality non-executive directors.
The directors’ remuneration report for 2019 is set out on pages 42 to 56 of the UK Annual Report. The names of directors whose remuneration is the object of this proposal are set out on page 48 of the UK Annual Report. All UK incorporated companies that are “quoted companies” under the Companies Act are required to put their directors’ remuneration report to shareholders.
This vote is advisory only, pursuant to the Companies Act, and the directors’ entitlement to receive remuneration is not conditional on it. Payments made or promised to directors will not have to be repaid, reduced or withheld in the event that the resolution is not passed. The resolution and vote are a means of providing shareholder feedback to the Board. The Compensation Committee will review and consider the outcome of the vote in connection with the ongoing review of our executive director and non-executive director compensation programs.
Vote Required
The advisory vote regarding approval of the UK directors’ remuneration report requires the affirmative vote of a majority of shares present at the AGM, in person or by proxy, and entitled to vote on the proposal.
Board Recommendation
The Board recommends a vote FOR the approval of the 2019 UK directors’ remuneration report.

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Proposal No. 8 To Receive and Adopt the UK Annual Report and Accounts
The Board is required to present at the Annual Meeting of Shareholders the Company’s audited UK Annual Report for the year ended December 31, 2019. In accordance with its obligations under English law, the Company will provide shareholders at the AGM the opportunity to receive and adopt the UK Annual Report and ask any relevant and appropriate questions of the representative of PricewaterhouseCoopers LLP, a limited liability partnership organized in the UK (“PwC UK”) in attendance at the AGM.
Vote Required
The vote regarding approval of the UK Annual Report requires the affirmative vote of a majority of shares present at the AGM, in person or by proxy, and entitled to vote on the proposal.
Board Recommendation
The Board recommends a vote FOR the receipt and adoption of the UK Annual Report.

63	LIVANOVA | 2020 Proxy Statement	www.livanova.com

Proposal No. 9 Re-appointment of PricewaterhouseCoopers LLP as the Company’s UK Statutory Auditor
Under the Companies Act, the Company is required to appoint the UK statutory auditor at each meeting at which the UK Annual Report and accounts are presented to shareholders, to hold office until the conclusion of the next such meeting. PwC UK has served as the Company’s UK statutory auditor since completion of the merger of Sorin and Cyberonics on October 19, 2015. The Audit and Compliance Committee has recommended to the Board the re-appointment of PwC UK as the Company’s UK statutory auditor and has confirmed to the Board that its recommendation is free from third party influence and that no restrictive contractual provisions have been imposed on the Company limiting the choice of auditor.
Vote Required
The re-appointment of PwC UK as our UK statutory auditor requires an affirmative vote of a majority of shares present at the AGM, in person or by proxy, and entitled to vote on the proposal. If this ordinary resolution is not approved, the Board may appoint an auditor to fill the vacancy.
Board Recommendation
The Board and the Audit and Compliance Committee recommend a vote FOR the re-appointment of PwC UK as the Company’s UK statutory auditor under the Companies Act to hold office from the conclusion of the meeting until the conclusion of the next AGM at which accounts are laid before the Company.

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Proposal No. 10 Authorization of the Directors and/or the Audit and Compliance Committee to Determine the Remuneration of PwC UK in its Capacity as UK Statutory Auditor
Under the Companies Act, the remuneration of our UK statutory auditor must be fixed in a general meeting or in such manner as may be determined in a general meeting. We are asking our shareholders to authorize the Board and/or the Audit and Compliance Committee of the Company to determine the remuneration of PwC UK in its capacity as the Company’s UK statutory auditor under the Companies Act.
Vote Required
This authorization requires an affirmative vote of a majority of shares present at the annual meeting, in person or by proxy, and entitled to vote on the proposal.
Board Recommendation
The Board recommends a vote FOR the authorization of the Board and/or the Audit and Compliance Committee to determine the Company’s UK statutory auditor’s remuneration.

65	LIVANOVA | 2020 Proxy Statement	www.livanova.com

GENERAL MATTERS
Shareholder Proposals for the 2021 AGM
Shareholders who, in accordance with Rule 14a-8 of the Exchange Act, wish to present proposals for inclusion in the proxy materials to be published by us in connection with our 2021 AGM must submit their proposals to the Office of the Company Secretary of LivaNova at 20 Eastbourne Terrace, London W2 6LG by March 1, 2021. As the rules of the SEC make clear, simply submitting a proposal does not guarantee its inclusion in our proxy statement.
In accordance with our Articles of Association (our “Articles”), and without prejudice to the rights of a shareholder of record under the Companies Act, in order to nominate a candidate for election as a director or properly bring business before our 2021 AGM, a shareholder’s notice of the matter the shareholder wishes to present must be delivered to the Office of the Company Secretary of LivaNova at 20 Eastbourne Terrace, London W2 6LG, not less than 90 nor more than 120 days prior to the first anniversary of the date of this year’s AGM, subject to certain exceptions. As a result, any notice given by or on behalf of a shareholder pursuant to these provisions of our Articles (and not submitted pursuant to Rule 14a-8) must be received no earlier than March 1, 2021, and no later than April 1, 2021. The requirements for advance notice of shareholder proposals under our Articles do not apply to proposals properly submitted under Rule 14a-8 under the Exchange Act, as those shareholder proposals are governed by Rule 14a-8. Shareholders are advised to review our Articles, for further details on the requirements and procedures to submit shareholder proposals.
We reserve the right to reject, rule out of order or take other appropriate action with respect to any proposal that does not comply with Rule 14a-8, our Articles or any other requirements, as applicable.
Under section 338 of the Companies Act, shareholders meeting the threshold requirements in that section may require that we include a resolution in the Notice of AGM. Provided that the appropriate thresholds are met, notice of the resolution must be received by us at the Office of the Company Secretary of LivaNova at 20 Eastbourne Terrace, London W2 6LG at least six weeks prior to the date of the AGM or, if later, at the time notice of the AGM is delivered to shareholders.
Saving Resources: Householding and Electronic Communications
We are mindful that sending notices, documents, or information to shareholders by non-electronic means is costly to us in terms of administration, printing and postage costs and has a greater environmental impact than electronic communications. In some cases, duplicate materials going to the same address add to these costs. Both US securities laws and English company law provide ways for us to cut costs and benefit the environment, and we are pleased to embrace these opportunities.
Internet Availability of Proxy Materials
Pursuant to rules adopted by the SEC, we are making this proxy statement available to our shareholders electronically via the Internet. On or about May 20, 2020, we will mail the Notice of Internet Availability of Proxy Materials (the “Notice”) to shareholders of our ordinary shares at the close of business on the Record Date, other than those shareholders who previously requested electronic or paper delivery of communications from us. The Notice contains instructions on how to access an electronic copy of our proxy materials, including this proxy statement and our UK Annual Report and US Annual Report. The Notice also contains instructions on how to request a paper copy of the proxy statement. We believe that this process will allow us to provide you with the information you need in a timely manner, while conserving natural resources and lowering the costs of the AGM.
Electronic Communications
At our 2016 AGM, shareholders voted in favor of a resolution to authorize the Company, under English law, to send notices, documents, or information to shareholders of record by electronic means. In conjunction with our registrars, Computershare Inc., in early 2018 we offered to our shareholders of record the option of receiving an email notification each time we publish new shareholder documents on our website. Those shareholders who have supplied us with an email address will no longer receive copies of certain paper documents, such as our UK Annual Report and US Annual Report. Instead they will receive an email containing links to our website where electronic copies of the documents can be viewed and downloaded. Others have opted to receive paper notices of documents available on our website, and those who did not respond to our letter will by default continue to receive notifications in the same way.
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GENERAL MATTERS
Frequently Asked Questions About the AGM
Householding of Proxy Materials
The SEC has adopted rules regarding delivery of proxy statements and annual reports to shareholders sharing the same address. We may satisfy these delivery rules by delivering a single proxy statement and annual report to an address shared by two or more of our shareholders who are not participating in electronic proxy material delivery. This delivery method, referred to as “householding,” results in significant cost savings for us. In order to take advantage of this opportunity, we have delivered only one proxy statement and annual report to multiple shareholders who share an address unless we have received contrary instructions from one or more of the shareholders. We will deliver promptly, upon written or oral request, a separate copy of the proxy statement and annual report to a shareholder at a shared address to which a single copy of the documents was delivered. If shareholders receive one set of materials due to householding, they may revoke their consent for future mailings at any time by contacting Computershare Inc., for registered holders, either by calling toll-free at 1-866-498-2549 or by writing to Computershare Inc. at P.O. Box 505008, Louisville, KY, USA 40233. Shareholders will be removed from the householding program within 30 days of their response, following which they will receive an individual copy of our proxy materials. If you are a beneficial owner, you will need to contact your broker, bank or other nominee to make such requests. Shareholders can also opt-in to householding if they are current receiving multiple sets of materials to the same address, or change their previous elections by using the above contact information.
Annual Reports and Proxy Materials
On May 20, 2020, we will have begun mailing the Notice and this proxy statement, the accompanying proxy card (as to CDIs as defined herein, a Form of Proxy), our UK Annual Report, and our US Annual Report on Form 10-K . Copies of these materials filed with the SEC may be accessed free of charge through our website (www.livanova.com). Requests for mailed copies of the US Annual Report and/or the UK Annual Report may also be submitted to the Office of the Company Secretary of LivaNova at 20 Eastbourne Terrace, London W2 6LG, United Kingdom (exhibits will be furnished upon payment of a nominal fee, which fee will be limited to the expenses we incur in providing you with the requested exhibits). Our US Annual on Form 10-K, including the exhibits thereto, is also available through the SEC’s web site at www.sec.gov, as is this proxy statement, filed on Schedule DEF 14A.
Expenses of Solicitation
This solicitation is made by the Company. We will bear the costs of soliciting proxies, including the reimbursement to record holders of their expenses in forwarding proxy materials to beneficial holders. Directors, officers and employees of LivaNova and its subsidiaries may solicit proxies personally, telephonically, electronically or by other means of communication but will receive no additional compensation for such solicitation. We have engaged the Proxy Advisory Group, LLC, to assist in the solicitation of proxies and provide related advice and informational support, for a services fee, plus customary disbursements, which are not expected to exceed $15,000 in total.
Frequently Asked Questions About the AGM
What is a proxy statement and what is a proxy?
A proxy statement is a document that the rules and regulations of the United States including the SEC require us to give to you when we ask you to give a proxy designating individuals to vote on your behalf. A proxy is your legal designation to another person to vote shares that you own. That other person is called a proxy. If you delegate someone as your proxy in a written document, that document is also called a proxy or proxy card.
Why did I receive these proxy materials?
We have delivered these printed versions of the notice of AGM in this proxy statement, proxy cards, the UK Annual Report, and the US Annual Report of LivaNova (the “proxy materials”) to our shareholders of record and beneficial holders of our shares as of the Record Date, in connection with the solicitation of proxies for use at the AGM, or at any adjournment or postponement thereof.
In addition, we have provided brokers, dealers, bankers, voting trustees and their nominees, at our expense, with additional copies of the proxy materials so that our shareholders of record can, as needed, supply these materials to the beneficial owners of shares as of the Record Date.
67	LIVANOVA | 2020 Proxy Statement	www.livanova.com

GENERAL MATTERS
Frequently Asked Questions About the AGM
Copies of the proxy materials have also been supplied, at our expense, to Computershare Investor Services PLC (the “Voting Agent”), acting as voting agent on behalf of the custodian, being CREST International Nominees Limited (“CREST Nominees”) as custodian for Euroclear UK & Ireland Ltd (“Euroclear”) as the depositary and issuer of the CREST Depository Interests (“CDIs”) to be supplied to the holders of CDIs.
Will any other matters be decided at the AGM?
At the date of this proxy statement, we do not know of any other matters to be raised at the AGM other than those described in this proxy statement. If any other matters are, in accordance with the Companies Act, other applicable law or our Articles, properly presented for consideration at the AGM, such matters will, subject to the Companies Act, the Articles and applicable law, be considered at the AGM and the individuals named in the proxy card will vote on such matters in their discretion.
What is the difference between holding ordinary shares as a shareholder of record, or as a beneficial owner and holder of CDIs?
If a shareholder is registered on the register of members of the Company as holding ordinary shares, that shareholder is considered, with respect to those ordinary shares, the shareholder of record. As of May 4, 2020, our shareholders of record were Cede & Co., the nominee for the Depositary Trust Company (“DTC”), and 60 other shareholders of record. In order to become a shareholder of record of ordinary shares, a beneficial owner must withdraw the relevant ordinary shares from the DTC system. Beneficial owners are reminded that any transfer of the ordinary shares out of the DTC system will generally be subject to UK stamp duty or stamp duty reserve tax (“SDRT”) at a rate of 0.5% of any consideration, which is payable by the transferee of the ordinary shares (i.e., any third party into whose name the ordinary shares are transferred). However, where no consideration is given for the transfer of the ordinary shares out of the DTC system (i.e., where beneficial ownership of the ordinary shares is not changing and there is no third party paying consideration for the ordinary shares), no charge to UK stamp duty or SDRT should arise. In addition, if such ordinary shares are subsequently redeposited into the DTC system, the redeposit will attract UK stamp duty or SDRT at a higher 1.5% rate. Beneficial owners are, therefore, strongly discouraged from withdrawing their ordinary shares from the DTC system.
If your ordinary shares are held for you in a stock brokerage account or by a broker, bank or other nominee, you are considered the beneficial owner of shares held in street name, and these proxy materials are being made available or forwarded to you by your broker, bank or other nominee through whom you hold the ordinary shares. As the beneficial owner, you have the right to direct your broker, bank or other nominee on how to vote your ordinary shares by following the instructions for voting on the proxy card.
In addition, in connection with the admission to trading of the ordinary shares on the London Stock Exchange, we entered into depositary arrangements to enable holders to settle interests in ordinary shares through the CREST system without the need for the underlying ordinary shares to be withdrawn from the DTC system. When trading in LivaNova’s ordinary shares on the London Stock Exchange was canceled, any holders of depositary interests who took no action to withdraw their interests from the depositary facility operated by Computershare Investor Services PLC by the date of termination of that facility had their interests replaced through CREST with CDIs. These CDIs represent underlying ordinary shares on a one-for-one basis.
Who is entitled to vote at the AGM?
Shareholders of record and beneficial holders as of the Record Date are entitled to attend (virtually) and vote at the AGM. Please note the following special cases:
•
Any corporation that is a shareholder of record may by resolution of its directors or other governing body authorize such person as it thinks fit to act as its representative at the AGM and the person so authorized shall (on production of a certified copy of such resolution at the AGM) be entitled to exercise the same powers on behalf of the corporation as that corporation could exercise if it were an individual shareholder of the Company.

•
Beneficial owners of ordinary shares as of the Record Date have the right to direct their broker or other agent on how to vote the ordinary shares in their account. They are also invited to attend the AGM. However, as beneficial owners are not shareholders of record of the relevant ordinary shares, they may not vote their ordinary shares at the AGM unless they request and obtain a legal proxy from their broker or agent.

•
Holders of CDIs may instruct the Voting Agent on behalf of CREST Nominees, as custodian in the DTC clearance system for Euroclear, as the depository and issuer of the CDIs, as to how to exercise the votes attaching to the ordinary shares underlying such CDIs by voting through www.envisionreports.com/livn or returning a completed Form of Proxy (the “CDI Form of Proxy”) to Computershare Investor Services Plc, acting as Voting Agent on behalf of CREST Nominees. Alternatively, holders of CDIs can vote using the CREST system. After the Voting Agent has received instructions on how to vote on the proposals from the holders of CDIs, it will complete an omnibus proxy card reflecting such instructions and send it to the transfer agent.

LIVANOVA | 2020 Proxy Statement	68

GENERAL MATTERS
Frequently Asked Questions About the AGM
What are the total voting rights in the Company?
As of May 14, 2020, being the last practicable date prior to the publication of this proxy statement, there were 48,584,653 ordinary shares in issue and entitled to vote. Each Ordinary Share is entitled to one vote on each matter properly brought before the AGM. Therefore, the total voting rights in the Company as at May 14, 2020 are 48,584,653.
How do I vote if I am a shareholder of record?
If you are a shareholder of record who is entitled to attend and vote at the AGM, you may vote your ordinary shares virtually at the AGM or appoint another person or persons as your proxy to exercise any or all of your rights to attend and vote at the AGM. You may appoint more than one proxy in relation to the AGM (provided that each proxy is appointed to exercise the rights attached to a different Ordinary Share(s)). Such proxy need not be a shareholder of record, but must attend the AGM to represent you and must vote as you instruct for your vote to be counted.
You may appoint a proxy to vote on your behalf using one of the following methods:
•
by returning the proxy card, or other instrument appointing a proxy, completed in accordance with the instructions therein and signed to Proxy Services, c/o Computershare Investor Services, PO Box 505008, Louisville, KY, USA 40233.

•
by submission via the Internet by going to www.envisionreports.com/livn and following the instructions provided; or

•
by telephone, using the number shown on the notice or proxy card;

•
during the AGM, you may submit a ballot at www.meetingcenter.io/260382039 (Password: LIVN2020). You will need to review the information included on your Notice or on your proxy card or in the instructions accompanying your proxy materials. The password for the meeting is LIVN2020.

To be effective, the proxy appointment must be received by 13:00 British Summer Time on June 29, 2020.
Details of how to appoint the chairman of the AGM, or another person, as your proxy are set out in the proxy card.
Please sign the proxy card exactly as your name appears on the card. If a shareholder of record is a corporation, limited liability company or partnership, the proxy card should be signed in the full corporate, limited liability company or partnership name by a duly authorized person. If the proxy card is signed pursuant to a power of attorney or by an executor, administrator, trustee or guardian, please state the signatory’s full title and provide a certificate or other proof of appointment. In the case of joint holders, the vote of the senior holder who tenders a vote, whether in person or by proxy, shall be accepted to the exclusion of the votes of the other joint holders and seniority shall be determined by the order in which the names of the holders stand in the register of members.
The return of a completed proxy card, or the submission of proxy instructions via the Internet or by telephone, will not prevent a shareholder of record from attending (virtually) and voting at the AGM. If you have appointed a proxy and attend the AGM (virtually) and vote in person, your proxy appointment will automatically be terminated.
If you properly give instructions as to your proxy appointment by executing and returning a paper proxy card or through the Internet or by telephone, and your proxy appointment is not subsequently revoked, your ordinary shares will be voted in accordance with your instructions.
If you are a shareholder of record and you execute and return a proxy card, but do not give instructions, your proxy will be voted FOR each of the proposals.
If you have not received a proxy card and believe that you should have one, please contact your broker, bank or other nominee for more information.
If you have not already voted your shares in advance, you will be able to vote your shares electronically during the AGM by clicking on the “Cast Your Vote” link on the Meeting Center site. Whether or not you plan to attend the AGM, we urge you to vote and submit your proxy in advance of the meeting by one of the methods described in the proxy materials.
How do I vote if I am a beneficial owner?
If you are a beneficial owner, you should follow the directions provided by your broker, bank or other nominee. You may submit instructions by telephone or through the Internet to your broker, bank or other nominee, or request and return a paper proxy card to your broker, bank or other nominee.
If you are a beneficial owner and you wish to vote virtually at the AGM, you must obtain a legal proxy from your broker, bank or other nominee. To register, you must obtain a legal proxy, executed in your favor, from the holder of record and submit proof of your legal proxy reflecting the number of ordinary shares you held as of the Record Date, along with your name and email address, to Computershare. Please forward the email from your broker, or attach an image of your legal proxy to legalproxy@computershare.com. Requests for registration must be labeled as “Legal Proxy” and be received no later than
69	LIVANOVA | 2020 Proxy Statement	www.livanova.com

GENERAL MATTERS
Frequently Asked Questions About the AGM
5:00 p.m. Eastern, on June 24, 2020. You will then receive a confirmation of your registration, with a control number, by email from Computershare. At the time of the AGM, go to www.meetingcenter.io/260382039 and enter your control number and the meeting password LIVN2020.
How do I vote if I am a holder of CDIs?
If you are a holder of CDIs, you should follow the instructions on the notice of meeting and vote your shares at www.envisionreports.com/livn.
Alternatively, holders of CDIs may transmit voting instructions by utilizing the CREST voting service in accordance with the procedures described in the CREST Manual. CREST personal members or other CREST sponsored members, and those CREST members who have appointed a voting service provider, should refer to their CREST sponsor or voting service provider, who will be able to take appropriate action on their behalf. In order for instructions made using the CREST voting service to be valid, the appropriate CREST message (a “CREST Voting Instruction”) must be properly authenticated in accordance with Euroclear’s specifications and must contain the information required for such instructions, as described in the CREST Manual (available via www.euroclear.com).
To be effective, the CREST Voting Instruction must be transmitted so as to be received by the Voting Agent (ID: 3RA50) no later than 13:00 British Summer Time on June 24, 2020 (or, in the event of an adjourned meeting, four business days before the adjourned meeting (excluding weekends and public holidays in the UK and the US). For this purpose, the time of receipt will be taken to be the time (as determined by the time stamp applied to the CREST Voting Instruction by the CREST applications host) from which our agent is able to retrieve the CREST Voting Instruction by inquiry to CREST in the manner prescribed by CREST. After this time, any change of voting instructions made through CREST should be communicated to the Voting Agent by other means.
Holders of CDIs and, where applicable, their CREST sponsors or voting service providers should note that Euroclear does not make available special procedures in CREST for any particular messages. Normal system timings and limitations will therefore apply in relation to the transmission of CREST Voting Instructions. It is the responsibility of the CDI holder concerned to take (or, if the CDI holder is a CREST personal member or sponsored member or has appointed a voting service provider, to procure that CREST sponsor or voting service provider takes) such action as shall be necessary to ensure that a CREST Voting Instruction is transmitted by means of the CREST voting service by any particular time. In this connection, CDI holders and, where applicable, their CREST sponsors or voting service providers are referred, in particular, to those sections of the CREST Manual concerning practical limitations of the CREST system and timings.
We may treat as invalid a CREST Voting Instruction in the circumstances set out in Regulation 35(5)(a) of the Uncertificated Securities Regulations 2001.
After the Voting Agent has received instructions as to how to vote on the resolutions from the CDI holders, it will then complete an omnibus proxy card reflecting such instructions.
If you are a holder of CDIs and you wish to vote in person at the AGM, please contact the Voting Agent, Computershare Investor Services PLC (contact details for whom are set in the Form of Direction to be sent by Computershare Investor Services PLC to all holders of CDIs) to obtain a letter of representation to allow you to attend, speak at and vote at the AGM.
What should I do if I receive more than one Notice, proxy card or Form of Proxy?
If you own some ordinary shares directly in your name as a registered holder and other ordinary shares as a beneficial owner holding through a broker, bank or other nominee, or if you own ordinary shares through more than one broker, bank or other nominee, you may receive multiple Notices and/or proxy cards. It is necessary for you to fill-in, sign and return all of the proxy cards included in the proxy materials you receive (or vote over the Internet or by telephone for each card) and vote separately for each Notice you receive in order for all your shares to be voted.
How is a quorum determined?
The presence of the holders of record of shares in the Company who together represent at least the majority of the voting rights of all the shareholders of record entitled to vote, present in person or by proxy, at the AGM is necessary to constitute a quorum. Abstentions and broker non-votes will be counted as present and entitled to vote for the purposes of determining a quorum at the AGM.
What are “routine” and “non-routine” matters and what are “broker non-votes”?
Under the rules and interpretations of the New York Stock Exchange (which by extension imposed by the SEC apply to all US brokers), “non-routine” matters are matters that may substantially affect the rights or privileges of shareholders, such as mergers, shareholder proposals, elections of directors (even if not contested) and executive compensation, including advisory
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GENERAL MATTERS
Frequently Asked Questions About the AGM
shareholder votes on executive compensation and on the frequency of shareholder votes on executive compensation. The ratification of the selection of the independent registered public accounting firm for both the US and the UK are generally considered to be “routine.”
Brokers, banks or other nominees generally have discretionary voting power with respect to routine matters but not non-routine matters.
If you own your ordinary shares through a bank, broker or other nominee and you do not provide them with specific voting instructions, the bank, broker or nominee will be permitted to vote only on routine matters and will submit a “broker non-vote” on non-routine matters. At our AGM, only the ratification of the selection of the independent registered public accounting firms is considered routine and accordingly, those are the only proposals on which a bank, broker or other nominee can vote without instructions. All other proposals being considered at the AGM are considered to be non-routine matters. Brokers, banks and other nominees may not vote on your behalf on these matters unless you have provided instructions from you on how to vote your shares.
Broker non-votes will be counted for the purpose of determining whether a quorum is present at the AGM.
What are the voting requirements to approve the resolutions?
In accordance with the Articles, all resolutions will be taken on a poll. Voting on a poll will mean that each share represented in person or by proxy will be counted in the vote.
Please see the discussion under each proposal for a detailed explanation of the voting requirement for each proposal.
Can I change my vote or revoke my proxy?
If you are a shareholder of record, you can change how you wish to instruct the proxy to vote or revoke your proxy at any time before the AGM, by:
•
delivering a valid, later-dated proxy card prior to the cut-off time for receipt of proxies, in which case your later-submitted proxy will be recorded and your earlier proxy revoked. Any later-dated proxy card received after the relevant cut-off time will be disregarded;

•
amending your Internet or telephone proxy instruction prior to the cut-off time for receipt of proxies, whereby your original instruction will be superseded. Any amended proxy instruction received after the relevant cut-off time will be disregarded;

•
sending written notice to the office of the Company Secretary at the Company’s registered office, which must be received at least 24 hours prior to the start of the AGM; or

•
voting at the AGM.

If you are a beneficial owner of ordinary shares, you may submit new proxy appointment instructions by contacting your broker, bank or other nominee. You may also vote in person at the AGM if you obtain a legal proxy, and you may also change your vote online.
If you are a CDI holder, you may submit a new Form of Proxy following the instructions previously set out, at any time prior to 13:00 a.m. British Summer Time on June 24, 2020.
All ordinary shares that have been properly voted and not revoked will be counted in the votes held on the resolution proposed at the AGM. Attending the AGM without taking further action will not automatically revoke your prior proxy.
Who can attend the AGM?
Shareholders of record as of the close of business in New York City on the Record Date) (i.e., you held your shares in your own name as reflected in the records of our transfer agent, Computershare), may attend the AGM by accessing www.meetingcenter.io/260382039 and entering the 15-digit control number on the Proxy Card or Notice of Availability of Proxy Materials you previously received. The meeting password is LIVN2020.
If you were a beneficial owner as of the close of business in New York City as of the Record Date (i.e. you hold your shares in “street name” through an intermediary, such as a bank or broker), you must register in advance to virtually attend the AGM. To register, you must obtain a legal proxy, executed in your favor, from the holder of record and submit proof of your legal proxy reflecting the number of ordinary shares of you held as of the Record Date, along with your name and email address, to Computershare. Please forward the email from your broker, or attach an image of your legal proxy to legalproxy@computershare.com. Requests for registration must be labeled as “Legal Proxy” and be received no later than 5:00 p.m. Eastern, on June 24, 2020. You will then receive a confirmation of your registration, with a control number, by email from Computershare. At the time of the meeting, go to www.meetingcenter.io/260382039 and enter your control number and the meeting password LIVN2020.
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GENERAL MATTERS
Other Business
If you are a holder of CDIs and would like to attend and vote at the AGM, please contact the Voting Agent, Computershare Investor Services PLC (contact details for whom are set out in the Form of Direction to be sent by Computershare Investor Services PLC to all holders of CDIs) who will provide you with a letter of representation with respect to your CDI holding as at the Record Date that will enable you to attend and vote your underlying ordinary shares at the AGM on CREST Nominees’ behalf.
Attending the Annual Meeting as a Guest
If you would like to enter the meeting as a guest in listen-only mode, click on the “I am a Guest” button after entering the meeting center at www.meetingcenter.io/260382039 and enter the information requested on the following screen. Please note you will not have the ability to ask questions or vote during the meeting if you participate as a guest.
Where is the AGM being held?
The AGM is being held virtually on the Internet at www.meetingcenter.io/260382039 (password LIVN2020). There is no physical meeting.
Can I ask questions at the AGM?
If you are attending the meeting as a shareholder of record or registered beneficial owner, questions can be submitted by accessing the meeting center at www.meetingcenter.io/260382039, entering your control number and meeting password LIVN2020, and clicking on the message icon in the upper right hand corner of the page. To return to the main page, click the “i” icon at the top of the screen.
Who will count the votes?
Representatives of the Company’s transfer agent, Computershare, will serve as scrutineers of the poll, and will also serve as master tabulator.
Where can I find the voting results of the AGM?
The preliminary voting results will be announced at the AGM. The final voting results will be checked by the scrutineers and disclosed by way of an announcement via a Current Report on Form 8-K, which LivaNova is required to file with the SEC. The results of the polls taken on the resolutions at the AGM and any other information required by the Companies Act will be made available on our website (www.livanova.com) as soon as reasonably practicable after the AGM and for a period of two years thereafter.
Other information
For additional information, please contact company.secretariat@livanova.com.
Other Business
The Board is not aware of any business to be acted upon at the AGM other than that described in this proxy statement. If any other business comes before the AGM, the proxy holders (as indicated in the accompanying proxy card or cards) will vote their proxies according to their best judgment with respect to such matters.
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APPENDIX A
ARTICLES OF ASSOCIATION
of
LIVANOVA PLC
PUBLIC LIMITED COMPANY
the “Company”
(effective as from [ • ] ~~2017~~2020)
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1.
MODEL ARTICLES NOT TO APPLY

~~The regulations in the relevant~~No model or specimen articles of association prescribed under any legislation shall ~~not~~ apply to the Company.
2.
INTERPRETATION

2.1
In these Articles (if not inconsistent with the subject or context) the following words shall bear the following meanings:

“~~Affiliates~~” ~~means, with respect to any specified Person, any other Person that, directly or indirectly, through one or more intermediaries, Controls, is Controlled by or is under common Control with such specified Person;~~
“Articles” means the articles of association for the time being of the Company;
“Board” means the board of Directors of the Company from time to time;
“British Pounds Sterling” or “£” means the lawful currency of the United Kingdom;
“certificated share” means a share in the capital of the Company which is not an uncertificated share and references in these Articles to a share being held in certificated form shall be construed accordingly;
“clear days” means, in relation to the period of a notice, that period excluding the day on which a notice is given or deemed to be given and the day for which it is given or on which it is to take effect;
“Company” means LivaNova PLC ~~(~~, a public company limited by shares, registered in England and Wales with registered number 09451374~~);~~;
“Companies Act” means the UK Companies Act 2006 including any modifications or re-enactment of it for the time being in force;
“~~Contract~~” ~~means, as to any Person, any contract, lease, easement, license, instrument or understanding to which the applicable Person is a party;~~
“~~Control~~” ~~means, as to any Person, the possession, directly or indirectly or as trustee or executor, of the power to direct or cause the direction of the management or policies of a Person, whether through the ownership of shares or other equity securities or as trustee or executor, by Contract or otherwise; the terms~~ “~~Controlled~~” ~~and~~ “~~Controlling~~” ~~shall have a correlative meaning;~~
“Depositary” means any depositary, custodian or nominee approved by the Board that holds legal title to shares in the capital of the Company for the purposes of facilitating beneficial ownership of such shares by another ~~individual~~person;
“Director” means a director of the Company from time to time;
“~~dividend~~” ~~means dividend or bonus;~~
“electronic address” means any number or address used for the purposes of sending or receiving notices, documents or information by electronic means;
“~~equity security~~” ~~shall have the meaning given to such term in Rule 405 under the United States Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder;~~
“Exchange” means any securities exchange, including NASDAQ, on which the securities of the Company are traded;
“Exchange Act” means the United States Securities Exchange Act of 1934, as amended from time to time, and the regulations promulgated thereunder;
“~~executed~~” ~~means any mode of execution;~~
“~~financial institution~~” ~~means a recognised clearing house or a nominee of a recognised clearing house or of a recognised investment exchange who is designated within the meaning of section 778(2) of the Companies Act;~~
“~~FSMA~~” ~~means the Financial Services and Market Act 2000;~~
“~~Fully Diluted Interest~~” ~~means, with respect to any member, the percentage of the Ordinary Shares owned by that member assuming the exercise or conversion, as applicable, of all options, warrants, rights and convertible or other similar securities outstanding on the date in question, whether vested or unvested, on a cashless net exercise basis or conversion assuming the price of the Ordinary Share underlying such option, warrant, right or convertible or other similar securities equals the 5-day volume weighted average trading price of such Ordinary Shares ending on the trading day prior to the date in question. For the avoidance of doubt, it is intended that Fully Diluted Interest shall be calculated using a customary treasury stock method to determine fully diluted shares outstanding;~~
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“Governmental Authority” shall mean any supranational, national, federal, state, county, municipal, local or foreign government, or other political subdivision thereof, any entity exercising executive, legislative, judicial, regulatory, taxing or administrative functions of or pertaining to government, and any arbitrator or arbitral body or panel of competent jurisdiction;
“holder” means, in relation to a share in the capital of the Company, the member whose name is entered in the register ~~of members~~ as the holder of that share;
“Independent Director” means a ~~director~~Director who meets (i) the independence standards of the ~~NASDAQ~~Relevant Rules applicable to non-controlled domestic US issuers~~;~~ “~~Law~~” ~~means~~ and (ii) in the case of any ~~federal, state, provincial, municipal, local or foreign law, statute, code, ordinance, rule, regulation, circular, order, judgment, writ, stipulation, award, injunction, decree or arbitration award or finding~~appointment to the audit committee of the Company, the independence standards set forth in Rule 10A-3 under the Exchange Act as amended from time to time;
“member” means a member of the Company;
“NASDAQ” means the National Association of Securities Dealers Automated Quotations;
“Office” means the registered office of the Company from time to time;
“~~officer~~” ~~includes a Director, manager and the secretary, but shall not include an auditor;~~
“~~Official List~~” ~~means the list of securities that have been admitted to listing which is maintained by the Financial Conduct Authority in accordance with section 74(1) of FSMA;~~
“Operator” means ~~Euroclear UK and Ireland Limited or such other person as may~~the operator of a relevant system for the ~~time being be approved by HM Treasury as Operator under~~purposes of the Uncertificated Securities Rules;
“Ordinary Shares” means the ordinary shares in the capital of the Company ~~from time to time, identified in Article 4.1(a) and with the rights set out therein and these Articles generally~~;
“paid” means paid or credited as paid;
“participating class” means a class of shares title to which is permitted by the ~~operator~~Operator to be transferred by means of a relevant system;
“~~Percentage Interest~~” ~~means, with respect to any member, the percentage of the total outstanding Ordinary Shares of owned by that member;~~
“~~Person~~”“person” means any individual, corporation, limited company, limited liability company, partnership, association, trust, unincorporated organization, Governmental Authority, other entity or group (as defined in Section 13(d) of the Exchange Act);
“present” means for the purposes of physical general meetings, present in person or, for the purposes of electronic general meetings, present by electronic means~~;~~ or, for the purposes of meetings which are both physical and electronic, present by either such means;
“public announcement” shall mean ~~(a)~~ disclosure in a press release reported by Reuters, the Dow Jones News Service, Associated Press or a comparable news service or other method of public announcement as the Board may deem appropriate in the circumstances or in a document publicly filed by the Company with the US Securities and Exchange Commission pursuant to Section 13, 14 or 15(d) of the Exchange Act; ~~and (b) for so long as any of the Company~~’~~s Shares are admitted to the Official List or to trading on the London Stock Exchange, disclosure via a regulatory information service and, where the Board considers appropriate, in one or more newspapers with a national circulation in the United Kingdom;~~
“register” means the register of members of the Company;
“Relevant Rules” means the rules of NASDAQ or any other Exchange;
“relevant system” means a computer-based system which allows units of securities ~~without written instruments~~ to be transferred and endorsed without written instruments pursuant to the Uncertificated Securities Rules;
“seal” means the common seal (if any) of the Company and includes an official seal (if any) kept by the Company by virtue of section 49 or 50 of the Companies Act;
“secretary” means the secretary of the Company and includes a joint, assistant, deputy or temporary secretary and any other person appointed to perform the duties of the secretary of the Company;
“Subsidiary” shall mean, with respect to any ~~Person~~person, any corporation, partnership, joint venture or other legal entity of which such ~~Person~~person (either alone or through or together with any other Subsidiary), owns, directly or indirectly, a majority of the stock or other equity interests the holders of which are generally entitled to vote for the election
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of the board of directors or other governing body of such corporation, partnership, joint venture or other legal entity, or any ~~Person~~person that would otherwise be deemed a “subsidiary” under Rule 12b-2 promulgated under the Exchange Act;
“~~UKLA~~” ~~means the United Kingdom listing authority, which is the Financial Conduct Authority when performing its functions under Part VI of FSMA;~~
“Uncertificated Securities Rules” means every statute (including any orders, regulations or other subordinate legalisation made under it) relating to the holding, evidencing of title to, or transfer of, uncertificated shares and legislation, rules or other arrangements made under or by virtue of such provisions;
“uncertificated share” means a share (or a depositary interest representing such share) of a class which is at the relevant time a participating class, title to which is recorded on the register as being held in uncertificated form and references in these Articles to a share being held in uncertificated form shall be construed accordingly;
“undertaking” includes a body corporate, trust or partnership, joint ventures or an unincorporated association carrying on a trade or business with or without a view to profit (and, in relation to an undertaking which is not a company, expressions in these articles appropriate to companies shall be construed as references to the corresponding persons, officers, documents or organs (as the case may be) appropriate to undertakings of that description);
“United Kingdom” or “UK” means the United Kingdom of Great Britain and Northern Ireland;
“United States” or “US ~~Dollars~~” ~~or~~ “~~$~~” “means ~~the lawful currency of~~ the United States of America; and
“Voting Shares” means the Ordinary Shares and any other shares which may be issued with the right to attend and vote at general meetings.
2.2
Subject to the following paragraph, references to any provision of any enactment or of any subordinate legislation (as defined by section 2(1) of the UK Interpretation Act 1978) include any modification or re-enactment of that provision for the time being in force.

2.3
Words and expressions contained in these Articles which are not defined in Article 2 but are defined in the Companies Act have the same meaning as in the Companies Act (but excluding any modification of the Companies Act not in force at the date these Articles took effect) unless inconsistent with the subject or the context.

2.4
In these Articles, unless the context otherwise requires:

(a)
words in the singular include the plural, and vice versa;

(b)
words importing any gender include all genders;

(c)
a reference to a person includes a reference to a body corporate (wherever resident or domiciled) and to an unincorporated body of persons;

(d)
reference to a document or information being “sent”, “supplied” or “given” to or by a person means such document or information, or a copy of such document or information, being sent, supplied, given, delivered, issued or made available to or by, or served on or by, or deposited with or by that person by any method authorised by these Articles, and “sending”, “supplying” and “giving” shall be construed accordingly;

(e)
references to “electronic platforms” include, without limitation, website addresses and conference call systems, and references to persons attending meetings “by electronic means” means attendance at electronic general meeting via the electronic platform(s) stated in the notice of such meeting;

(f)
references to documents “being signed” or to “signature” include a reference to it being executed under hand or under seal or by any other method and, in the case of a communication in electronic form, such references are to its being authenticated as specified in the Companies Act;

(g)
references to “writing” include references to typewriting, printing, lithography, photography and any other modes of representing or reproducing words in a legible and non-transitory form, whether sent or supplied in electronic form or made available on a website or otherwise and “written” shall be construed accordingly;

(h)
references to “other” and “otherwise” shall not be construed ejusdem generis where a wider construction is possible;

(i)
references to a power are to power of any kind, whether administrative, discretionary or otherwise;

(j)
references to a committee of the ~~Directors~~Board are to a committee established in accordance with these Articles, whether or not comprised wholly of Directors;

(k)
any words following the terms “including”, “include”, “in particular” or any similar expression shall be construed as illustrative and shall not limit the sense of the words, description, definition, phrase or term preceding those terms;

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(l)
powers of delegation shall not be restrictively construed but the widest interpretation shall be given to them;

(m)
the word “Board” in the context of the exercise of any power contained in these Articles includes any committee consisting of one or more Directors, any Director, any other officer of the Company and any local or divisional board, manager or agent of the Company to which or, as the case may be, to whom the power in question has been delegated by the Board;

(n)
no power of delegation shall be limited by the existence or, except where expressly provided by the terms of delegation, the exercise of that or any other power of delegation; and

(o)
except where expressly provided by the terms of delegation, the delegation of a power shall not exclude the concurrent exercise of that power by any other body or person who is for the time being authorised to exercise it under these Articles or under another delegation of the power.

2.5
The headings are inserted for convenience only and do not affect the construction of these Articles.

3.
LIABILITY OF MEMBERS

The liability of each member is limited to the amount, if any, unpaid on the shares held by that member.
4.
SHARES AND SHARE CAPITAL

~~4.1~~
The Company may issue ~~the following shares in the capital of the Company with rights attaching to them and denominated, in each case, as follows:~~

~~(a)~~4.1
Ordinary Shares, ~~each of~~ which shall be denominated in British Pounds Sterling with a nominal value of £1. Each Ordinary Share shall be issued with one vote attaching to it for voting purposes in respect of all matters on which Voting Shares ~~in the capital of the Company~~ have voting rights and shall form a single class with the other Voting Shares ~~in the capital of the Company~~ for such purposes. The holders of Ordinary Shares shall, in respect of the Ordinary Shares held by them, be entitled to receive notice of, attend and speak at and vote at, general meetings of the Company.

4.2
Notwithstanding Article 4.1, subject to the provisions of the Companies Act, and without prejudice to any rights attached to any existing shares or class of shares:

(a)
any share may be issued in one or more classes with such rights or restrictions as the Company may by special resolution determine or, subject to and in default of such determination, as the Board shall determine; and

(b)
shares may be issued which are to be redeemed or are to be liable to be redeemed at the option of the Company or the holder and the Board may determine the terms, conditions and manner of redemption of shares provided that it does so before the shares are allotted.

4.3
The Company may exercise all powers of paying commissions or brokerage conferred or permitted by the Companies Act. Subject to the provisions of the Companies Act, any such commission may be satisfied by the payment of cash or by the allotment of fully or partly paid shares or partly in one way and partly in the other and may be in respect of a conditional or an absolute subscription.

4.4
Except as required by law, no person shall be recognised by the Company as holding any share upon any trust. Except as otherwise provided by these Articles or by law, the Company shall not be bound by or recognise (even if having notice of it) any equitable, contingent, future, partial or other claim or any interest in any share (or in any fractional part of a share) except the holder’s absolute ownership of the entirety of the share and all the rights attaching to it.

4.5
Under and subject to the Uncertificated Securities Rules, the Board may permit title to shares of any class to be evidenced otherwise than by certificate and title to shares of such a class to be transferred by means of a relevant system and may make arrangements for a class of shares (if all shares of that class are in all respects identical) to become a participating class. Title to shares ~~of a participating class~~ may only be evidenced otherwise than by a certificate where that class of shares is at the relevant time a participating class. The Board may also, subject to compliance with the Uncertificated Securities Rules, determine at any time that title to any class of shares may from a date specified by the Board no longer be evidenced otherwise than by a certificate or that title to such a class shall cease to be transferred by means of any particular relevant system.

4.6
In relation to a class of shares which is a participating class and for so long as it remains a participating class, no provision of these Articles shall apply or have effect to the extent that it is inconsistent in any respect with:

(a)
the holding of shares of that class in uncertificated form;

(b)
the transfer of title to shares of that class by means of a relevant system; or

(c)
any provision of the Uncertificated Securities Rules,

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and, without prejudice to the generality of this Article, no provision of these Articles shall apply or have effect to the extent that it is in any respect inconsistent with the maintenance, keeping or entering up by the Operator, so long as that is permitted or required by the Uncertificated Securities Rules, of an Operator register of securities in respect of that class of shares in registered form.
4.7
Shares of a class which is at the relevant time a participating class may be changed from uncertificated to certificated form, and from certificated to uncertificated form, in accordance with and subject as provided in the Uncertificated Securities Rules.

4.8
Unless the Board determines otherwise, shares which a member holds in uncertificated form shall be treated as separate holdings from any shares which that member holds in certificated form, but shares in the capital of the Company that fall within a certain class shall not form a separate class of shares from other shares in that class because any share in that class is held in uncertificated form.

4.9
Where the Company is entitled under any provision of the Companies Act or these Articles to sell, transfer or otherwise dispose of, forfeit, re-allot, accept the surrender of, or otherwise enforce a lien over, an uncertificated share, the Company shall be entitled, subject to the provisions of the Companies Act and these Articles to:

(a)
require the holder of the uncertificated share by notice in writing to change that share into certificated form within the period specified in the notice and to hold that share in certificated form so long as required by the Company;

(b)
appoint any person to take such steps, by instruction given by means of a relevant system or otherwise, in the name of the holder of such share as may be required to effect the transfer of such share and such steps shall be as effective as if they had been taken by the ~~registered~~ holder of that share; and

(c)
take any other action that the Board considers appropriate to achieve the sale, transfer, disposal, forfeiture, reallotment or surrender of that share, or otherwise to enforce a lien in respect of that share.

4.10
Unless the Board determines otherwise or the Uncertificated Securities Rules require otherwise, any shares issued or created out of or in respect of any uncertificated shares shall be uncertificated shares and any shares issued or created out of or in respect of any certificated shares shall be certificated shares.

4.11
The Company shall be entitled to assume that the entries on the record of securities maintained by it in accordance with the Uncertificated Securities Rules and regularly reconciled with the relevant Operator register of securities are a complete and accurate reproduction of the particulars entered in the Operator register of securities and shall accordingly not be liable in respect of any act or thing done or omitted to be done by or on behalf of the Company in reliance on such assumption. Any provision of these Articles which requires or envisages that action will be taken in reliance on information contained in the register shall be construed to permit that action to be taken in reliance on information contained in any relevant record of securities (as so maintained and reconciled).

5.
AUTHORITY TO ALLOT SHARES AND DISAPPLICATION OF PRE-EMPTION RIGHTS

5.1
In addition to any similar authority which has not been fully utilised, the Board shall be generally and unconditionally authorised pursuant to section 551 of the Companies Act to:

(a)
exercise all of the powers of the Company to allot shares in the Company, and to grant rights to subscribe for or to convert any security into shares in the Company up to an aggregate nominal amount representing 20 per cent of the number of shares in the capital of the Company as at the date of the adoption of these Articles and after consummation of the transactions contemplated by the transaction Agreement between, amongst others, Sorin S.P.A. and Cyberonics, Inc. first dated 26 February 2015 (in addition to any authority to allot that has not yet expired granted to the Board prior to the date of the adoption of these Articles) for a period expiring (unless previously renewed, varied or revoked by the Company in general meeting) on the date which is five years from the date of the adoption of these Articles by the Company; and

(b)
make an offer or agreement which would or might require shares to be allotted, or rights to subscribe for or convert any security into shares to be granted, after expiry of the authority described in this Article 5.1 and the Board may allot shares and grant rights in pursuance of that offer or agreement as if this authority had not expired.

5.2
Subject to these Articles, the Board shall be generally empowered pursuant to section 570 of the Companies Act and section 573 of the Companies Act to allot equity securities (as defined in the Companies Act) for cash, pursuant to the authority conferred by Article 5.1 of these Articles as if section 561(1) of the Companies Act did not apply to the allotment.

5.3
Subject to the provisions of the Companies Act relating to the authority to allot shares and the disapplication of pre-emption rights or otherwise and of any resolution of the Company in general meeting passed pursuant to those provisions, and, in the case of redeemable shares, the provisions of Article 5.4:

(a)
all shares for the time being in the capital of the Company shall be at the disposal of the Board; and

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(b)
the Board may reclassify, allot (with or without conferring a right of renunciation), grant options over, or otherwise dispose of them to such persons on such terms and conditions and at such times as it thinks fit.

5.4
Subject to the provisions of the Companies Act, and without prejudice to any rights attached to existing shares, any share may be issued which is to be redeemed, or is liable to be redeemed at the option of the Company or the holder. The Board may determine the terms, conditions and manner of redemption of any redeemable share so issued provided that it does so before the share is allotted.

5.5
The Board may at any time after the allotment of a ~~Share~~share, but before a ~~Person~~person has been entered in the register as the holder of the ~~Share~~share, recognise a renunciation of the ~~Share~~share by the allottee in favour of another ~~Person~~person and may grant to an allottee a right to effect a renunciation on such terms and conditions as the Board thinks fit.

6.
VARIATION OF RIGHTS

6.1
Subject to the provisions of the Companies Act, if at any time the capital of the Company is divided into different classes of shares, all or any of the rights attached to any existing class may from time to time be varied or abrogated, either while the Company is a going concern or during or in contemplation of a winding up:

(a)
in such manner (if any) as may be provided by those rights;

(b)
with the written consent of the holders of 75% in nominal value of the issued shares of that class (excluding any shares of that class held as treasury shares), which consent shall be in hard copy form or in electronic form sent to such address (if any) for the time being specified by or on behalf of the Company for that purpose, or in default of such specification to the Office, and may consist of several documents, each executed or authenticated in such manner as the Board may approve by or on behalf of one or more holders, or a combination of both; or

(c)
with the sanction of a special resolution passed at a separate meeting of the holders of the shares of that class,

but not otherwise.
6.2
For the purposes of Article 6.1, if at any time the capital of the Company is divided into different classes of shares, unless otherwise expressly provided by the rights attached to any share or class of shares, those rights shall be deemed not to be varied by:

(a)
the issue of further shares ranking pari passu with, or subsequent to, that share or class of shares;

(b)
the purchase or redemption by the Company of any of its own shares; and

(c)
the exercise by the Board of any of the powers contemplated by Articles 38.7, 38.8 and ~~39.1~~ 39.1.

7.
SHARE CERTIFICATES

7.1
On becoming the holder of any share other than a share in uncertificated form, every person (other than a ~~financial institution~~person in respect of whom the Company is not required by law to complete and have ready a certificate) shall be entitled, without payment, to have issued to ~~him~~them within two months after allotment or lodgement of a transfer (unless the terms of issue of the shares provide otherwise) one certificate for all the shares of each class held by ~~him~~them (and, upon transferring a part of ~~his~~their holding of shares of any class, to a certificate for the balance of that holding). A holder may elect to receive one or more additional certificates for any of ~~his~~their shares upon payment for every certificate after the first of such reasonable sum as the ~~Directors~~Board may determine from time to time.

7.2
Every certificate shall:

(a)
be ~~issued under~~executed by the ~~seal, or under~~Company in such ~~other form of authentication~~manner as the Board (having regard to the Companies Act) may approve ~~(which may include manual or facsimile signatures by one or more Directors);~~; and

(b)
shall specify the number, class and distinguishing numbers (if any) of the shares to which it relates and the amount or respective amounts paid up on the shares.

7.3
The Company shall not be bound to issue more than one certificate for shares held jointly by more than one person and delivery of a certificate to ~~one~~the senior joint holder shall be sufficient delivery to all of them, and seniority shall be determined in the manner described in Article 21.3. Shares of different classes may not be included in the same certificate.

7.4
If a share certificate is damaged, defaced or worn out or said to be lost, stolen or destroyed, it may be renewed on such terms (if any) as to evidence and indemnity and payment of any exceptional out-of-pocket expenses incurred by the Company in investigating evidence and preparing the requisite form of indemnity as the ~~Directors~~Board may determine but otherwise free of charge, and (in the case of damage, defacement or wearing out) on delivery of the old certificate to the Company.

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7.5
When a member’s holding of ~~Shares~~shares of a particular class increases, the Company may issue such holder with a single, consolidated certificate in respect of all the ~~Shares~~shares of a particular class which that member holds or a separate certificate in respect of only those ~~Shares~~shares by which that member’s holding has increased. When a member’s holding of ~~Shares~~shares of a particular class is reduced, the Company must ensure that the member is issued with one or more certificates in respect of the number of ~~Shares~~shares held by the member after that reduction, save that the Company need not (in the absence of a request from the member) issue any new certificate if all the ~~Shares~~shares which the member no longer holds as a result of the reduction and none of the ~~Shares~~shares which the member retains following the reduction, were, immediately before the reduction, represented by the same certificate.

8.
LIEN

8.1
The Company shall have a first and paramount lien on every share (not being a fully paid share) for all amounts payable to the Company (whether presently or not) in respect of that share. The Board may at any time (generally or in a particular case) waive any lien or declare any share to be wholly or in part exempt from the provisions of Articles 8.1 to 8.4 inclusive. The Company’s lien on a share takes priority over any third party’s interest in that share and shall extend to all amounts (including without limitation dividends) payable in respect of it.

8.2
The Company may sell, in such manner as the Board determines, any share on which the Company has a lien if an amount in respect of which the lien exists is presently payable and is not paid within 14 clear days after written notice has been sent to the holder of the share, or to the person entitled to it in consequence of the death or bankruptcy of the holder or otherwise by operation of law, demanding payment and stating that if the notice is not complied with the shares may be sold.

8.3
To give effect to the sale the Board may, in the case of a share in certificated form, authorise any person to execute an instrument of transfer of the share sold to, or in accordance with the directions of, the purchaser. In the case of a share in uncertificated form, the Board may, to enable the Company to deal with the share in accordance with the provisions of this Article 8.3, exercise any of the powers of the Company under Article 4.9 to effect the sale of the share. The title of the transferee to the share shall not be affected by any irregularity in or invalidity of the proceedings in reference to the sale and the transferee shall not be bound to see to the application of the purchase money.

8.4
The net proceeds of the sale, after payment of the costs, shall be applied in or towards payment or satisfaction of so much of the amount for which the lien exists as is presently payable, and any residue shall (upon surrender to the Company for cancellation of the certificate for the share sold, in the case of a share in certificated form, and, whether the share sold is in certificated form or uncertificated form, subject to a like lien for any amount not presently payable as existed upon the share before the sale) be paid to the person entitled to the share at the date of the sale.

9.
CALLS ON SHARES

9.1
Subject to the terms of allotment, the Board may from time to time make calls upon the members in respect of any amounts unpaid on their shares (whether in respect of nominal value or premium) and each member shall (subject to receiving at least 14 clear days’ notice specifying when and where payment is to be made) pay to the Company as required by the notice the amount called on ~~his~~their shares. A call may be required or permitted to be paid by instalments. A call may, by further notice in writing, before receipt by the Company of an amount due under it, be revoked in whole or in part and payment of a call may be postponed in whole or part. A person upon whom a call is made shall remain liable for calls made upon ~~him~~them notwithstanding the subsequent transfer of the shares in respect of which the call was made.

9.2
A call shall be deemed to have been made at the time when the resolution of the Board authorising the call was passed.

9.3
The joint holders of a share shall be jointly and severally liable to pay all calls in respect of it.

9.4
A call notice need not be issued in respect of sums which are specified, in the terms on which a share is issued, as being payable to the Company in respect of that share (whether in respect of nominal value or premium) on allotment or on a date fixed by or in accordance with the terms of issue; provided that if the due date for payment of such sum has passed and it has not been paid, the holder of the share concerned at the due date for payment will be treated in all respects as having failed to comply with a call notice in respect of that sum and is liable to the same consequences as a person having failed to comply with a call notice as regards the payment of interest and forfeiture.

9.5
If a call or an instalment of a call remains unpaid in whole or in part after it has become due and payable the person from whom it is due shall pay interest on the amount unpaid from the day it became due and payable until it is paid at the rate fixed by the terms of allotment of the shares in question or in the notice of the call or, if no rate is fixed, the rate determined by the Board, not exceeding ~~20~~15 per cent. per annum, or, if higher, at the appropriate rate (as defined by the Companies Act), but the Board may in respect of any individual member waive payment of interest wholly or in part.

9.6
An amount payable in respect of a share on allotment or at any fixed date, whether in respect of nominal value or premium or as an instalment of a call, shall be deemed to be a call duly made and notified and payable on the date so

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fixed or in accordance with the terms of the allotment. If it is not paid these Articles shall apply as if that sum had become due and payable by virtue of a call duly made and notified.
9.7
Subject to the terms of allotment, the ~~Directors~~Board may on the issue of shares differentiate between the allottees or holders in the amounts and times of payment of calls on their shares.

9.8
The Board may, if it thinks fit, receive from any member willing to advance it all or any part of the amount unpaid on any shares held by ~~him~~them (beyond the sums actually called up) as a payment in advance of calls, and such payment shall, to the extent of it, extinguish the liability on the shares in respect of which it is advanced. The Company may pay on all or any of the amount so advanced (until it would, but for such advance, become presently payable) interest on the amount so received, or so much of it as exceeds the sums called up on the shares in respect of which it has been received, at such rate (if any) as the member and the Board agree not exceeding ~~20~~15 per cent. per annum or, if higher, the appropriate rate (as defined in the Companies Act).

10.
FORFEITURE AND SURRENDER

10.1
If a call or an instalment of a call remains unpaid, in whole or in part, after it has become due and payable, the Board may give to the person from whom it is due not less than 14 clear days’ written notice requiring payment of the amount unpaid together with any interest which may have accrued and any costs, charges and expenses incurred by the Company by reason of such non-payment. The notice shall name the place where payment is to be made and shall state that if the notice is not complied with the shares in respect of which the call was made will be liable to be forfeited.

10.2
If the notice is not complied with, any share in respect of which it was given may, at any time before the payment required by the notice has been made, be forfeited by a resolution of the Board. The forfeiture shall include all dividends and other amounts payable in respect of the forfeited shares and which have not been paid before the forfeiture. When a share has been forfeited, notice of the forfeiture shall be sent to the person who was the holder of the share before the forfeiture. An entry shall be made promptly in the register opposite the entry of the share showing that notice has been sent, that the share has been forfeited and the date of forfeiture. No forfeiture shall be invalidated by the omission or neglect to send that notice or to make those entries.

10.3
Subject to the provisions of the Companies Act, a forfeited share shall be deemed to belong to the Company and may be sold, re-allotted or otherwise disposed of on such terms and in such manner as the Board determines either to the person who was before the forfeiture the holder or to any other person. At any time before sale, re-allotment or other disposition, the forfeiture may be cancelled on such terms as the Board determines. Where for the purposes of its disposal a forfeited share is to be transferred to any person, the Board may, in the case of a share in certificated form, authorise someone to execute an instrument of transfer and, in the case of a share in uncertificated form, the Board may exercise any of the powers of the Company under Article 4.9. The Company may receive the consideration given for the share on its disposal and register the transferee as the holder of the share.

10.4
A person shall cease to be a member in respect of any share which has been forfeited or surrendered and shall, if the share is held in certificated form, surrender to the Company for cancellation the certificate for the share forfeited but shall remain liable to the Company for all amounts which at the date of forfeiture were presently payable by ~~him~~them to the Company in respect of that share plus interest at the rate at which interest was payable on those amounts before the forfeiture or, if no interest was so payable, at the rate determined by the Board, not exceeding ~~20~~15 per cent. per annum or, if higher, the appropriate rate (as defined in the Companies Act) from the date of forfeiture until payment. The Board may waive payment wholly or in part or enforce payment without any allowance for the value of the share at the time of forfeiture or for any consideration received on its disposal.

10.5
The Board may accept the surrender of any share which it is in a position to forfeit upon such terms and conditions as may be agreed and, subject to any such terms and conditions, a surrendered share shall be treated as if it had been forfeited.

10.6
The forfeiture of a share shall involve the extinction at the time of forfeiture of all interest in and all claims and demands against the Company in respect of the share and all other rights and liabilities incidental to the share as between the person whose share is forfeited and the Company, except only such of those rights and liabilities as are by these Articles expressly saved, or are by the Companies Act given or imposed in the case of past members.

10.7
A statutory declaration by a Director or the secretary that a share has been duly forfeited on a specified date shall be conclusive evidence of the facts stated in it as against all persons claiming to be entitled to the share. The declaration shall (subject to the execution of an instrument of transfer if necessary, in the case of a share in certificated form) constitute a good title to the share. The person to whom the share is disposed of shall not be bound to see to the application of the consideration, if any, nor shall ~~his~~their title to the share be affected by any irregularity in or invalidity of the proceedings relating to the forfeiture or disposal of the share.

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11.
TRANSFER OF SHARES

11.1
Without prejudice to any power of the Company to register as member a person to whom the right to any share has been transmitted by operation of law, the instrument of transfer of a share in certificated form may be in any usual form or in any other form which the Board may approve. An instrument of transfer shall be executed by or on behalf of the transferor and, where the share is not fully paid, by or on behalf of the transferee. An instrument of transfer need not be under seal.

11.2
Each member may transfer all or any of ~~his~~their shares which are in uncertificated form by means of a relevant system in such manner provided for, and subject as provided in, the Uncertificated Securities Rules. No provision of these Articles shall apply in respect of an uncertificated share to the extent it requires or contemplates the effecting of a transfer by an instrument in writing or the production of a certificate for the share to be transferred.

11.3
The Board may, in its absolute discretion, refuse to register the transfer of a share in certificated form if it is not fully paid ~~provided that the refusal does not prevent dealings in shares in the Company from taking place on an open and proper basis.~~.

11.4
The Board may, in its absolute discretion, also refuse to register the transfer of a share in certificated form:

(a)
unless the instrument of transfer:

(i)
is lodged, duly stamped, at the Office or such other place as the Board has appointed, accompanied by the certificate for the share to which it relates, or such other evidence as the ~~Directors~~Board may reasonably require to show the transferor’s right to make the transfer, or evidence of the right of someone other than the transferor to make the transfer on the transferor’s behalf;

(ii)
is in respect of only one class of shares; and

(iii)
is in favour of not more than four transferees; or

(b)
with respect to a share on which the Company has a lien and a sum in respect of which the lien exists is presently payable and is not paid within 14 clear days after notice has been sent to the holder of the share in accordance with Article 8.2.

11.5
The Board may also refuse to register a transfer of uncertificated shares in any circumstances that are allowed or required by the Uncertificated Securities Rules and the relevant system.

11.6
If the Board refuses to register a transfer of a share, it shall notify the transferor of the refusal and the reasons for it as soon as practicable and in any event within two months after the date on which the instrument of transfer was lodged with the Company (in the case of a transfer of a share in certificated form) or the instructions to the relevant system were received. The Board shall send to the transferee such further information about the reasons for the refusal as the transferee may reasonably request.

11.7
No fee shall be charged for the registration of any instrument of transfer or other document or instruction relating to or affecting the title to any share.

11.8
The Company shall be entitled to retain any instrument of transfer which is registered, but any instrument of transfer which the Board refuses to register shall (except in the case of fraud) be returned to the person lodging it when notice of the refusal is sent.

11.9
Nothing in these Articles shall preclude the Board from recognising a renunciation of the allotment of any share by the allottee in favour of some other person.

12.
TRANSMISSION OF SHARES

12.1
If a member dies, the survivor or survivors where ~~he was~~they were a joint holder, or ~~his~~their personal representatives where ~~he was~~they were a sole holder or the only survivor of joint holders, shall be the only persons recognised by the Company as having any title to ~~his~~their interest, but nothing in this Article 12.1 shall release the estate of a deceased member from any liability in respect of any share which had been solely or jointly held by ~~him~~them.

12.2
A person becoming entitled to a share in consequence of the death or bankruptcy of a member or otherwise by operation of law may, upon such evidence being produced as the Board may properly require, elect either to become the holder of the share or to have some person nominated by ~~him~~them registered as the transferee. If ~~he elects~~they elect to become the holder ~~he~~they shall give notice to the Company to that effect. If ~~he elects~~they elect to have another person registered, and the share is a certificated share, ~~he~~they shall execute an instrument of transfer of the share to that person. If ~~he elects~~they elect to have ~~himself~~themselves or another person registered and the share is an uncertificated share, ~~he~~they shall take any action the Board may require (including without limitation the execution of any document) to enable ~~himself~~themselves or that person to be registered as the holder of the share. All the provisions of these Articles relating

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to the transfer of shares shall apply to the notice or instrument of transfer as if it were an instrument of transfer signed by the member and the death or bankruptcy of the member or other event giving rise to the transmission had not occurred.
12.3
A person entitled by transmission to a share in uncertificated form who elects to have some other person registered shall either:

(a)
procure that instructions are given by means of the relevant system to effect transfer of such uncertificated share to that person; or

(b)
change the uncertificated share to ~~certified~~certificated form and execute an instrument of transfer to that person.

12.4
The Board may at any time send a notice requiring any such person referred to in Article 12.2 to elect either to be registered ~~himself~~themselves or to transfer the share. If the notice is not complied with within 60 days, the Board may after the expiry of that period withhold payment of all dividends or other amounts payable in respect of the share until the requirements of the notice have been complied with.

12.5
A person becoming entitled to a share by reason of the death or bankruptcy of a member or otherwise by operation of law shall, upon such evidence being produced as the Board may reasonably require as to ~~his~~their entitlement and subject otherwise to Article 12.2, have the same rights in relation to the share to which ~~he~~they would be entitled if ~~he~~they were the holder of the share, and may give a discharge for all dividends and other moneys payable in respect of the share, except that ~~he~~they shall not, before being registered as the holder of the share, be entitled in respect of it to receive notice of, or to attend or vote at, any general meeting or at any separate meeting of the holders of any class of shares in the capital of the Company.

13.
SHARE WARRANTS

In accordance with ~~Law~~applicable law, the Company shall not issue share warrants to bearer.
14.
UNTRACED MEMBERS

14.1
The Company shall be entitled to sell any share held by a member, or any share to which a person is entitled by transmission, if:

(a)
during the period of 12 years before the date of the ~~publication of the advertisements~~notice referred to in paragraph ((b) of this Article 14.1 ~~(or, if published on different dates, the first date)~~ (the “relevant period”) at least three dividends in respect of the share have been declared and all dividend warrants, cheques or other method of payment for amounts payable in respect of the share which have been sent and were payable in a manner authorised by these Articles have remained uncashed; and

(b)
the Company has, ~~as soon as practicable~~ after the expiration of the relevant period, ~~inserted an advertisement in~~sent a ~~leading national daily newspaper published in the United Kingdom and in a newspaper circulating in the area of the registered address or~~ notice to the last known address ~~of~~that the Company has for the relevant member or person concerned~~, giving notice~~ of its intention to sell such share ~~(~~;

(c)
before sending the notice referred to in paragraph (b) of this Article 14.1, the Company has made tracing enquiries for the purposes of contacting the member or person entitled by transmission which the Board considers to be reasonable and appropriate in the circumstances; and ~~the said advertisements, if not published on the same day, shall have been published within 30 days of each other);~~

(d)
during the relevant period and the further period of three months after the ~~publication~~date of the ~~advertisements~~notice referred to in paragraph ((b) of this Article 14.1 ~~(or, if published on different dates, the later date)~~, the Company has received no communication from, or on behalf of, such member or person concerned~~; and~~.

~~(a)~~
~~the Company has given notice to the UKLA of its intention to make such sale, if shares of the class concerned are listed on the Official List or dealt on the London Stock Exchange.~~

14.2
The Company shall also be entitled to sell any additional share issued during the relevant period ~~of 12 years~~ in right of any share to which Article 14.1 applies (or in right of any share so issued), if the criteria in Article 14.1 are satisfied in relation to the additional share (but as if the words “during the period of 12 years” were omitted from paragraph ((a) and the words “, after the expiration of the relevant period,” were omitted from paragraph ((b)).

14.3
To give effect to the sale of any share pursuant to this Article 14 the Company may:

(a)
in the case of a share in certificated form, appoint any person to execute an instrument of transfer of the share, and the instrument shall be as effective as if it had been executed by the ~~registered~~ holder of, or person entitled by transmission to, the share; and

(b)
in the case of a share in uncertificated form, in accordance with the Uncertificated Securities Rules, the Board may issue a written notification to the Operator or any Depositary of such shares requiring the conversion of the ~~shares~~share to certificated form.

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14.4
An instrument of transfer executed by that person appointed in accordance with Article 14.3(a) shall be as effective as if it had been executed by the holder of, or person entitled by transmission to, the ~~shares~~share. An exercise by the Company of its powers in accordance with Article 14.3(b) shall be as effective as if exercised by the ~~registered~~ holder of or person entitled by transmission to the ~~shares~~share. The purchaser shall not be bound to see to the application of the proceeds of sale, nor shall ~~his~~their title to the share be affected by any irregularity in or invalidity of the proceedings relating to the sale. The net proceeds of sale shall belong to the Company which shall be indebted to the member or other person entitled to the share for an amount equal to the net proceeds of the sale and the Company shall enter the name of such former member or other person in the books of the Company as a creditor for that amount. No trust or duty to account shall arise in respect of the net proceeds and no interest shall be payable in respect of the proceeds of sale, which may be employed in the business of the Company or invested in such investments as the Board may think fit.

15.
ALTERATION OF CAPITAL

15.1
Subject to the Companies Act and the provisions of these Articles, and without prejudice to any relevant special rights attached to any class of shares, the Company may from time to time:

(a)
increase its share capital by allotting new shares;

(b)
consolidate and divide all or any of its share capital into shares of larger amount than its existing shares;

(c)
sub-divide its shares, or any of them, into shares of smaller amount than its existing shares;

(d)
redeem and/ or cancel any of its shares;

(e)
redenominate its share capital or any class of share capital; and

(f)
determine that, as between the shares resulting from such a sub-division, any of them may have any preference or advantage as compared with the others,

and where any difficulty arises in regard to any consolidation or division, the ~~Directors~~Board may settle such difficulty as they see fit.
15.2
Whenever any fractions arise as a result of a consolidation or sub-division of shares, the Board may on behalf of the members deal with the fractions as it thinks fit. In particular, without limitation, the Board may sell shares, representing fractions to which any members would otherwise become entitled, to any person (including, subject to the provisions of the Companies Act, the Company) and distribute the net proceeds of sale in due proportion among those members or retain such net proceeds for the benefit of the Company. In the case of shares to be sold being held in certificated form, the Board may authorise some person to execute an instrument of transfer of the shares to, or in accordance with the directions of, the purchaser. In the case of shares to be sold in uncertificated form, the Board may, to enable the Company to deal with the ~~share~~shares in accordance with the provisions of this Article 15.2, do all acts and things it considers necessary or expedient to effect the transfer of the shares to, or in accordance with the directions of, the purchaser, including arranging for any such shares to be entered in the register as shares in certificated form where this makes it easier to sell them. The transferee shall not be bound to see to the application of the purchase money nor shall ~~his~~their title to the shares be affected by any irregularity in or invalidity of the proceedings in reference to the sale.

15.3
All shares created by an increase of the Company’s share capital (unless otherwise provided by the terms of allotment of the shares of that class), by consolidation, division or sub-division of its share capital ~~or the conversion of stock into paid-up shares~~ shall be subject to all the provisions of these Articles, including without limitation provisions relating to the payment of calls, lien, forfeiture, transfer and transmission.

~~15.4~~
~~The Company shall not consolidate, divide, sub-divide or redenominate any one or more Ordinary Shares without consolidating, dividing, sub-dividing or redenominating (as the case may be) all of the Ordinary Shares, on an equal per share basis.~~

16.
GENERAL MEETINGS

16.1
The Board shall convene and the Company shall hold general meetings as annual general meetings in accordance with the Companies Act.

16.2
All provisions of these Articles relating to general meetings of the Company shall, mutatis mutandis, apply to every separate general meeting of the holders of any class of shares in the capital of the Company, except that:

(a)
the necessary quorum at any such meeting (or adjournment thereof) shall be members of that class , present in person or by proxy, who together represent at least ~~the~~a majority of the voting rights ~~of all members of that class~~attaching to the shares (excluding any shares held as treasury shares) entitled to vote~~, present in person or by proxy, at~~ on the ~~relevant meeting; and~~business to be transacted.

(b)
each holder of shares of the class shall, on a poll, have one vote in respect of every share of the class held by ~~him~~them.

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For the purposes of this Article 16.2, where a person is present by proxy or proxies, ~~he is~~they are treated only as holding the shares in respect of which those proxies are authorised to exercise voting rights with respect to any matter proposed at the meeting.
16.3
The Board shall determine whether a general meeting is to be held as a physical general meeting or an electronic general meeting. The Board may call general meetings whenever and at such times and places (including electronic platforms) as it shall determine. On requisition of members pursuant to the provisions of the Companies Act, the Board shall promptly convene a general meeting in accordance with the requirements of the Companies Act. At a general meeting called by a requisition (or by requisitionists), no business may be transacted except that stated by the requisition or proposed by the Board.

16.4
A general meeting may also be called under this Article 16 if the Company has fewer than two ~~directors~~Directors and the ~~director~~Director (if any) is unable or unwilling to appoint sufficient ~~directors~~Directors to make up a quorum or to call a general meeting to do so. In such case, two or more members may call a general meeting (or instruct the secretary to do so) for the purpose of appointing one or more ~~directors~~Directors.

17.
NOTICE OF GENERAL MEETINGS

17.1
At least 21 clear days’ notice must be given to call an annual general meeting. Subject to the provisions of the Companies Act, at least 14 clear days’ notice must be given to call all other general meetings. A general meeting (other than an annual general meeting) may be called by shorter notice if it is so agreed by a majority in number of the members having a right to attend and vote at the meeting, being a majority who together hold not less than 95 per cent. in nominal value of the shares giving that right.

17.2
Subject to the provisions of the Companies Act and any relevant special rights or restrictions attached to any shares, notices shall be given to every member as of the record date for such meeting and to the ~~Directors~~Board. The beneficial owners nominated to enjoy information rights under the Companies Act and the auditors of the Company are entitled to receive all notices of, and other communications relating to, any general meeting which any member is entitled to receive.

17.3
Subject to the provisions of the Companies Act, the notice shall specify:

(a)
whether the meeting shall be a physical or electronic general meeting, or a meeting which is both physical and electronic;

(b)
for physical general meetings, or meetings which are both physical and electronic, the place (including without limitation any satellite meeting place arranged for the purposes of Article 18.9, which shall be identified as such in the notice), the date and the time of meeting;

(c)
for electronic general meetings, or meetings which are both physical and electronic, the time, date and electronic platform for the meeting, which electronic platform may vary from time to time and from meeting to meeting as the Board, in its sole discretion, sees fit;

(d)
the general nature of the business to be transacted; and

(e)
in the case of an annual general meeting, shall specify the meeting as such.

In the case of a meeting to pass a special resolution, the notice shall specify the intention to propose the resolution as a special resolution.
17.4
Where the Company has given an electronic address in any notice of meeting, any document or information relating to proceedings at the meeting may be sent by electronic means to that address, subject to any conditions or limitations specified in the relevant notice of meeting.

17.5
The accidental omission to send notice of a meeting or resolution, or to send any notification where required by the Companies Act or these Articles in relation to the publication of a notice of meeting on a website, or to send a form of proxy where required by the Companies Act or these Articles, to any person entitled to receive it, or the non-receipt for any reason of any such notice, resolution or notification or form of proxy by that person, whether or not the Company is aware of such omission or non-receipt, shall not invalidate the proceedings at that meeting.

18.
PROCEEDINGS AT GENERAL MEETINGS

18.1
No business shall be transacted at a meeting unless a quorum is present but the absence of a quorum shall not preclude the choice or appointment of a ~~chairman~~chairperson, which shall not be treated as part of the business of the meeting. If the Company has only one member entitled to attend and vote at the general meeting, one qualifying person present at the meeting and entitled to vote is a quorum. Except as otherwise provided by these Articles, a quorum is the members present in person or by proxy who together represent at least ~~the~~a majority of the voting rights ~~of all the members~~attaching to the shares (excluding any shares held as treasury shares) entitled to vote~~, present in person or by proxy, at the relevant meeting.~~ on the business to be transacted.

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18.2
If a quorum is not present within half an hour after the time appointed for holding the meeting (or such additional time as the ~~chairman~~chairperson of the meeting decides to wait), or if during a meeting a quorum ceases to be present, the meeting, if convened on the requisition of members, shall be dissolved, and in any other case shall stand adjourned. The continuation of a general meeting adjourned under this Article 18.2 for lack of quorum shall take place ~~either:~~

~~(a)~~
~~on a day that is not less than 14 days but not more than 28 days after it was adjourned and at a time and/or place specified for the purpose in the notice calling the meeting; or~~

~~(b) where no such arrangements have been specified,~~ on a day that is not less than 14 days but not more than 28 days after it was adjourned and at such time and/or place as the ~~chairman~~chairperson of the meeting decides (or, in default, the ~~directors decide).~~ Board decides). In the case of a general meeting to take place in accordance with this Article 18.2, the Company must give not less than seven clear days’ notice of any adjourned meeting.

~~In the case of a general meeting to take place in accordance with Article 18.2(b), the Company must give not less than seven clear days~~’ ~~notice of any adjourned meeting and the notice must state the quorum requirement.~~
18.3
At an adjourned meeting the quorum is ~~one qualifying person~~ members present ~~and~~in person or by proxy who together represent at least a majority of the voting rights attaching to the shares (excluding any shares held as treasury shares) entitled to vote~~.~~ on the business to be transacted. If at the adjourned meeting a quorum is not present within 15 minutes after the time appointed for holding the meeting, the meeting shall be dissolved.

18.4
The ~~chairman~~chairperson (if any) of the Board, or in ~~his~~their absence the ~~deputy chairman~~senior independent director of the Board, or in the absence of both of them some other Director nominated prior to the meeting by the Board, shall preside as ~~chairman~~chairperson of the meeting. If none of the ~~chairman, deputy chairman~~chairperson, senior independent director or such other Director (if any) is present within 15 minutes after the time appointed for holding the meeting or is not willing to act as ~~chairman~~chairperson, the Directors present shall elect one of their number present and willing to act to be ~~chairman~~chairperson of the meeting, and if there is only one Director present, ~~he~~that Director shall be ~~chairman~~chairperson of the meeting.

18.5
If no Director is willing to act as ~~chairman~~chairperson or if no Director is present within 15 minutes after the time appointed for holding the meeting, the members present in person or by proxy and entitled to vote shall choose a member present in person or a proxy of a member or a person authorised to act as a representative of a corporation in relation to the meeting to be ~~chairman~~chairperson of the meeting.

18.6
~~The Board and at~~At any physical general meeting or meeting which is both physical and electronic, the ~~chairman~~Board and/or the chairperson of the meeting may make any arrangement and impose any restriction they consider appropriate to ensure the security of a general meeting, including to direct that any person wishing to attend any general meeting should submit to such searches or other security arrangements (including without limitation, requiring evidence of identity to be produced before entering the meeting and placing restrictions on the items of personal property which may be taken into the meeting) as they ~~or he~~ consider appropriate under the circumstances. The ~~Directors~~Board or the ~~chairman~~chairperson of the meeting may in their ~~or his~~ absolute discretion refuse entry to, or eject from, any general meeting any person who refuses to submit to a search or otherwise comply with such security arrangements or restrictions.

18.7
The Board or the ~~chairman~~chairperson of the meeting may take such action, give such direction or put in place such arrangements as they ~~or he~~ consider appropriate to secure the safety of the people attending the meeting and to promote the orderly conduct of the business of the meeting. Any decision of the ~~chairman~~chairperson of the meeting on matters of procedure or matters arising incidentally from the business of the meeting, and any determination by the ~~chairman~~chairperson of the meeting as to whether a matter is of such a nature, shall be final.

~~The Board and, at~~At any electronic general meeting or meeting which is both physical and electronic, the ~~chairman~~Board and/or the chairperson of the meeting may make any arrangement and impose any requirement or restrictions as is: (a) necessary to ensure the identification of those taking part and the security of the electronic communication, and (b) proportionate to those objectives. In this respect, the Company is able to authorise any voting application, system or facility for electronic general meetings as it sees fit.
18.8
Directors may attend and speak at general meetings and at any separate meeting of the holders of any class of shares, whether or not they are members. The ~~chairman~~chairperson of the meeting may permit other persons who are not members of the Company or otherwise entitled to exercise the rights of members in relation to general meetings to attend and, at the ~~chairman~~chairperson of the meeting’s discretion, speak at a general meeting or at any separate class meeting.

18.9
Without prejudice to Article 18.10, in the case of any general meeting, the Board may, notwithstanding the specification in the notice convening the general meeting of the place at which the ~~chairman~~chairperson of the meeting shall preside (the “principal place”), make arrangements for simultaneous attendance and participation at satellite meeting places, or by way of any other electronic means, allowing persons not present together at the same place to attend, speak and vote at the meeting. The arrangements for simultaneous attendance and participation at satellite meeting places, or other

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places at which persons are participating via electronic means may include arrangements for controlling or regulating the level of attendance at any particular venue provided that such arrangements shall operate so that all members and proxies wishing to attend the meeting are able to attend at one or other of the venues. The members or proxies at the satellite meeting places, or other places at which persons are participating via electronic means, shall be counted in the quorum for, and be entitled to vote at, the general meeting in question, and that meeting shall be duly constituted and its proceedings valid if the ~~chairman~~chairperson of the meeting is satisfied that adequate facilities are available throughout the meeting to ensure that the members or proxies attending at the satellite meeting places, or other places at which persons are participating via electronic means, are able to:
(a)
participate in the business for which the meeting has been convened;

(b)
see and hear all persons who speak (whether through the use of microphones, loud speakers, audio-visual communication equipment or otherwise) in the principal place and any other such place; and

(c)
be heard and seen by all other persons so present in the same way.

The ~~chairman~~chairperson of the general meeting shall be present at, and the meeting shall be deemed to take place at, the principal place.
18.10
Without prejudice to Article 18.9, the Board may resolve to enable persons entitled to attend a general meeting hosted on an electronic platform (such meeting being an “electronic general meeting”) to do so by simultaneous attendance by electronic means with no member necessarily in physical attendance at the electronic general meeting. The members or their proxies present shall be counted in the quorum for, and entitled to vote at, the general meeting in question, and that meeting shall be duly constituted and its proceedings valid if the ~~chairman~~chairperson of the general meeting is satisfied that adequate facilities are available throughout the electronic general meeting to ensure that members attending the electronic general meeting who are not present together at the same place may, by electronic means, attend and speak and vote at it.

Nothing in these Articles prevents a general meeting being held both physically and electronically.
18.11
If it appears to the ~~chairman~~chairperson of the meeting that the facilities at the principal place or any satellite meeting place, or the electronic platform, facilities or security at the electronic general meeting, have become inadequate for the purposes set out in Articles 18.9 or 18.10, then the ~~chairman~~chairperson of the meeting may, without the consent of the meeting, interrupt or adjourn the general meeting. All business conducted at the general meeting up to the point of the adjournment shall be valid. The provisions of Article 18.17 shall apply to that adjournment.

18.12
The Board may make arrangements for persons entitled to attend a general meeting or an adjourned general meeting to be able to view and hear the proceedings of the general meeting or adjourned general meeting and to speak at the meeting (whether by the use of microphones, loudspeakers, audio-visual communications equipment or otherwise) by attending at a venue anywhere in the world not being a satellite meeting place. Those attending at any such venue shall not be regarded as present at the general meeting or adjourned general meeting and shall not be entitled to vote at the meeting at or from that venue. The inability for any reason of any member present in person or by proxy at such a venue to view or hear all or any of the proceedings of the meeting or to speak at the meeting shall not in any way affect the validity of the proceedings of the meeting.

18.13
The Board may from time to time make any arrangements for controlling the level of attendance at any venue for which arrangements have been made pursuant to Article 18.12 (including without limitation the issue of tickets or the imposition of some other means of selection) it in its absolute discretion considers appropriate, and may from time to time change those arrangements. If a member, pursuant to those arrangements, is not entitled to attend in person or by proxy at a particular venue, ~~he~~they shall be entitled to attend in person or by proxy at any other venue for which arrangements have been made pursuant to Article 18.12. The entitlement of any member to be present at such venue in person or by proxy shall be subject to any arrangement then in force and stated by the notice of meeting or adjourned meeting to apply to the meeting.

18.14
If, after the sending of the notice of a general meeting but before the meeting is held, or after the adjournment of a general meeting but before the adjourned meeting is held (whether or not notice of the adjourned meeting is required), the Board decides that it is impracticable or unreasonable, for a reason beyond its control, to hold (i) the physical general meeting at the declared place (or any of the declared places, in the case of a meeting to which Article 18.9 applies) or (ii) the electronic general meeting on the electronic platform specified in the notice, ~~and/or time,~~ it may change the place (or any of the declared places, in the case of a meeting to which Article 18.9 applies) or electronic platform and/or postpone the time at which the meeting is to be held. If such a decision is made, the Board may then change the place (or any of the declared places, in the case of a meeting to which Article 18.9 applies) or electronic platform and/or postpone the time again if it decides that it is reasonable to do so. In either case:

(a)
no new notice of the meeting need be sent, but the Board shall, if practicable, advertise the date, time and place

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of, or electronic platform for, the meeting by public announcement and in two newspapers with national circulation in the United Kingdom and shall make arrangements for notices of the change of place or electronic platform and/or postponement to appear at the original place and/or at the original time; and
(b)
a proxy appointment in relation to the meeting may, if by means of a document in hard copy form, be delivered to the Office or such other place within the United Kingdom as may be specified by or on behalf of the Company in accordance with Article 22.7(a) or, if in electronic form, be received at the address (if any) specified by or on behalf of the Company in accordance with Article 22.7(b).

18.15
For the purposes of Articles 18.9, 18.11, 18.12, 18.13 and 18.14, in relation to physical general meetings and general meetings which are both physical and electronic, the right of a member to participate in the business of any general meeting shall include, without limitation, the right to speak, vote on a poll, be represented by a proxy and have access to all documents which are required by the Companies Act or these Articles to be made available at the meeting.

18.16
For the purposes of Articles 18.10, 18.11, 18.12, 18.13 and 18.14, in relation to electronic general meetings and general meetings which are both physical and electronic, the right of a member to participate in the business of any general meeting shall include, without limitation the right to speak, vote on a poll, be represented by a proxy and have access (including electronic access) to all documents which are required by the Companies Act or these Articles to be made available at the meeting.

18.17
Without prejudice to any other power of adjournment ~~he~~they may have under these Articles or at common law:

(a)
the ~~chairman~~chairperson of the meeting may, with the consent of a meeting at which a quorum is present (and shall if so directed by the meeting), adjourn the meeting from time to time and from place to place or for an indefinite period; and

(b)
the ~~chairman~~chairperson of the meeting may, without the consent of the meeting, adjourn the meeting before or after it has commenced, to another date, time and/or place which the ~~chairman~~chairperson of the meeting may decide, if the ~~chairman~~chairperson of the meeting considers that:

(i)
there is not enough room for the number of members and proxies who wish to attend the meeting;

(ii)
the behaviour of anyone present prevents, or is likely to prevent, the orderly conduct of the business of the meeting;

(iii)
an adjournment is necessary to protect the safety of any person attending the meeting; ~~or~~

(iv)
an adjournment is necessary to give all persons entitled to do so a reasonable opportunity of speaking and voting at the meeting; or

(v)
an adjournment is otherwise necessary in order for the business of the meeting to be properly carried out.

18.18
Save in accordance with Article 18.2 an adjournment may, subject to the provisions of the Companies Act, be for such time and to such other place (or, in the case of a meeting held at a principal place and a satellite meeting place, such other places) as the ~~chairman~~chairperson may, in ~~his~~their absolute discretion determine, notwithstanding that by reason of such adjournment some members may be unable to be present at the adjourned meeting. Any such member may nevertheless appoint a proxy for the adjourned meeting either in accordance with Articles 22.2, 22.3 and 22.7 or by means of a document in hard copy form which, if delivered at the meeting which is adjourned to the ~~chairman~~chairperson or the secretary or any Director, shall be valid even though it is given at less notice than would otherwise be required by Article 22.7(a). Subject to the provisions of the Companies Act, it shall not be necessary to give notice of an adjourned meeting, except that when a meeting is adjourned for 28 days or more, or for an indefinite period, at least seven clear days’ notice shall be given specifying the time and place (or places, in the case of a meeting to which Article 18.9 applies) of the adjourned meeting and the general nature of the business to be transacted. No business shall be transacted at an adjourned meeting other than business which might properly have been transacted at the meeting had the adjournment not taken place.

18.19
A resolution put to the vote of a general meeting must be decided on a poll.

18.20
Subject to Article 18.21~~20~~, a poll shall be taken as the ~~chairman~~chairperson directs and ~~he~~they may, and shall if required by the meeting, appoint scrutineers (who need not be members) and fix a time and a place for declaring the result of the poll. The result of the poll shall be deemed to be the resolution of the meeting at which the poll was demanded.

18.21
A poll on the election of a ~~chairman~~chairperson or on a question of adjournment shall be taken immediately. A poll on any other question shall be taken at either the meeting or such time and place as the ~~chairman~~chairperson directs not being more than 30 days after the meeting.

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19.
AMENDMENTS TO RESOLUTIONS

19.1
A special resolution to be proposed at a general meeting may be amended by ordinary resolution if:

(a)
the ~~chairman~~chairperson of the meeting proposes the amendment at the general meeting at which the resolution is to be proposed; and

(b)
the amendment does not go beyond what is necessary to correct a clear error in the resolution.

19.2
An ordinary resolution to be proposed at a general meeting may be amended by ordinary resolution if:

(a)
written notice of the terms of the proposed amendment and of the intention to move the amendment have been delivered in hard copy to the Company at the Office or to such other place as may be specified by or on behalf of the Company for that purpose, or received in electronic form at such address (if any) for the time being specified by or on behalf of the Company for that purpose, at least 48 hours before the time for holding the meeting or the adjourned meeting at which the ordinary resolution in question is proposed (which, if the Board so specifies, shall be calculated taking no account of any part of a day that is not a working day) and the proposed amendment does not, in the reasonable opinion of the ~~chairman~~chairperson of the meeting, materially alter the substance of the resolution; or

(b)
the ~~chairman~~chairperson of the meeting, in ~~his~~their absolute discretion, decides that the proposed amendment may be considered or voted on.

19.3
With the consent of the ~~chairman~~chairperson of the meeting, an amendment may be withdrawn by its proposer before it is voted on. If an amendment proposed to any resolution under consideration is ruled out of order by the ~~chairman~~chairperson of the meeting, the proceedings on the resolution shall not be invalidated by any error in the ruling.

20.
PROPOSED MEMBER RESOLUTIONS

20.1
Where a member or members, in accordance with the provisions of the Companies Act, request the Company to (i) call a general meeting for the purposes of bringing a resolution before the meeting, or (ii) give notice of a resolution to be proposed at a general meeting, such request must, in each case and in addition to the requirements of the Companies Act, contain the following ~~(and, to the extent that the request relates to the nomination of a director, the content requirements of Article 24.3(b) also apply):~~:

(a)
to the extent that the request relates to the nomination of a ~~director~~Director, as to each person whom the member(s) propose(s) to nominate for election or re-election as a ~~director~~Director, all information relating to such person that is required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of ~~directors~~Directors, or is otherwise required, in each case pursuant to Regulation 14A under the Exchange Act including such person’s written consent to being named in the proxy statement as a nominee and to serving as a ~~director~~Director if elected (or re-elected);

(b)
to the extent that that request relates to any business other than the nomination of a Director that the member(s) propose(s) to bring before the meeting, a brief description of the business desired to be brought before the meeting, the reasons for conducting such business at the meeting and any material interest in such business of such member(s) (other than where the member is a Depositary) and any Member Associated Person on whose behalf the nomination or proposal is made, individually or in the aggregate, including any anticipated benefit to the member(s) (other than where the member is a Depositary) or the Member Associated Person therefrom on whose behalf the nomination or proposal is made; and

(c)
as to the member(s) giving the notice and the Member Associated Person, if any, on whose behalf the nomination or proposal is made:

(i)
the name and address of such member(s), as they appear on the Company’s books, and of such Member Associated Persons, if any;

(ii)
the class and number of shares of the Company held by such member(s) which are owned beneficially by such member(s) and such Member Associated Persons, if any;

(iii)
a description of all agreements, arrangements and understandings between such member (other than where the member is a Depositary) and such Member Associated Persons, if any, each proposed nominee and any other person or persons (including their names) in connection with the nomination of a Director or the proposal of any other business by such member(s) or such Member Associated Person, if any;

(iv)
any other information relating to such member or Member Associated Person that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies pursuant to Section 14 of the Exchange Act; and

(v)
to the extent known by the Member Associated Person or the member(s) giving the notice, the name and

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address of any other member or Member Associated Person supporting the nominee for election or re-election as a Director or the proposal of other business on the date of such request.
20.2
For the purposes of Article 20, a “Member Associated Person” of any member shall mean:

(a)
any person controlling, directly or indirectly, or acting ~~in concert~~as a group with, such member;

(b)
any beneficial owner of shares in the capital of the Company owned of record or beneficially by such member; and

(c)
any person controlling, controlled by or under common control with such Member Associated Person~~.~~,

with “control” for these purposes being the possession, directly or indirectly of the power to direct or cause the direction of the management and policies of the relevant person, whether through the ownership of shares or otherwise, and “controlling” and “controlled” having a correlative meaning.
20.3
If a request made in accordance with Article 20.1 does not include the information specified in that Article, or if a request made in accordance with Article 20.1 is not received in the time and manner required by Article 20.4, in respect of such shares which the relevant member(s) hold which are owned beneficially by such member(s) and the Member Associated Persons, if any, on whose behalf the nomination or proposal is made (the “member default shares”) the relevant member(s) shall not be entitled to vote, either personally or by proxy at a general meeting or at a separate meeting of the holders of that class of shares (or at an adjournment of any such meeting), the member default shares with respect to the matters detailed in the request made in accordance with Article 20.1.

20.4
Without prejudice to the rights of any member under the Companies Act, a member who makes a request to which Article 20.1 relates, must deliver any such request in writing to the secretary at the Office not earlier than the close of business on the one hundred and twentieth (~~120~~120th) calendar day nor later than the close of business on the ninetieth (~~90~~90th) calendar day prior to the date of the first anniversary of the preceding year’s annual general meeting provided, however, that in the event that the date of an annual general meeting is more than thirty (30) calendar days before or more than sixty (60) calendar days after the date of the first anniversary of the preceding year’s annual general meeting, notice by the member must be so delivered in writing not earlier than the close of business on the one hundred and twentieth (~~120~~120th) calendar day prior to such annual general meeting and not later than the close of business on the later of (i) the ninetieth (~~90~~90th) calendar day prior to such annual general meeting and (ii) the ~~10~~tenth (10th) calendar day after the day on which public announcement of the date of such annual general meeting is first made by the Company. In no event shall any adjournment or postponement of an annual general meeting or the public announcement thereof commence a new time period for the giving of a member’s notice as described in this Article 20.4.

Notwithstanding anything in the foregoing provisions of this Article 20.4 to the contrary, in the event that the number of Directors to be elected to the Board is increased and there is no public announcement, naming all of the nominees for Director or specifying the size of the increased Board, made by the Company at least one hundred (100) calendar days prior to the date of the first anniversary of the preceding year’s annual general meeting ~~or~~, a member’s notice required by this Article 20.4 shall also be considered as validly delivered in accordance with this Article 20.4, but only with respect to nominees for any new positions created by such increase, if it shall be delivered to the secretary at the Office not later than 5.00 pm, local time, on the tenth (~~10~~10th) calendar day after the day on which such public announcement is first made by the Company.
Notwithstanding the provisions of Articles 20.1 or 20.3 or the foregoing provisions of this Article 20.4, a member shall also comply with all applicable requirements of the Companies Act and of the Exchange Act with respect to the matters set forth in Articles 20.1 or 20.3 or in this Article 20.4. Nothing in Article 20.1 or 20.3 or in this Article 20.4 shall be deemed to affect any rights of members to request inclusion of proposals in, nor the right of the Company to omit proposals from, the Company’s proxy statement pursuant to Rule 14a-8 (or any successor provision) under the Exchange Act, subject in each case to compliance with the Exchange Act.
21.
VOTES OF MEMBERS

21.1
A resolution put to the vote of a general meeting must be taken on a poll. This Article 21.1 may only be removed, amended or varied by resolution of the members passed unanimously at a general meeting of the Company.

21.2
Subject to any relevant special rights or restrictions attached to any shares (including, for the avoidance of doubt, such rights and restrictions set out in Article ~~4.1~~ 4.2 above), on a poll taken at a meeting, every ~~qualifying~~ member present and entitled to vote on the resolution has one vote in respect of each Ordinary Share.

21.3
In the case of joint holders the vote of the senior who tenders a vote shall be accepted to the exclusion of the votes of the other joint holders, and seniority shall be determined by the order in which the names of the holders stand in the register ~~of members~~.

21.4
A member in respect of whom an order has been made by any court or official having jurisdiction (whether in the United Kingdom or elsewhere) in matters concerning mental disorder may vote by any person authorised ~~in~~for that ~~behalf~~purpose

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by that court or official and such person may vote by proxy. Evidence to the satisfaction of the Board of the authority of the person claiming the right to vote shall be delivered to the Office, or such other place as is specified in accordance with these Articles for the delivery or receipt of appointments of proxy, not less than 48 hours before the time appointed for holding the meeting or adjourned meeting at which the right to vote is to be exercised (provided that the Company may specify, in any case, that in calculating the period of 48 hours, no account shall be taken of any part of a day that is not a working day). Failure to satisfy the requirements of this Article 21.4 shall cause the right to vote not to be exercisable.
21.5
In the case of an equality of votes, the ~~chairman~~chairperson of the meeting shall not be entitled to a casting vote.

21.6
No member shall have the right to vote at any general meeting or at any separate meeting of the holders of any class of shares, either in person or by representative or proxy, in respect of any share held by ~~him~~them unless all amounts presently payable by ~~him~~them in respect of that share have been paid.

21.7
If at any time the Board is satisfied that any member, or any other person appearing to be interested in shares held by such member, has been duly served with a notice under section 793 of the Companies Act (a “section 793 notice”) and is in default for the prescribed period in supplying to the Company the information thereby required, or, in purported compliance with such a notice, has made a statement which is false or inadequate in a material particular, then the Board may, in its absolute discretion at any time by notice (a “direction notice”) to such member direct that:

(a)
in respect of the shares in relation to which the default occurred (the “default shares”, which expression includes any shares issued after the date of the section 793 notice in respect of those shares) the member shall not be entitled to attend or vote either personally or by proxy at a general meeting or at a separate meeting of the holders of that class of shares or on a poll; and

(b)
where the default shares represent at least 0.25 per cent. in nominal value of the issued shares of their class (calculated exclusive of any shares held in treasury), in respect of the default shares:

(i)
no payment shall be made by way of dividend and no share shall be allotted or distributed pursuant to Articles 39.1, 40.1, and 40.2; and

(ii)
no transfer of any default share shall be registered unless:

(A)
the member is not ~~himself~~themselves in default as regards supplying the information required and it has been proved to the reasonable satisfaction of the Board that no person in default of supplying the information required is interested in any of the shares which are the subject of the transfer; or

(B)
the transfer is an approved transfer.

For the purposes of ensuring this Article 21.7(b)(ii) can apply to all shares held by the member, the Company may in accordance with the Uncertificated Securities Rules, issue a written notification to the Operator or any Depositary of the shares requiring conversion into certificated form of any share held by the member in uncertificated form.
21.8
The Company shall send the direction notice to each other person appearing to be interested in the default shares, but the failure or omission by the Company to do so shall not invalidate such notice.

21.9
Any direction notice shall cease to have effect not more than seven days after the earlier of receipt by the Company of:

(a)
a notice of an approved transfer, but only in relation to the shares transferred; or

(b)
all the information required by the relevant section 793 notice, in a form satisfactory to the Board.

21.10
The Board may at any time send a notice cancelling a direction notice.

21.11
The Company may exercise any of its powers under Article 4.9 in respect of any default share that is held in uncertificated form.

21.12
For the purposes of this Article 21.12 and Articles 21.7, 21.8, 21.9, 21.10 and 21.11:

(a)
a person shall be treated as appearing to be interested in any shares if the member holding such shares has sent to the Company a notification under section 793 of the Companies Act which either:

(i)
names such person as being so interested; or

(ii)
fails to establish the identities of all those interested in the shares, and (after taking into account the said notification and any other relevant section 793 notification) the Company knows or has reasonable cause to believe that the person in question is or may be interested in the shares;

(b)
the prescribed period is 14 days from the date of service of the section 793 notice; and

(c)
a transfer of shares (or depositary interests representing such shares) is an approved transfer if:

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(i)
it is a transfer of shares (or depositary interests representing such shares) pursuant to an acceptance of a takeover offer (within the meaning of section 974 of the Companies Act);

(ii)
the Board is satisfied that the transfer is made pursuant to a sale of the whole of the beneficial ownership of the shares the subject of the transfer to a party unconnected with the member and with any other person appearing to be interested in the shares; or

(iii)
the transfer results from a sale made through ~~a recognised investment exchange as defined in the FSMA or~~ any ~~other stock exchange outside the United Kingdom~~Exchange on which the Company’s shares (or depositary interests representing such shares) are normally traded.

21.13
Nothing contained in Article 21.7, 21.8, 21.9, 21.10 and 21.11 limits the power of the Company under section 794 of the Companies Act.

21.14
Any objection to the qualification of any person voting at a general meeting or on a poll or to the counting of, or failure to count, any vote, must be made at the meeting or adjourned meeting or at the time the poll is taken (if not taken at the meeting or adjourned meeting) at which the vote objected to is tendered. Every vote not disallowed at such meeting shall be valid and every vote not counted which ought to have been counted shall be disregarded. Any objection made in due time shall be referred to the ~~chairman~~chairperson of the meeting whose decision shall be final and conclusive. If a vote is not disallowed by the ~~chairman~~chairperson of the meeting it is valid for all purposes.

~~The Company shall not be bound to enquire whether any proxy or corporate representative votes in accordance with the instructions given to him by the member he represents and if a proxy or corporate representative does not vote in accordance with the instructions of the member he represents the vote or votes cast shall nevertheless be valid for all purposes.~~

21.15
If any votes are counted which ought not to have been counted, or might have been rejected, the error shall not vitiate the result of the voting unless it is pointed out at the same meeting, or any adjournment of the meeting, and, in the opinion of the ~~chairman~~chairperson, it is of sufficient magnitude to vitiate the result of the voting.

22.
PROXIES AND CORPORATE REPRESENTATIVES

22.1
A member is entitled to appoint another person as ~~his~~their proxy to exercise all or any of ~~his~~their rights to attend and to speak and vote at a meeting of the Company in respect of the shares to which the proxy appointment relates. The proxy appointment shall, unless it provides to the contrary, be valid for any adjournment of the meeting as well as for the meeting to which it relates. A proxy need not be a member.

22.2
The appointment of a proxy shall be:

(a)
in the case of a proxy relating to shares in the capital of the Company held in the name of a Depositary, in a form or manner of communication approved by the Board, which may include, without limitation, a voter instruction form to be provided to the Company by certain third parties on behalf of the Depositary. Subject thereto, the appointment of a proxy may be:

(i)
in hard copy form; or

(ii)
in electronic form, to the electronic address provided by the Company for this purpose; or

(b)
in the case of a proxy relating to the shares to which Article 22.2(a) does not apply:

(i)
in any usual form or in any other form or manner of communication which the Board may approve. Subject thereto, the appointment of a proxy may be:

(A)
in hard copy form; or

(B)
in electronic form, to the electronic address provided by the Company for this purpose;

22.3
The appointment of a proxy, whether made in hard copy form or in electronic form, shall be executed by or on behalf of the appointor in such manner as the ~~Directors~~Board may approve, which in the case of a corporation may be either under its common seal or under the hand of a duly authorised officer or other person duly authorised for that purpose or in any other manner authorised by its constitution.

22.4
Without limiting these Articles, the Board may in relation to uncertificated shares:

(a)
approve the appointment of a proxy by means of an electronic communication in the form of an “uncertificated proxy instruction” (a properly ~~authorised~~authenticated dematerialised instruction determined in accordance with the Uncertificated Securities Rules and/or other instruction or notification, which is sent by means of the relevant system and received by such participant in that system acting on behalf of the Company as the Board may prescribe, in such form and subject to such terms and conditions as the Board may prescribe (subject always to the facilities and requirements of the relevant system));

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(b)
approve supplements to, or amendments or revocations of, any such uncertificated proxy instruction by the same means; and

(c)
prescribe the method of determining the time at which any such uncertificated proxy instruction is to be treated as received by the Company or such participant and may treat any such uncertificated proxy instruction which purports to be or is expressed to be sent on behalf of the holder of a share as sufficient evidence of the authority of the person sending that instruction to send it on behalf of that holder.

~~The term~~ “~~properly authenticated dematerialised instruction~~” ~~shall have the meaning given in the Uncertificated Securities Rules.~~
22.5
The Board may, if it thinks fit, but subject to the provisions of the Companies Act, at the Company’s expense (with or without provision for their return prepaid) send hard copy forms of proxy for use at the meeting, or at any separate meeting of the holders of any class of shares, and issue invitations in electronic form to appoint a proxy in relation to the meeting in such form as may be approved by the Board. If, for the purpose of any meeting appointments of proxy or invitations to appoint as proxy a person or one of a number of persons specified in the invitations are issued at the Company’s expense, they shall be issued to all (and not to some only) of the members entitled to be sent a notice of the meeting and to vote at it. The accidental omission or the failure due to circumstances beyond the Company’s control, to send or make available such an appointment of proxy or give such an invitation to, or the non-receipt thereof by, any member entitled to attend and vote, at a meeting shall not invalidate the proceedings at that meeting.

22.6
The appointment of a proxy shall not preclude a member from attending and voting in person at the meeting or poll concerned. A member may appoint more than one proxy to attend on the same occasion, provided that each such proxy is appointed to exercise the rights attached to a different share or shares held by that member. References in these Articles to an appointment of proxy include references to an appointment of multiple proxies.

22.7
Without prejudice to Article 18.14(b) or the second sentence of Article 18.18, the appointment of a proxy shall:

(a)
if in hard copy form, be delivered by hand or by post to the Office or such other place within the United Kingdom as may be specified by or on behalf of the Company for that purpose:

(i)
in the notice convening the meeting; or

(ii)
in any form of proxy sent by or on behalf of the Company in relation to the meeting,

by the time specified by the Board (as the Board may determine, in compliance with the provisions of the Companies Act) in any such notice or form of proxy; and
(b)
if in electronic form, be received at the electronic address to which the appointment of a proxy may be sent by electronic means pursuant to a provision of the Companies Act or to any other address specified by or on behalf of the Company for the purpose of receiving the appointment of a proxy in electronic form:

(i)
in the notice convening the meeting;

(ii)
in any form of proxy sent by or on behalf of the Company in relation to the meeting;

(iii)
in any invitation to appoint a proxy issued by the Company in relation to the meeting; or

(iv)
on a website that is maintained by or on behalf of the Company and identifies the Company,

by the time specified by the Board (as the Board may determine, in compliance with the provisions of the Companies Act) in any such method of notification.
The Board may specify, when determining the dates by which proxies are to be lodged, that no account need be taken of any part of a day that is not a working day.
22.8
Subject to the provisions of the Companies Act, where the appointment of a proxy is expressed to have been or purports to have been sent or supplied by a person on behalf of a holder:

(a)
the Company may treat the appointment as sufficient evidence of that person’s authority to execute the appointment of proxy on behalf of that member; and

(b)
the holder shall, if requested by or on behalf of the Company at any time, send or procure the sending of reasonable evidence of the authority under which the appointment of proxy has been made, sent or supplied (which may include, without limitation, a copy of such authority certified notarially or in some other way approved by the Board), to such address and by such time as may be specified in in the request and, if the request is not complied with in any respect, the appointment of proxy may be treated as invalid.

22.9
Subject to Article 22.8, a proxy appointment which is not delivered or received in accordance with Article 22.7 shall be invalid. Where two or more valid appointments of proxy are delivered or received in respect of the same share in relation

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to the same meeting, the one which was last delivered or received shall, unless otherwise specified in the notice convening the meeting, be treated as replacing and revoking the other or others as regards that share. If the Company is unable to determine which is last delivered or received, or if the Company determines that it has insufficient evidence to decide whether or not a proxy appointment is in respect of the same share, it shall be entitled to determine which proxy appointment (if any) is to be treated as valid. Subject to the Companies Act, the Company may determine at its discretion when a proxy appointment shall be treated as delivered or received for the purposes of these Articles.
22.10
The Company shall not be ~~required~~bound to ~~check that~~enquire whether any proxy or corporate representative votes in accordance with the instructions given to them by the member they represent and if a proxy or corporate representative ~~votes~~does not vote in accordance with any instructions given by the member by whom ~~he is~~they are appointed~~. Any failure to vote as instructed~~, this shall not invalidate the proceedings on the resolution and the vote or votes cast shall nevertheless be valid for all purposes.

22.11
Any corporation which is a member of the Company (the “grantor”) may, by resolution of its directors or other governing body, authorise such person or persons as it thinks fit to act as its representative or representatives at any meeting of the Company or at any separate meeting of the holders of any class of shares. A Director, the secretary or other person authorised for the purpose by the secretary may require all or any of such persons to produce a certified copy of the resolution of authorisation before permitting ~~him~~them to exercise ~~his~~their powers. Such person is entitled to exercise (on behalf of the grantor) the same powers as the grantor could exercise if it were an individual member of the Company. Where a grantor authorises more than one person and more than one authorised person purports to exercise a power in respect of the same shares:

(a)
if they purport to exercise the power in the same way as each other, the power is treated as exercised in that way; and

(b)
if they do not purport to exercise the power in the same way as each other, the power is treated as not exercised.

22.12
The termination of the authority of a person to act as a proxy or duly authorised representative of a corporation does not affect:

(a)
whether ~~he counts~~they count in deciding whether there is a quorum at a meeting;

(b)
the validity of anything ~~he does~~they do as ~~chairman~~chairperson of a meeting;

(c)
the validity of a poll demanded by ~~him~~them at a meeting; or

(d)
the validity of a vote given by that person,

unless notice of the termination was either delivered or received as mentioned in the following sentence at least 24 hours before the start of the relevant meeting or adjourned meeting or (in the case of a poll taken otherwise than on the same day as the meeting or adjourned meeting) the time appointed for taking the poll. Such notice of termination shall be either by means of a document in hard copy form delivered to the Office or to such other place within the United Kingdom as may be specified by or on behalf of the Company in accordance with Article 22.7(a) or in electronic form received at the address specified by or on behalf of the Company in accordance with Article 22.7(b), regardless of whether any relevant proxy appointment was effected in hard copy form or in electronic form.
22.13
A proxy given in the form of a power of attorney or similar authorisation granting power to a person to vote on behalf of a member at forthcoming meetings in general shall not be treated as valid for a period of more than three years, unless a contrary intention is stated in it.

23.
NUMBER ~~AND CLASSIFICATION~~ OF DIRECTORS AND COMPOSITION OF THE BOARD

23.1
Unless otherwise decided by the Board ~~(where, for the period beginning on the date of the unconditional adoption of these Articles and ending at the first annual meeting of members of the Company following the completion of the Company~~’~~s second full fiscal year, such decision must be taken unanimously),~~, the number of ~~directors~~Directors shall be ~~9.~~ [ten].

~~23.1~~23.2
The composition of the Board (and, if applicable, each ~~director~~Director) will satisfy the requirements of applicable law and ~~any securities exchange on which the Company~~’~~s securities are listed. Each director shall be able to understand and speak English sufficiently to be able to participate fully in all meetings of the Board.~~the Relevant Rules.

~~23.2~~
~~The continuing directors or sole continuing director may act notwithstanding any vacancies in their number, but, if there is only one continuing director, the continuing director may act only for the purpose of filling vacancies or of calling a general meeting, but not for any other purpose.~~

~~23.3~~
~~The directors in office immediately following the unconditional adoption of these Articles shall be appointed for a term that will expire at the first annual meeting of members of the Company following the completion of the Company~~’~~s second full fiscal year.~~

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24.
APPOINTMENT AND RE-APPOINTMENT OF DIRECTORS

24.1
Subject to ~~the~~these Articles~~,~~ (including but not limited to below), any person who is willing to act as a ~~director~~Director, and is permitted by law to do so, may be appointed to be a ~~director:~~

~~(a)~~
~~by ordinary~~ Director (either to fill a vacancy or as an additional Director) pursuant to Article 24.6 below, provided that notice is given of the resolution~~;~~

~~(b)~~
~~at a general meeting called under article 16.4;~~

~~(c)~~
~~by a decision of~~identifying the ~~directors.~~

~~24.2~~
~~Subject to the Companies Act, the directors may enter into an agreement or arrangement with any director for the provision of any services outside the scope of the ordinary duties of a director. Any such agreement or arrangement may be made on such terms and conditions as (subject to the Act) the directors think fit and (without prejudice to any other provision of the articles) they may remunerate any such director for such services as they think fit.~~

~~24.3~~
~~No~~ person ~~shall be appointed a Director at any annual general meeting unless:~~ concerned by name and:

(a)
he is nominated by the Board; or

(b)
notice in respect of that person is given by a member qualified to vote at the meeting ~~(other than the person to be proposed) has been received by the Company~~ in accordance with Article ~~20.1~~20.1 and Article ~~20.4~~20.4 or section 338 of the Companies Act of the intention to nominate that person for appointment stating the particulars which would, if ~~he~~they were so appointed, be required to be included in the Company’s register of directors, together with notice by that person of ~~his~~their willingness to be appointed.

~~24.4~~
~~The directors may require that any notice of a proposed director by a member include additional disclosure regarding such proposed director, including such person~~’~~s interest in the Company.~~

24.2
Subject to these Articles and without prejudice to the power of the Company to appoint any person as a Director in accordance with Article 24.1, the board may appoint as a Director any person who is willing to act as such.

24.3
The Directors shall stand for appointment or re-appointment at each annual general meeting of the Company. Each Director shall hold office until the earlier of:

(a)
the end of the date of a general meeting of the Company at which it is proposed to vote for the appointment or re-appointment of Directors if he or she fails to be appointed or re-appointed at such general meeting in accordance with Article 24.6, (unless, in the case of such a general meeting where the number of nominees does not exceed the number of Directors to be appointed or re-appointed, the Board resolves that such Director should remain a Director; provided that the Director in question does not participate in any consideration or vote on the matter); or

(b)
the date on which he or she ceases to be a Director in accordance with Article 30,

whereupon, in each case, such Director’s appointment shall terminate.
24.4
If at the end of an annual general meeting there would otherwise be no Directors, each person to whom Article 24.3 applies:

(a)
shall remain in office as a Director until someone else who was not a Director at the commencement of that meeting is appointed as a Director by the Company in general meeting, when they will cease to be a Director; and

(b)
may, in their capacity as a Director for so long as they remain in office in accordance with this paragraph, act (with any other persons to whom this paragraph applies as a board) only:

(i)
for the purposes of convening and holding a general meeting to appoint Directors; and

(ii)
as they consider necessary or appropriate in order to comply with any legal or regulatory requirement applicable to the Company or the Directors or to them as a Director.

24.5
Except as otherwise authorised by the Companies Act, a motion for the appointment of two or more persons as Directors by a single resolution shall not be made unless a resolution that it should be so made has first been agreed to by the meeting without any vote being given against it.

24.6
~~In the event that at a general meeting it is proposed to vote upon a number of the resolutions for the appointment of a person as a Director (each a~~ “~~Director Resolution~~”~~) that exceeds the total number of Directors that are to be appointed to the Board at that meeting (the~~ “~~Board Number~~”~~), the persons that shall be appointed~~

(a)
At a general meeting of the Company where it is proposed to vote for the appointment or re-appointment of Directors, each Director shall be appointed or re-appointed by a vote of a majority of the votes cast with respect to that Director’s appointment (in person or represented by proxy) and entitled to vote on the appointment of

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Directors. Notwithstanding the foregoing, if the number of nominees exceeds the total number of Directors to be appointed or re-appointed at such general meeting as of the date that is ten (10) days prior to the date the Company files its definitive proxy statement with the Securities and Exchange Commission (regardless of whether or not the proxy statement is thereafter revised or supplemented), then each Director shall be appointed or re-appointed by a plurality of the votes cast (in person or represented by proxy) and entitled to vote on the appointment of Directors.
(b)
For purposes of this section:

(i)
“majority of the votes cast” means that the number of shares voted “for” a Director exceeds the number of shares voted “against” a Director (with “abstentions” and “broker non-votes” not counted as a vote cast either “for” or “against” that Director’s appointment); and

~~24.6~~(ii)
“plurality of the votes cast” means that the persons who shall be appointed as Directors shall first be the person who receives the greatest number of “for” votes (whether or not a majority of those are votes cast ~~in respect of~~“for” that Director~~Resolution), and~~), then ~~shall~~ second shall be the person who receives the second greatest number of “for” votes (whether or not a majority of those votes are cast ~~in respect of~~”for” that Director ~~Resolution~~), and so on, until the number of ~~Directors~~directors so appointed equals the ~~Board Number~~total number of Directors to be appointed or re-appointed at that general meeting.

~~24.7~~
~~Subject to the provisions of these Articles, the Company may by ordinary resolution appoint a person who is willing to act as a Director, and is permitted by law to do so, to be a Director, either to fill a vacancy or as an additional Director. Any Director elected in accordance with this Article 24.7 shall hold office for the remainder of the full term of the class of Directors in which the vacancy occurred or to which the new Director is appointed, until his successor is appointed or until his earlier resignation or removal in accordance with Article 30.1.~~

~~24.8~~
~~The Board may appoint a person who is willing to act as a Director and is permitted by law to do so, either to fill a vacancy or as an additional Director. Any Director elected in accordance with this Article 24.8 shall hold office for the remainder of the full term of the class of Directors in which the vacancy occurred or to which the new Director is appointed, until his successor is appointed or until his earlier resignation or removal in accordance with Article 30.1.~~

(c)
If, at a general meeting where the number of nominees does not exceed the total number of Directors to be appointed or re-appointed at that general meeting, (a) an incumbent Director fails to be appointed pursuant to this Article 24.6 and the Board does not resolve that such Director should remain a Director in accordance with Article 24.3, or (b) a nominee for Director is not appointed and the nominee is not an incumbent Director, then, in each case, the remaining members of the Board may fill the resulting vacancy pursuant to Article 24.2 above.

~~24.9~~24.7
A Director shall not be required to hold any shares in the capital of the Company by way of qualification.

~~24.10~~24.8
All acts done by:

(a)
a meeting of the ~~directors~~Board;

(b)
a meeting of a committee of the ~~directors~~Board;

(c)
written resolution of the ~~directors~~Directors; or

(d)
a person acting as a ~~director~~Director, or a committee,

shall be valid notwithstanding that it is discovered afterwards that there was a defect in the appointment of a person or persons acting or that any of them were disqualified from holding office, had ceased to hold office or were not entitled to vote on the matter in question.
25.
DIRECTORS’ FEES AND EXPENSES

25.1
Unless otherwise determined by the Company by ordinary resolution, there shall be paid to the Directors (other than alternate Directors and Directors employed by the ~~company~~Company in an executive capacity) such fees for their services in the office of Director as the ~~Directors~~Board may from time to time determine (or as the Company may decide by ordinary resolution). ~~The total fees will be divided among the directors in the proportions that the Directors decide. If no decision is made, the total fees will be divided equally.~~ The fees shall be deemed to accrue from day to day and shall be distinct from and additional to any remuneration or other benefits which may be paid or provided to any Director pursuant to any other provision of these Articles.

25.2
Subject to the Companies Act and ~~the~~these Articles, Directors’ fees may be payable in any form and, in particular, the ~~Directors~~Board may arrange for part of a fee payable under this Article 25 to be provided in the form of fully paid shares of the Company. The amount of the fee payable in this way is at the ~~Directors’~~Board’s discretion. The amount of the fee will be applied to purchase or subscribe for shares on behalf of the Director.

25.3
Unless the ~~Directors decide~~Board decides otherwise, a Director is not accountable to the Company for any remuneration

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which ~~he receives~~they receive as a ~~director~~Director or other officer or employee of the Company’s subsidiary undertakings or of any other body corporate in which the Company is interested.
25.4
The Directors may also be paid all reasonable travelling, hotel and other expenses properly incurred by them in connection with their attendance at meetings of the ~~Directors~~Board, or of committees of the Board, or general meetings or separate meetings of the holders of any class of shares or debentures of the Company or otherwise in connection with the discharge of their duties as Directors.

25.5
Subject to the Companies Act, the ~~Directors~~Board may make arrangements to provide a ~~director~~Director with funds to meet expenditure incurred (or to be incurred) by ~~him~~them for the purposes of the Company; or enabling ~~him~~them to properly perform ~~his~~their duties as an officer of the Company; or enabling ~~him~~them to avoid incurring any such expenditure.

25.6
~~Any~~Subject to the Companies Act, the Board may enter into an agreement or arrangement with any Director for the provision of any services outside the scope of the ordinary duties of a Director, including but not limited to any Director who holds any executive office or who serves on any committee of the Board ~~or who performs services which the Board considers go beyond the ordinary duties of a Director~~. Any such agreement or arrangement may be ~~paid such special remuneration~~made on such terms and conditions as (subject to the Companies Act) the Board thinks fit and (without prejudice to any other provision of these Articles) they may remunerate any such Director for such services (whether by way of bonus, commission, participation in profits or otherwise) as ~~the Board may determine.~~it thinks fit. The Board may revoke or vary any such appointment but without prejudice to any rights or claims which the person whose appointment is revoked or varied may have against the Company because of the revocation or variation

26.
[RESERVED]

27.
POWERS OF THE BOARD

~~26.1~~
~~[RESERVED]~~

~~27.1~~
~~POWERS OF THE BOARD~~

27.1
Subject to the provisions of the Companies Act, these Articles and to any directions given by special resolution to take, or refrain from taking, any specified action, the business of the Company shall be managed by the Board who may exercise all the powers of the Company, including without limitation the power to dispose of all or any part of the undertaking of the Company. No alteration of these Articles and no such direction shall invalidate any prior act of the Board which would have been valid if that alteration had not been made or that direction had not been given. The powers given by Articles 27.1 to 27.3 inclusive shall not be limited by any special power given to the Board by these Articles, and a meeting of the Board at which a quorum is present may exercise all powers exercisable by the Board.

27.2
The Board may exercise the voting power conferred by the shares in any body corporate held or owned by the Company in such manner in all respects as it thinks fit (including without limitation the exercise of that power in favour of any resolution appointing its members or any of them as directors of such body corporate, or voting or providing for the payment of remuneration or the provision of indemnification to the directors of such body corporate).

27.3
The Board may decide to make provision for the benefit of persons employed or formerly employed by the Company or any of its Subsidiaries (other than a Director or former Director or shadow Director) in connection with the cessation or transfer to any person of the whole or part of the undertaking of the Company or that Subsidiary.

27.4
The Board may exercise all the powers of the Company to borrow money and to mortgage or charge all or part of the undertaking, property and assets (present or future) and uncalled capital of the Company and, subject to the Companies Act, to issue debentures and other securities, whether outright or as collateral security for a debt, liability or obligation of the Company or of a third party.

28.
compliance with ~~NASDAQ~~RELEVANT rules

28.1
For as long as the Ordinary Shares are listed on any Exchange in the ~~NASDAQ~~United States, the Company shall comply with all ~~NASDAQ~~ corporate governance standards ~~set forth in Section 3~~required by the Relevant Rules of ~~the NASDAQ Listed Company Manual~~such Exchange applicable to non-controlled domestic U.S. issuers, regardless of whether the Company is a foreign private issuer.

29.
DELEGATION OF DIRECTORS’ POWERS

29.1
Subject to the provisions of these Articles, the Directors may delegate any of the powers which are conferred on them under these Articles:

(a)
to a committee consisting of one or more Directors and (if thought fit) one or more other persons, to such an extent and on such terms and conditions as the Board thinks fit; or

(b)
to such person by such means (including by power of attorney), to such an extent, and on such terms and conditions,

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as they think fit including delegation to any Director holding any executive office such of its powers as the Board considers desirable to be exercised by ~~him~~them.
Any such delegation shall, in the absence of express provision to the contrary in the terms of delegation, be deemed to include authority to sub-delegate to one or more Directors (whether or not acting as a committee) or to any employee or agent of the Company all or any of the powers delegated and may be made subject to such conditions as the Board may specify, and may be revoked or altered.
29.2
The power to delegate under Article 29.1 includes the power to delegate the determination of any fee, remuneration or other benefit which may be paid or provided to any Director.

29.3
The Board may appoint any person to any office or employment having a designation or title including the word “director” or attach to any existing office or employment with the Company such a designation or title and may terminate any such appointment or the use of any such designation or title. The inclusion of the word “director” in the designation or title of any such office or employment shall not imply that the holder is a Director, and the holder shall not thereby be empowered in any respect to act as, or be deemed to be, a Director for any of the purposes of these Articles.

Committees
29.4
Subject to Article 29.5, the proceedings of any committee appointed under paragraph (a) of Article 29.1 with two or more members shall be governed by such of these Articles as regulate the proceedings of ~~Directors~~the Board so far as they are capable of applying, and the quorum at a meeting of any such committee may be fixed by the Board and unless so fixed shall be two.

29.5
The ~~Directors~~Board may make rules regulating the proceedings of such committees. For as long as the Ordinary Shares are listed on ~~the NASDAQ~~any Exchange, all committees shall comply with the ~~applicable rules of the NASDAQ~~Relevant Rules applicable to non-controlled domestic US issuers~~.~~ for such Exchange. The ~~directors~~Board may otherwise make rules of procedure for all or any committees, which prevail over rules derived from ~~the~~these Articles.

30.
DISQUALIFICATION AND REMOVAL OF DIRECTORS

30.1
A person ceases to be a Director if:

(a)
the period expires, if ~~he has~~they have been appointed for a fixed period;

(b)
~~he~~they ceases to be a Director by virtue of any provision of the Companies Act (including, without limitation, section 168 of the Companies Act) or ~~he becomes~~they become prohibited by law from being a Director;

(c)
~~he is~~they are deemed unfit or has otherwise been requested to be removed from office by any regulatory authority in any applicable jurisdiction;

(d)
~~he becomes~~they become bankrupt or ~~makes~~make any arrangement or composition with ~~his~~their creditors generally;

(e)
a registered medical practitioner who is treating that person gives a written opinion to the Company stating that that person has become physically or mentally incapable of acting as a Director and may remain so for more than three months;

~~(f)~~
~~by reason of his mental health a court makes an order which wholly or partly prevents him from personally exercising any powers or rights he would otherwise have;~~

(f)
~~he resigns his~~they resign their office by notice in writing to the Company and such resignation has taken effect in accordance with its terms;

~~(h)~~(g)
in the case of a Director who holds any executive office, ~~his~~their appointment as such is terminated or expires and the Board resolves that ~~he~~they should cease to be a Director;

~~(i)~~(h)
~~he is~~they are absent for more than six consecutive months without permission of the Board from meetings of the Board held during that period and the Board resolves that ~~he~~they should cease to be a Director; or

(j)(i)
~~he dies~~they die.

30.2
A unanimous resolution of the ~~directors~~Directors (excluding the ~~director~~Director the subject of this Article) declaring a ~~director~~Director to have ceased to be a ~~director~~Director under the terms of this Article is conclusive as to the fact and grounds of cessation stated in the resolution.

30.3
If a ~~director~~Director ceases to be a ~~director~~Director for any reason, ~~he~~they shall cease to be a member of any committee of the ~~directors~~Board.

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31.
EXECUTIVE DIRECTORS

31.1
Subject to the provisions of the Companies Act, the ~~Directors~~Board may appoint one or more of their number to the office of chief executive or to any other executive office of the Company (including, without limitation, to hold the office of president and/or treasurer but excluding that of auditor) and any such appointment may be made for such terms, at such remuneration and on such other conditions as the ~~Directors think fit. The Company may enter into an agreement or arrangement with any such Director for his employment by the Company or for the provision by him of any services outside the scope of the ordinary duties of a Director. The Board may revoke or vary any such appointment but without prejudice to any rights or claims which the person whose appointment is revoked or varied may have against the Company because of the revocation or variation.~~ Board thinks fit.

31.2
Any appointment of a Director to an executive office shall terminate if ~~he ceases~~they cease to be a Director but without prejudice to any rights or claims which ~~he~~they may have against the Company by reason of that cessation. A Director appointed to an executive office shall not cease to be a Director merely because ~~his~~their appointment to such executive office terminates.

31.3
The emoluments of any Directors holding executive office for ~~his~~their services shall be determined by the Board~~,~~ in accordance with Article 25.6, and may be of any description, including without limitation admission to, or continuance of, membership of any scheme (including any share acquisition scheme) or fund instituted or established or financed or contributed to by the Company for the provision of pensions, life assurance or other benefits for employees or their dependants, or the payment of a pension or other benefits to ~~him~~them or ~~his~~their dependants on or after retirement or death, apart from membership of any such scheme or fund.

32.
DIRECTORS’ INTERESTS

32.1
For the purposes of these Articles (i) a conflict of interest includes (x) a conflict of interest and duty and (y) a conflict of duties and (ii) interest includes both direct and indirect interests.

32.2
A ~~director~~Director shall be authorised for the purposes of section 175 of the Companies Act to act or continue to act as a ~~director of the Company~~Director notwithstanding that at the time of ~~his~~their appointment or subsequently ~~he~~they also ~~holds~~hold office as a director of, or holds any other office, employment or engagement with, any other member of the Group.

32.3
For the purposes of section 175 of the Companies Act, the Board may (subject to such terms and conditions, if any, as the Board may think fit to impose from time to time, and always subject to the Board’s right to vary or terminate such authorisation) authorise, to the fullest extent permitted by law:

(a)
any matter proposed to it in accordance with these Articles which would, if not so authorised, involve a breach of duty by a Director under that section, including, without limitation, any matter which relates to a situation in which a Director has, or can have, an interest which conflicts, or possibly may conflict, with the interests of the Company or which may reasonably be regarded as likely to give rise to a conflict of interest; and

(b)
a Director to accept or continue in any office, employment or position in addition to ~~his~~their office as a Director and, without prejudice to the generality of Article 32.3(a), may authorise the manner in which a conflict of interest arising out of such office, employment or position may be dealt with, either before or at the time that such a conflict of interest arises, provided that any such authorisation will be effective only if:
(i)
any requirement as to quorum at the meeting at which the matter is considered is met without counting the Director in question or any other interested Director; and

(ii)
the matter was agreed to without such Director voting or would have been agreed to if such Director’s votes had not been counted.

The Board may (whether at the time of the giving of the authorisation or subsequently) make any such authorisation subject to any limits or conditions it expressly imposes but such authorisation is otherwise given to the fullest extent permitted. The Board may vary or terminate any such authorisation at any time.
32.4
Subject to the provisions of the Companies Act, and provided that ~~he has~~they have disclosed to the Board the nature and extent of any material interest of ~~his~~theirs (unless the circumstances referred to in section 177(5) or section 177(6) of the Companies Act apply, in which case no disclosure is required), a Director notwithstanding ~~his~~their office:

(a)
may be a party to, or otherwise interested in, any transaction or arrangement with the Company or in which the Company is otherwise (directly or indirectly) interested;

(b)
may (or any firm of which ~~he is~~they are a member may) act in a professional capacity for the Company (otherwise than as auditor) or any other body in which the Company is otherwise interested and ~~he~~they or ~~his~~their firm shall be entitled to remuneration for professional services as if ~~he~~they were not a Director; and

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(c)
may be a Director or other officer of, or employed by, or a party to any transaction or arrangement with, or otherwise interested in, any undertaking:

(i)
in which the Company is (directly or indirectly) interested as shareholder, member, partner or otherwise; or

(ii)
with which ~~he has~~they have such a relationship at the request or direction of the Company.

32.5
A Director shall not, by reason of ~~his~~their office, be accountable to the Company for any remuneration or other benefit which ~~he derives~~they derive from any office or employment or from any transaction or arrangement or from any interest in any undertaking:

(a)
the acceptance, entry into or existence of which has been authorised by the Board pursuant to Article 32.2 (subject, in any case, to any limits or conditions to which such authorisation was subject); or

(b)
which ~~he is~~they are permitted to hold or enter into by virtue of paragraphs (a), (b) or (c) of Article 32.4,

nor shall the receipt of any such remuneration or other benefit constitute a breach of ~~his~~their duty under section 176 of the Companies Act;
32.6
Any disclosure required by Article 32.4 may be made at a meeting of the Board, by notice in writing or by general notice or otherwise in accordance with section 177 of the Companies Act.

32.7
A Director shall be under no duty to the Company with respect to any information which ~~he obtains~~they obtain or has obtained otherwise than as a Director and in respect of which ~~he owes~~they owe a duty of confidentiality to another person. However, to the extent that ~~his~~their relationship with that other person gives rise to a conflict of interest or possible conflict of interest, this Article 32.7 applies only if the existence of that relationship has been authorised by the Board pursuant to Article 32.2. In particular, the Director shall not be in breach of the general duties ~~he owes~~they owe to the Company by virtue of sections 171 to 177 of the Companies Act because ~~he fails~~they fail:

(a)
to disclose any such information to the Board or to any Director or other officer or employees of the Company; and/or

(b)
to use or apply any such information in performing ~~his~~their duties as a Director.

32.8
Where the existence of a Director’s relationship with another person or undertaking has been authorised by the Board pursuant to Article 32.2 and ~~his~~their relationship with that person or undertaking gives rise to a conflict of interest or possible conflict of interest, the Director shall not be in breach of the general duties ~~he owes~~they owe to the Company by virtue of sections 171 to 177 of the Companies Act because ~~he~~they:

(a)
absents ~~himself~~themselves from meetings of the Board at which any matter relating to the conflict of interest or possible conflict of interest will or may be discussed or from the discussion of any such matter at a meeting or otherwise; and/or

(b)
makes arrangements not to receive documents and information relating to any matter which gives rise to the conflict of interest or possible conflict of interest sent or supplied by the Company and/or for such documents and information to be received and read by a professional adviser, for so long as ~~he~~they reasonably ~~believes~~believe such conflict of interest or possible conflict of interest subsists, ~~provided that~~ provided that if a majority of the Independent Directors of the Company so determine (excluding any Independent Director who is conflicted in respect of the particular matter), such conflicted ~~director~~Director may be permitted to participate in the relevant meeting (or part thereof), and to receive documents and information relating to the matter, but not to vote (save to the extent that such participation or access to such documents and information would constitute a breach of applicable competition law or regulation~~.~~).
32.9
The provisions of Articles 32.7 and 32.8 are without prejudice to any equitable principle or rule of law which may excuse the Director from:

(a)
disclosing information, in circumstances where disclosure would otherwise be required under these Articles; or

(b)
attending meetings or discussions or receiving documents and information as referred to in Article 32.8, in circumstances where such attendance or receiving such documents and information would otherwise be required under these Articles.

32.10
For the purposes of Article 32.4:

(a)
a general notice given to the ~~Directors~~Board that a Director is to be regarded as having an interest of the nature and extent specified in the notice in any transaction or arrangement in which a specified person or class of persons is interested shall be deemed to be a disclosure that the Director has an interest in any such transaction of the nature and extent so specified;

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(b)
an interest of which a Director has no knowledge and of which it is unreasonable to expect ~~him~~them to have knowledge shall not be treated as an interest of ~~his~~theirs; and

(c)
a Director shall be deemed to have disclosed the nature and extent of an interest which consists of ~~him~~them being a Director, officer or employee of any undertaking in which the Company is interested.

33.
PROCEEDINGS OF DIRECTORS

33.1
Subject to the provisions of these Articles, the Board may regulate their proceedings as they think fit.

33.2
A Director may, and the secretary at the request of a Director shall, call a meeting of the Board or a committee of the Board by giving notice to each Director. A notice of a meeting of the Board shall be deemed to be properly given to a Director if given to ~~him~~them personally or by word of mouth, or sent in hard copy to ~~him~~them at ~~his~~their last known address or any other address (if any) as may for the time being be specified by ~~him~~them or on ~~his~~their behalf to the Company for this purpose or sent in electronic form to such address (if any) for the time being specified by ~~him~~them or on ~~his~~their behalf to the Company for this purpose. Any Director may waive the requirement for notice of a meeting and any such waiver may be retrospective. Any notice pursuant to this Article 33.2 need not be in writing if the Board so determines and any such determination may be retrospective.

33.3
Questions arising at a meeting shall be decided by a majority of votes of the Directors present at such meeting who are entitled to vote on such question. A Director who is also an alternate Director shall be entitled in the absence of ~~his~~their appointor to a separate vote on behalf of ~~his~~their appointor in addition to ~~his~~their own vote, and an alternate Director who is appointed by two or more Directors shall be entitled to a separate vote on behalf of each of ~~his~~their appointors in the appointors’ absence.

33.4
No business shall be transacted at any meeting of the Board unless a quorum is present. The quorum at a meeting of the Board shall be a majority of the Directors then in office. Any Director who ceases to be a Director at a Board meeting may continue to be present and to act as a Director and be counted in the quorum until the termination of the Board meeting if no Director objects. A Director shall not be counted in the quorum present in relation to a matter or resolution on which ~~he is~~they are not entitled to vote (or when ~~his~~their vote cannot be counted) but shall be counted in the quorum present in relation to all other matters or resolutions considered or voted on at the meeting. An alternate Director, who is not ~~himself~~themselves a Director shall, if ~~his~~their appointor is not present but is entitled to be counted in the quorum, be counted in the quorum.

33.5
The Directors may at any time elect from their number, and remove, a ~~chairman~~chairperson of the Board and a ~~deputy chairman.~~senior independent director. Unless ~~he is~~they are unwilling to do so, the Director appointed as ~~chairman~~chairperson, or in ~~his~~their stead the Director appointed as ~~deputy chairman~~senior independent director, shall preside at all meetings of the Board at which ~~he is~~they are present. If there is no Director holding either office, or if neither the ~~chairman~~chairperson nor the ~~deputy chairman~~senior independent director is present within five minutes after the time appointed for the meeting, or if the ~~chairman~~chairperson or ~~deputy chairman~~senior independent director is not willing to preside, the Directors present may choose one of their number to be ~~chairman~~chairperson of the meeting.

33.6
All acts done by a meeting of the Board, or of a committee of the Board, or by a person acting as a Director, shall, notwithstanding that it may afterwards be discovered that there was a defect in the appointment of any Director, any member of the committee or that any of them were disqualified from holding office, or had vacated office, or were not entitled to vote, or that the meeting was not quorate (provided that the Directors present at the inquorate meeting believed, in good faith, that the meeting was quorate and made all such enquiries as were reasonable in the circumstances to establish that the meeting was quorate), be as valid as if every such person had been duly appointed and was qualified and had continued to be a Director and had been entitled to vote and that the meeting was quorate.

33.7
A resolution in writing agreed to by all the Directors entitled to receive notice of a meeting of the Board or of a committee of the Board and who would be entitled to vote (and whose vote would have been counted) on the resolution at a meeting of the Board or of a committee of the Board shall (if that number is sufficient to constitute a quorum) be as valid and effectual as if it had been passed at a meeting of the Board or (as the case may be) of that committee, duly convened and held. A resolution in writing is adopted when the Company receives from all such Directors a document indicating their agreement to the proposed resolution either by being signed or otherwise authenticated in the manner permitted by the Companies Act for a document in the relevant form, sent in either hard copy or electronic form (including by facsimile transmission, email, electronic board portal or other electronic means of whatever nature approved by the Board from time to time) to such address (if any) for the time being specified by the Company for that purpose. A resolution agreed to by an alternate Director need not also be agreed to by ~~his~~their appointor and, if it is agreed to by a Director who has appointed an alternate Director, it need not also be agreed to by the alternate Director in that capacity.

33.8
Without prejudice to Article 33.1, a meeting of the Board or of a committee of the Board may consist of a conference between Directors who are not all in one place, but each of whom is able (whether directly or by conference telephone or

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by any other form of communication equipment) to hear each of the other participating Directors, and to speak to and be heard by each of the others simultaneously. A Director taking part in such a conference shall be deemed to be present in person at the meeting and shall be entitled to vote and be counted in the quorum accordingly and the word “meeting” in these Articles shall be construed accordingly. Such meeting shall be deemed to take place where it is convened to be held or (if no Director is present in that place) where the largest group of those participating is assembled, or, if there is no such group, where the ~~chairman~~chairperson of the meeting is located.
33.9
Except as otherwise provided by these Articles, a Director shall not vote at a meeting of the Board or a committee of the Board on any resolution concerning a matter in which ~~he has~~they have, directly or indirectly, an interest (other than an interest in shares, debentures or other securities of, or otherwise in or through, the Company) which can reasonably be regarded as likely to give rise to a conflict with the interests of the Company, unless ~~his~~their interest arises only because the resolution falls within one or more of the following matters:

(a)
the giving of a guarantee, security or indemnity in respect of money lent to, or an obligation incurred by ~~him~~them at the request of, or for the benefit of, the Company or any of its subsidiary undertakings;

(b)
the giving of a guarantee, security or indemnity in respect of a debt or obligation of the Company or any of its subsidiary undertakings for which the ~~director~~Director has assumed responsibility (in whole or in part and whether alone or jointly with others) under a guarantee or indemnity or by the giving of security;

(c)
a proposal for the ~~giving~~Company: (i) to ~~him of any other~~ provide them with an indemnity ~~which is on substantially the same terms as indemnities given or~~ permitted by applicable law; (ii) to ~~be given~~provide them with funds in circumstances permitted by applicable law to ~~all of the other directors and/or to the funding by the Company of his~~meet their defence expenditure ~~on defending~~in respect of any civil or criminal proceedings or ~~the doing by the Company of~~regulatory investigation or other regulatory action or in connection with any application for any category of relief permitted by applicable law; or (iii) to do anything to enable ~~him~~them to avoid incurring any such expenditure ~~where all other directors have been given or are to be given substantially the same arrangements~~;

(d)
a contract, arrangement, transaction or proposal concerning an offer of shares, debentures or other securities of the Company or any of its subsidiary undertakings for subscription, purchase or exchange, in which offer ~~he is~~they are or may be entitled to participate as holder of securities or in the underwriting or sub-underwriting of which ~~he is~~they are to participate;

(e)
a contract, arrangement, transaction or proposal concerning any other undertaking in which ~~he~~they or any person connected with ~~him~~them is interested, directly or indirectly, and whether as an officer, shareholder, member, partner, creditor or otherwise if ~~he~~they and any persons connected with ~~him~~them do not to ~~his~~their knowledge hold an interest (as that term is used in sections 820 to 825 of the Companies Act) representing one per cent. or more of either any class of the equity share capital of such undertaking (or any other undertaking through which ~~his~~their interest is derived) or of the voting rights available to shareholders, members, partners or equivalent of the relevant undertaking (or any interest being deemed for the purpose of this Article 33.9 to be likely to give rise to a conflict with the interests of the Company in all circumstances);

(f)
a contract, arrangement, transaction or proposal for the benefit of employees and ~~directors~~Directors and/or former employees and ~~directors~~Directors of the Company or any of its subsidiary undertakings and/or members of their families (including a spouse or civil partner or a former spouse or former civil partner) or any person who is or was dependent on such persons, including but without being limited to a retirement benefits scheme and an employees’ share scheme, which does not accord to any ~~director~~Director any privilege or advantage not generally accorded to the employees and/or former employees to whom such arrangement relates; and

(g)
a contract, arrangement, transaction or proposal concerning any insurance against any liability which the Company is empowered to purchase or maintain for, or for the benefit of, any Directors or for persons who include Directors.

33.10
The Company may by ordinary resolution suspend or relax to any extent, either generally or in respect of any particular matter, any provision of these Articles prohibiting a Director from voting at a meeting of the ~~Directors~~Board or of a committee of the ~~Directors~~Board or ratify any transaction not duly authorised by reason of contravention of any such provision. The Board may suspend or relax to any extent, in respect of any particular matter, any provision of these Articles prohibiting a Director from voting at a meeting of the ~~Directors~~Board or of a committee of the ~~Directors~~Board.

33.11
Where proposals are under consideration concerning the appointment (including without limitation fixing or varying the terms of appointment) of two or more Directors to offices or employments with the Company or any undertaking in which the Company is interested, the proposals may be divided and considered in relation to each Director separately In such cases each of the Directors concerned shall be entitled to vote in respect of each resolution except that concerning ~~his~~their own appointment.

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33.12
If a question arises at a meeting of the ~~Directors~~Board, or a meeting of a committee of the ~~Directors~~Board, as to the right of a Director to vote, the question may, before the conclusion of the meeting, be decided by a resolution of a majority of Directors present at the meeting (other than the Director concerned and any other Director having a like interest as such Director) and such resolution shall be final and conclusive.

34.
MINUTES

34.1
The Directors shall cause minutes to be made in books kept for the purpose:

(a)
of all appointments of officers made by the Directors; and

(b)
of all proceedings at meetings of the Company, of the holders of any class of shares in the capital of the Company, and of the Board, and of committees of the Board, including the names of the Directors present at each such meeting.

34.2
Any such minutes, if purporting to be signed by the ~~chairman~~chairperson of the meeting to which they relate or of the meeting at which they are read, shall be sufficient evidence without any further proof of the facts therein stated.

35.
SECRETARY

Subject to the provisions of the Companies Act, the ~~secretary~~Company Secretary of the Company shall be appointed by the Board for such term, at such remuneration and on such other conditions as they think fit. Any ~~secretary~~such Company Secretary so appointed may be removed by the Board but without prejudice to any claim for damages for breach of any contract of service between ~~him~~them and the Company.
36.
THE SEAL

36.1
The seal, if any, shall be used only by the authority of a resolution of the Board or of a committee of the Board. The Board may determine whether any instrument to which the seal is affixed, shall be signed and, if it is to be signed, who shall sign it. Unless otherwise determined by the Board:

(a)
share certificates and, subject to the provisions of any instrument constituting the same, certificates issued under the seal in respect of any debentures or other securities, need not be signed and any signature may be applied to any such certificate by any mechanical, electronic or other means or may be printed on it; and

(b)
every other instrument to which the seal is affixed shall be signed by two authorised persons or by a Director in the presence of a witness who attests the signature and for this purpose an authorised person is any Director or the secretary of the Company.

36.2
Any document may be executed under the seal by impressing the seal by mechanical means or by printing the seal or a facsimile of it on the document or by applying the seal or a facsimile of it by any other means to the document. A document executed, with the authority of a resolution of the Board, in any manner permitted by section 44(2) of the Companies Act and expressed (in whatever form of words) to be executed by the Company has the same effect as if executed under the seal.

36.3
Subject to the provisions of the Companies Act, the Company may have an official seal for use in any place.

37.
REGISTERS

37.1
Subject to the provisions of the Companies Act, the Company may keep an overseas or local register in any place, and the Board may make, amend and revoke any regulations it thinks fit about the keeping of that register.

37.2
Any Director or the secretary or any other person appointed by the Board for the purpose shall have power to authenticate and certify as true copies of and extracts from:

(a)
any document comprising or affecting the constitution of the Company, whether in hard copy form or electronic form;

(b)
any resolution passed by the Company, the holders of any class of shares in the capital of the Company, the Board or any committee of the Board, whether in hard copy form or electronic form; and

(c)
any book, record and document relating to the business of the Company, whether in hard copy form or electronic form (including without limitation the accounts).

If certified in this way, a document purporting to be a copy of a resolution, or the minutes or an extract from the minutes of a meeting of the Company, the holders of any class of shares in the capital of the Company, the Board or a committee of the Board, whether in hard copy form or electronic form, shall be conclusive evidence in favour of all persons dealing with the Company in reliance on it or them that the resolution was duly passed or that the minutes are, or the extract from the minutes is, a true and accurate record of any proceedings at a duly constituted meeting.
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38.
DIVIDENDS

38.1
The rights as regarding income attaching to the Ordinary Shares shall be as set out in this Article.

38.2
Each Ordinary Share shall be entitled to receive all of the distributable profits available and declared by the ~~Directors~~Board for distribution by way of a dividend amongst the holders of the Ordinary Shares. Each Ordinary Share shall rank equally with all other Ordinary Shares in the capital of the Company for any dividend and shall receive its pro rata portion of any dividend rounded to the nearest whole number (such rounding to be in the sole discretion of the Board).

38.3
Subject to the provisions of the Companies Act, the Company may by ordinary resolution declare dividends in accordance with the respective rights of the members, but no dividend shall exceed the amount recommended by the ~~Directors~~Board.

38.4
Subject to the provisions of the Companies Act and to Article 38.8, the Board may pay interim dividends, whether or not satisfied wholly or partly by the distribution of assets including without limitation paid up shares or debentures of another body corporate, of such amounts and on such dates and in respect of such periods as they may think fit if it appears to them that they are justified by the profits of the Company available for distribution. If the share capital is divided into different classes, the Board may:

(a)
pay interim dividends on shares which confer deferred or non-preferred rights with regard to dividend as well as on shares which confer preferential rights with regard to dividend, but no interim dividend shall be paid on shares carrying deferred or non-preferred rights if at the time of payment, any preferential dividend is in arrears; and

(b)
pay at intervals settled by them any dividend payable at a fixed rate if it appears to them that the profits available for distribution justify the payment;

If the Board acts in good faith they shall not incur any liability to the holders of shares conferring preferred rights for any loss they may suffer by the lawful payment of an interim dividend on any shares having deferred or non-preferred rights. ~~Where any distribution is satisfied wholly or partly by the distribution of assets, where any difficulty arises in regard to such distribution, the Directors may settle the same as they think fit and in particular (but without limitation) may issue fractional certificates (or ignore fractions) and fix the value for distribution of any assets, and may determine that cash shall be paid to any member on the basis of the value so fixed in order to adjust the rights of members, and may vest any assets in trustees.~~
38.5
Dividends may be declared and paid in any currency or currencies that the Board shall determine. The Board may also determine the exchange rate and the relevant date for determining the value of any dividend in any currency.

38.6
Subject to the provisions of the Companies Act and except as otherwise provided by these Articles or the rights attached to shares, all dividends shall be declared and paid according to the amounts paid up on the shares on which the dividend is paid. If any share is issued on terms that it ranks for dividend as from a particular date, it shall rank for dividend accordingly In any other case (and except as aforesaid), dividends shall be apportioned and paid proportionately to the amounts paid up on the shares during any portion or portions of the period in respect of which the dividend is paid. For the purpose of this Article 38.6, an amount paid up on a share in advance of a call shall be treated, in relation to any dividend declared after the payment but before the call, as not paid up on the share.

38.7
Subject to Article 38.8, a general meeting declaring a dividend may, upon the recommendation of the Board, by ordinary resolution direct that it shall be satisfied wholly or partly by the distribution of assets including without limitation paid up shares or debentures of another body corporate. Where any difficulty arises in regard to the distribution, the ~~Directors~~Board may settle the same as they think fit and in particular (but without limitation) may issue fractional certificates (or ignore fractions) and fix the value for distribution of any assets, and may determine that cash shall be paid to any member on the basis of the value so fixed in order to adjust the rights of members, and may vest any assets in trustees.

38.8
Unless otherwise recommended by ~~two-thirds of~~ the Board and approved by an ordinary resolution of the Company, where the securities of another body corporate are distributed, they must only be distributed to holders of Ordinary Shares on the basis that the holders of Ordinary Shares receive the identical class of securities on an equal per share basis.

38.9
Any dividend or other money payable in respect of a share may be paid:

(a)
in cash;

(b)
by cheque or warrant made payable to or to the order of the holder or person entitled to payment;

(c)
by direct debit, bank or other funds transfer system to the holder or person entitled to payment or, if practicable, to a person designated by notice to the Company by the holder or person entitled to payment; or

(d)
by any other method approved by the Board and agreed (in such form as the Company thinks appropriate) by the holder or person entitled to payment.

For uncertificated shares, any payment may be made by means of the relevant system (subject always to the facilities and requirements of the relevant system) and such payment may be made by the Company or any other person on its
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behalf sending an instruction to the ~~operator of the relevant system~~Operator to credit the cash memorandum account of the holder or joint holder of such shares or, if permitted by the Company, of such person as the holder or joint holders may in writing direct.
38.10
If two or more persons are registered as joint holders of any share, or are entitled by transmission jointly to a share, the Company may:

(a)
pay any dividend or other moneys payable in respect of the share to any one of them and any one of them may give effectual receipt for the payment; and

(b)
for the purpose of Article 38.9, rely in relation to the share on the written direction, designation or agreement of, or notice to the Company by, any one of them.

38.11
A cheque or warrant may be sent by post:

(a)
where a share is held by a sole holder, to the registered address of the holder of the share;

(b)
if two or more persons are the holders of the share, to the registered address of the person who is first named in the register ~~of members~~;

(c)
if two or more persons are holders of the share or are jointly entitled to it by reason of the death or bankruptcy of the holder or otherwise by operation of law, as if it were a notice to be sent under Article 45.12; or

(d)
in any case to such person and to such address as the person entitled to payment may direct by notice to the Company.

38.12
Every cheque or warrant shall be made payable to the order of or to the person or persons entitled or to such other person as the person or persons entitled may by notice direct and payment of the cheque or warrant shall be a good discharge to the Company. Every cheque or warrant sent or transfer of funds made by the relevant bank or relevant system in accordance with these Articles shall be at the risk of the holder or person entitled. The Company shall have no responsibility for any sums lost or delayed in the course of payment by any method used by the Company in accordance with Article ~~38.9~~38.9.

38.13
The Company may cease to send any cheque or warrant (or to use any other method of payment) for any dividend payable in respect of a share if:

(a)
in respect of at least two consecutive dividends payable on that share the cheque or warrant has been returned undelivered or remains uncashed (or that other method of payment has failed); or

(b)
following one such occasion, reasonable enquiries have failed to establish any new address of the holder;

but, subject to the provisions of these Articles, shall recommence sending cheques or warrants (or using another method of payment) for dividends payable on that share if the person or persons entitled so request and have supplied in writing a new address or account to be used for that purpose.
38.14
The Board may deduct from any dividend or other moneys payable to any member in respect of a share any moneys presently payable by ~~him~~them to the Company in respect of that share. Where a person is entitled by transmission to a share, the Board may retain any dividend payable in respect of that share until that person (or that person’s transferee) becomes the holder of that share.

38.15
No dividend or other money payable in respect of a share shall bear interest against the Company, unless otherwise provided by the rights attached to the share.

38.16
Any dividend which has remained unclaimed for 12 years from the date when it became due for payment shall, if the ~~Directors~~Board so resolve, be forfeited and cease to remain owing by the Company. The payment of any unclaimed dividend or other money payable in respect of a share may (but need not) be paid by the Company into an account separate from the Company’s own account. Such payment shall not constitute the Company a trustee in respect of it.

39.
SCRIP DIVIDENDS

39.1
The Board may offer any holder of shares the right to elect to receive shares, credited as fully paid, instead of cash in respect of the whole (or some part, to be determined by the Board) of all or any dividend subject to the following terms and conditions:

(a)
Each holder of shares shall be entitled to that number of new shares as are together as nearly as possible equal in value to (but not greater than) the cash amount (disregarding any tax credit) of the dividend that such holder would have received by way of dividend but elects to forego (each a “new share~~).~~”). For this purpose, the value of each new share shall be:

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(i)
equal to the average quotation for the relevant shares in the capital of the Company, that is, the average of the closing prices for those shares on the ~~NASDAQ, or the London Stock~~ Exchange ~~or other exchange~~ or quotation service on which the Company’s shares are listed or quoted as derived from such source as the Board may deem appropriate, on the day on which such shares are first quoted ex the relevant dividend and the four subsequent business days; or

(ii)
calculated in any other manner the Board considers fit;

but shall never be less than the par value of the new share. A certificate or report by the auditors as to the value of a new share in respect of any dividend shall be conclusive evidence of that value.
(b)
Each holder of shares shall only be entitled to new Ordinary Shares.

(c)
On or as soon as possible after announcing that any dividend is to be declared or recommended, the Board, if it intends to offer an election in respect of that dividend, shall also announce that intention. If, after determining the basis of allotment, the Board decides to proceed with the offer, it shall notify the holders of shares of the terms and conditions of the right of election offered to them, specifying the procedure to be followed and place at which, and the latest time by which, elections or notices amending or terminating existing elections must be delivered in order to be effective.

(d)
The Board shall not proceed with any election unless the Board has sufficient authority to allot shares and sufficient reserves or funds that may be appropriated to give effect to it after the basis of allotment is determined.

(e)
The Board may exclude from any offer any holders of shares where the Board believes the making of the offer to them would or might involve the contravention of the laws of any territory or that for any other reason the offer should not be made to them.

(f)
The dividend (or that part of the dividend in respect of which a right of election has been offered) shall not be payable in cash on shares in respect of which an election has been made (the “elected ~~ordinary~~ shares~~)~~”) and instead such number of new shares shall be allotted to each holder of elected ~~ordinary~~ shares as is arrived at on the basis stated in paragraph (a) of this Article 39.1. For that purpose the Board shall appropriate out of any amount for the time being standing to the credit of any reserve or fund (including without limitation the profit and loss account), whether or not it is available for distribution, a sum equal to the aggregate nominal amount of the new shares to be allotted and apply it in paying up in full the appropriate number of new shares for allotment and distribution to each holder of elected shares as is arrived at on the basis stated in paragraph (a) of this Article 39.1.

(g)
The new shares when allotted shall rank pari passu in all respects with the fully paid shares of the same class then in issue except that they shall not be entitled to participate in the relevant dividend in lieu of which they were allotted.

(h)
No fraction of a share shall be allotted. The Board may make such provisions as it thinks fit for any fractional entitlements including without limitation payment in cash to holders in respect of their fractional entitlements, provision for the accrual, retention or accumulation of all or part of the benefit of fractional entitlements to or by the Company or to or by or on behalf of any holder or the application of any accrual, retention or accumulation to the allotment of fully paid shares to any holder.

(i)
The Board may do all acts and things it considers necessary or expedient to give effect to the allotment and issue of any share pursuant to this Article 39.1 or otherwise in connection with any offer made pursuant to this Article 39.1 and may authorise any person, acting on behalf of the holders concerned, to enter into an agreement with the Company providing for such allotment or issue and incidental matters Any agreement made under such authority shall be effective and binding on all concerned.

(j)
The Board may, at its discretion, amend, suspend or terminate any offer pursuant to the above.

40.
CAPITALISATION OF PROFITS

40.1
The Board may, subject to the provisions of this Article 40.1, Article 40.2 and Article 40.3 inclusive, resolve to capitalise any undistributed profits of the Company not required for paying any preferential dividend (whether or not they are available for distribution) or any sum standing to the credit of any reserve or fund of the Company (including without limitation the Company’s share premium account and capital redemption reserve, if any) and:

(a)
appropriate the sum resolved to be capitalised to the members or any class of members on the record date specified in the relevant resolution who would have been entitled to it if it were distributed by way of dividend and in proportion to the nominal amounts of the shares (whether or not fully paid) held by them respectively which would entitle them to participate in a distribution of that sum if the shares were fully paid and the sum were then distributable and were distributed by way of dividend;

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(b)
apply such sum on their behalf either in or towards paying up the amounts, if any, for the time being unpaid on any shares held by them respectively, or in paying up in full shares, debentures or other obligations of the Company of a nominal amount equal to that sum but the share premium account, the capital redemption reserve, and any profits which are not available for distribution may, for the purposes of this Article 40.1, only be applied in paying up shares to be allotted to members credited as fully paid;

(c)
allot the shares, debentures or other obligations credited as fully paid to those members or as they may direct, in those proportions, or partly in one way and partly in the other;

(d)
resolve that any shares so allotted to any member in respect of a holding by ~~him~~them of any partly paid shares shall so long as such shares remain partly paid rank for dividend only to the extent that the latter shares rank for dividend;

(e)
where shares or debentures become, or would otherwise become, distributable under this Article 40.1 in fractions, make such provision as the Board thinks fit for any fractional entitlements including without limitation authorising their sale and transfer to any person, resolving that the distribution be made as nearly as practicable in the correct proportion but not exactly so, ignoring fractions altogether or resolving that cash payments be made to any members in order to adjust the rights of all parties;

(f)
authorise any person to enter on behalf of all the members concerned into an agreement with the Company providing for either:

(i)
the allotment to members respectively, credited as fully paid, of any further shares, debentures or other obligations to which they are entitled upon such capitalisation; or

(ii)
the payment up by the Company on behalf of the members of the amounts, or any part of the amounts, remaining unpaid on their existing shares by the application of their respective proportions of the sums resolved to be capitalised, and any agreement made under such authority being binding on all such members~~,~~; and
(g)
generally do all acts and things required to give effect to such resolution as aforesaid.

40.2
~~In~~Subject to Article 40.3, in exercising its authority under Article 40.1, unless recommended by ~~two-thirds of~~ the Board and approved by an ordinary resolution of the Company, the Board may only resolve to capitalise any undistributed profits of the Company not required for paying any preferential dividend (whether or not they are available for distribution) or any sum standing to the credit of any reserve or fund of the Company (including without limitation the Company’s share premium account and capital redemption reserve, if any) and to issue and allot Ordinary Shares, as otherwise contemplated by Article ~~40.1~~40.1, to holders of Ordinary Shares on an equal per share basis.

40.3
(a)
Where, pursuant to ~~an employees~~’a share incentive scheme ~~(within the meaning~~approved by shareholders of ~~section 1166 of the Companies Act)~~the Company, the Company has granted awards (“awards” for the purposes of this Article 40.3 being options or other incentive awards, including, without limitation, stock appreciation rights, restricted stock units, performance stock units and restricted stock awards) to subscribe for or with respect to shares on terms which provide (inter ~~aim~~alia) for adjustments to the subscription, exercise or base price payable on the exercise of such award or to the number of shares to be allotted upon the exercise, or with respect to, such award, in the event of any increase or reduction in, or other reorganisation of, the Company’s issued share capital and an otherwise appropriate adjustment would result in the subscription, exercise or base price for any share being less than its nominal value, then, subject to the provisions of the Companies Act, the ~~Directors~~Board may, on the exercise of any of the awards concerned and payment of the subscription, exercise or base price which would have applied had such adjustment been made, capitalise any such profits or other sum as is mentioned in Article 40.1 above (as if such Article 40.1 did not make reference to Article 40.2) to the extent necessary to pay up the unpaid balance of the nominal value of the shares which fall to be allotted on the exercise of such awards and apply such amount in paying up such balance and allot shares fully paid accordingly. The provisions of Article 40.1 shall apply mutatis mutandis to this Article 40.3(a) as if Article 40.1 did not make reference to Article 40.2.

(b)
Where, pursuant to ~~an employees~~’a share incentive scheme ~~(within the meaning~~approved by shareholders of ~~section 1166 of the Companies Act)~~the Company, the Company has granted awards ~~(~~“~~awards~~” ~~being options or other incentive awards, including, without limitation, stock appreciation rights, restricted stock units, performance stock units and restricted stock awards)~~ to subscribe for or with respect to shares, then, subject to the provisions of the Companies Act, the ~~Directors~~Board may, on the grant, exercise or vesting of any of the awards concerned, capitalise any such profits or other sum as is mentioned in Article 40.1 above (as if such Article 40.1 did not make reference to Article 40.2) to the extent necessary to pay up the unpaid balance of the nominal value of the shares

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which fall to be allotted on the grant, exercise or vesting of such awards and apply such amount in paying up such balance and allot shares fully paid accordingly. The provisions of Article 40.1 shall apply mutatis mutandis to this Article 40.3(b) as if Article 40.1 did not make reference to Article 40.2.
(c)
Subject to the provisions of the Companies Act, the Board may, in connection with the exercise of any warrant (or other right) to subscribe for shares granted by the Company:

(i)
capitalise any undistributed profits of the Company (whether or not they are available for distribution) and/or any sum standing to the credit of any reserve or fund of the Company (including without limitation any share premium account, capital redemption reserve, merger relief reserve and/or revaluation reserve);

(ii)
apply any capitalised sum in paying up the nominal value of shares to be allotted on the exercise of any such warrant (or other right to subscribe); and

(iii)
allot shares credited as fully paid to the person(s) entitled under the warrant (or other right to subscribe) or as they may direct.

41.
RETURN OF CAPITAL

41.1
The rights as regards return of capital attaching to the Ordinary Shares shall be as set out in this Article.

41.2
On a return of capital on a liquidation, reduction of capital or otherwise, the surplus assets of the Company available for distribution among the members shall be applied in the same order of priority as applies in respect of dividends and distributions set out in Article 38 (or as close thereto as is possible).

42.
CHANGE OF THE COMPANY’S NAME

The Company’s name may be changed by resolution of the Board.
43.
RECORD DATES

43.1
Notwithstanding any other provision of these Articles, and subject to the Companies Act, but without prejudice to any special rights attached to any shares, the Company or the ~~Directors~~Board may:

(a)
fix any date as the record date for any dividend, distribution, allotment or issue, which shall not be more than 60 days prior to such action;

(b)
for the purpose of determining which persons are entitled to attend and vote at a general meeting of the Company, or a separate general meeting of the holders of any class of shares in the capital of the Company, and how many votes such persons may cast, specify in the notice of meeting a time by which a person must be entered on the register in order to have the right to attend or vote at the meeting provided that such time shall not be more than 60 days nor less than 10 days before the date of such meeting and changes to the register after the time specified by virtue of this Article 43.1 shall be disregarded in determining the rights of any person to attend or vote at the meeting; and

(c)
for the purposes of sending notices to any one or more members (including, without limitation, notices of general meetings, or separate general meetings of the holders of any class of shares in the capital of the Company), give such notices by reference to the register ~~of members~~ as it stands at the close of business on a day determined by the Company or the Board, which day may not be more than 60 days before the day that such notices are sent.

44.
ACCOUNTS

44.1
No member (as such, other than a Director) shall have any right to inspect any accounting record or other document of the Company, unless ~~he is~~they are authorised to do so by statute, by order of the court, by the Board or by ordinary resolution of the Company.

44.2
Subject to the Companies Act, a copy of the Company’s annual accounts and reports for that financial year shall, at least 21 clear days before the date of the meeting at which copies of those documents are to be laid in accordance with the provisions of the Companies Act, be sent to every member and to every holder of the Company’s debentures, and to every person who is entitled to receive notice of meetings from the Company under the provisions of the Companies Act or of these Articles or, in the case of joint holders of any share or debenture, to one of the joint holders. A copy need not be sent to a person for whom the Company does not have a current address.

44.3
Subject to the Companies Act, the requirements of Article 44.2 shall be deemed satisfied in relation to any person by sending to the person, instead of such copies, a summary financial statement derived from the Company’s annual accounts and directors’ report, which shall be in the form and containing the information prescribed by the Companies Act and any regulations made under the Companies Act.

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45.
NOTICES AND OTHER COMMUNICATIONS

45.1
Any notice to be given to or by any person pursuant to these Articles shall be in writing other than a notice calling a meeting of the ~~Directors~~Board which need not be in writing.

45.2
Any notice, document or information may (without prejudice to Articles 45.9 and 45.10) be given, sent or supplied by the Company to any member either:

(a)
personally;

(b)
by sending it by post in a prepaid envelope addressed to the member at ~~his~~their registered address or postal address given to the Company for that purpose, or by leaving it at that address;

(c)
through a relevant system, where the notice, document or information relates to uncertificated shares;

(d)
subject to Article 45.3, by sending it in electronic form to a person who has agreed (generally or specifically) that the notice, document or information may be sent or supplied in that form (and has not revoked that agreement); or

(e)
subject to the provisions of the Companies Act and the Exchange Act, by making it available on a website, provided that the requirements in ~~(~~(i) to ~~(iv)~~(iii) below are satisfied.

The requirements referred to in paragraph ~~(~~(e) are that:
(i)
the member has agreed (generally or specifically) that the notice, document or information may be sent or supplied to ~~him~~them by being made available on a website (and has not revoked that agreement), or the member has been asked by the Company to agree that the Company may send or supply notices, documents and information generally, or the notice, document or information in question, to ~~him~~them by making it available on a website and the Company has not received a response within the period of 28 days beginning on the date on which the Company’s request was sent and the member is therefore taken to have so agreed (and has not revoked that agreement);

(ii)
~~the member is sent~~the member is the information required under the Companies Act and the Exchange Act, including but not limited to a notification of the presence of the notice, document or information on a website, the address of that website, the place on that website where it may be accessed, and how it may be accessed (“notification of availability”); and

~~(iii)~~
~~in the case of a notice of meeting, the notification of availability states that it concerns a notice of a company meeting, specifies the place, time and date of the meeting, and states whether it will be an annual general meeting, and~~

~~(iv)~~(iii)
the notice, document or information continues to be published on that website, in the case of a notice of meeting, throughout the period beginning with the date of the notification of availability and ending with the conclusion of the meeting and in all other cases throughout the period specified by any applicable provision of the Companies Act, or, if no such period is specified, throughout the period of 28 days beginning with the date on which the notification of availability is sent to the member, save that if the notice, document or information is made available for part only of that period then failure to make it available throughout that period shall be disregarded where such failure is wholly attributable to circumstances which it would not be reasonable to have expected the Company to prevent or avoid.

45.3
The Board may from time to time issue, endorse or adopt terms and conditions relating to the use of electronic means for the sending of notices, other documents and proxy appointments by the Company to members or persons entitled by transmission and by members or persons entitled by transmission to the Company.

45.4
In the case of joint holders of a share:

(a)
it shall be sufficient for all notices, documents and other information to be given, sent or supplied to the joint holder whose name stands first in the register ~~of members~~ in respect of the joint holding (“first named holder”) only and any notice, document or other information so sent shall be deemed for all purposes sent to all the joint holders; and

(b)
the agreement of the first named holder that notices, documents and information may be given, sent or supplied in electronic form or by being made available on a website shall be binding on all the joint holders.

45.5
The Company may at any time and at its sole discretion choose to give, send or supply notices, documents and information only in hard copy form to some or all members.

45.6
For the avoidance of doubt, the provisions of Articles 45.1 to 45.5 are subject to Article 17.5.

45.7
A member present either in person or by proxy, or in the case of a corporate member by a duly authorised representative, at any meeting of the Company or of the holders of any class of shares shall be deemed to have received notice of the meeting and, where requisite, of the purposes for which it was called.

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45.8
Every person who becomes entitled to a share shall be bound by any notice in respect of that share which, before ~~his~~their name is entered in the register ~~of members~~, has been given to the person from whom ~~he derives his~~they derive their title, but this Article 45.8 does not apply to a notice given under section 793 of the Companies Act.

45.9
Subject to the Companies Act, where by reason of the suspension or curtailment of postal services, the Company is unable effectively to give notice of a general meeting, the general meeting may be convened by public announcement. The Company shall send a copy of the notice to members in the same manner as it sends notices under Articles 45.1 to 45.5 inclusive if at least seven clear days before the meeting the posting of notices again becomes practicable.

45.10
Subject to the Companies Act, any notice, document or information to be given, sent or supplied by the Company to the members or any of them, not being a notice to which Article 45.9 applies, shall be sufficiently given, sent or supplied if given by public announcement.

45.11
Any notice, document or information given, sent or supplied by the Company to the members or any of them:

(a)
by hand shall be deemed to have been received by the member when it is handed to the member or left at ~~his~~their registered address;

(b)
by post, shall be deemed to have been received twenty four (24) hours after the time at which the envelope containing the notice, document or information was posted unless it was (i) sent by second class post ~~or~~, (ii) there is only one class of post, or (iii) it was sent by air mail to an address outside the United Kingdom, in which case it shall be deemed to have been received 48 hours after it was posted. Proof that the envelope was properly addressed, prepaid and posted shall be conclusive evidence that the notice, document or information was sent or supplied;

(c)
by means of a relevant system, shall be deemed to have been received when the Company, or any sponsoring system~~-~~ participant acting on its behalf sends the issuer instructions relating to the notice, document or ~~other~~ information;

(d)
by means of a Depositary, shall be deemed to have been received twenty four (24) hours after the Company, or a person acting on the Company’s behalf, gives the notice, document or information to the Depositary;

~~(d)~~(e)
by advertisement, shall be deemed to have been received on the day on which the advertisement appears;

~~(e)~~(f)
by electronic means, shall be deemed to have been received by the member on the day following that on which it was sent or supplied. Proof that a notice, document or information in electronic form was addressed to the electronic address provided by the member for the purpose of receiving communications from the Company shall be conclusive evidence that the notice, document or information was sent or supplied and such notice, document or information shall be deemed received by the member at that time notwithstanding that the Company becomes aware that the member has filed to receive the relevant notice, document or information for any reason and notwithstanding that the Company subsequently sends or supplies a hard copy of such document or information by post to the member; or

~~(f)~~(g)
by making it available on a website, shall be deemed to have been received on the date on which the notice, document or information was first made available on the website or, if later, when the member is deemed to have been received notification of the fact that the notice, document or information was available on the website in accordance with this Article 45.11 and such notice, document or information shall be deemed received by the member on that day notwithstanding that the Company becomes aware that the member has ~~filed~~failed to receive the relevant document or information for any reason and notwithstanding that the Company subsequently sends a hard copy of such notice, document or information by post to the member.

45.12
Any notice, document or information may be given, sent or supplied by the Company to the person entitled to a share in consequence of the death or bankruptcy of a member or otherwise by operation of law by sending or delivering it in any manner that the Company may choose authorised by these Articles for the sending of notice, document or information to a member addressed to that person by name, or by the title of representative of the deceased or trustee of the bankrupt or by any similar description, at the address, if any, as may be supplied for that purpose by the person claiming to be so entitled. Until such an address has been supplied, a notice may be given in any manner in which it might have been given if the death or bankruptcy or other event giving rise to the transmission had not occurred.

45.13
If on three consecutive occasions, or on one occasion and reasonable enquiries have failed to establish the member’s address, notices, documents or information sent or supplied to a member by post have been returned undelivered, the member shall not be entitled to receive any subsequent notice, document or information until ~~he has~~they have supplied to the Company (or its agent) a new registered address or a postal address, or shall have informed the Company, in such a manner as may be specified by the Company, of an electronic address. For the purposes of this Article 45.13, references to notices, documents or information include references to a cheque or other instrument of payment, but nothing in this Article 45.13 entitles the Company to cease sending any cheque or other instrument of payment for any dividend, unless

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it is otherwise so entitled under these Articles. Without prejudice to the generality of the foregoing, any notice of a general meeting of the Company which is in fact sent or purports to be sent to such member shall be ignored for the purpose of determining the validity of the proceedings at such general meeting.
45.14
Where a document is required under these Articles to be signed by a member or any other person, if the document is in electronic form, then in order to be valid the document must either:

(a)
incorporate the electronic signature, or personal identification details (which may be details previously allocated by the Company), of that member or other person, in such form as the ~~Directors~~Board may approve; or

(b)
be accompanied by such other evidence as the ~~Directors~~Board may require in order to be satisfied that the document is genuine.

The Company may designate mechanisms for validating any such document and a document not validated by the user of any such mechanisms shall be deemed as having not been received by the Company. In the case of any document or information relating to a meeting, an instrument of proxy or invitation to appoint a proxy, any validation requirements shall be specified in the relevant notice of meeting in accordance with Articles 17.4 and 22.7(b).
46.
DESTRUCTION OF DOCUMENTS

46.1
The Company shall be entitled to destroy:

(a)
any instrument of transfer of shares which have been registered, and all other documents on the basis of which any entry is made in the register, at any time after the expiration of six years from the date of registration;

(b)
any dividend mandate, variation or cancellation of dividend mandates, and notification of change of name or address, at any time after two years from the date on which it is recorded;

(c)
any share certificate which has been cancelled at any time after the expiration of one year from the date on which it is cancelled;

(d)
all paid dividend warrants and cheques at any time after the expiration of one year from the date of actual payment;

(e)
all proxy appointments which have been used for the purpose of a poll at any time after the expiration of one year from the date of use;

(f)
all proxy appointments which have not been used for the purpose of a poll at any time after one month from the end of the meeting to which the proxy appointment relates and at which no poll was demanded; and

(g)
any other document on the basis of which an entry in the register ~~of members~~ is made, after six years from the date on which it is made.

Any document referred to in this Article 46.1 may be destroyed earlier than the relevant date authorised, provided that a permanent record of the document is made which is not destroyed before that date.
46.2
It shall be conclusively presumed in favour of the Company that:

(a)
every entry in the register ~~of members~~ purporting to have been made on the basis of an instrument of transfer or other document destroyed in accordance with Article 46.1 was duly and properly made;

(b)
that every instrument of transfer destroyed in accordance with Article 46.1 was a valid and effective instrument duly and properly registered;

(c)
that every share certificate destroyed in accordance with Article 46.1 was a valid and effective certificate duly and properly cancelled; and

(d)
that every other document destroyed in accordance with Article 46.1 was a valid and effective document in accordance with the particulars in the records of the Company.

provided that
(i)
Article 46.1 shall apply only to the destruction of a document in good faith and without notice of any claim (regardless of the parties to it) to which the document might be relevant;

(ii)
nothing in Article 46.1 shall be construed as imposing upon the Company any liability in respect of the destruction of any such document otherwise than in accordance with Article 46.1 which would not attach to the Company in the absence of Article 46.1; and

(iii)
references in Article 46.1 to the destruction of any document include references to the disposal of it in any manner.

46.3
References in this Article 46 to instruments of transfer shall include, in relation to uncertificated shares, instructions and/or notifications made in accordance with the relevant system relating to transfer of such shares.

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47.
WINDING UP

47.1
If the Company commences liquidation, the liquidator may, with the sanction of a special resolution of the Company and any other sanction required by law, subject to the provisions of the Companies Act:

(a)
divide among the members in specie the whole or any part of the assets, whether they shall consist of property of the same kind or not, of the Company and may, for that purpose, value any assets as ~~he deems~~they deem fair and determine how the division shall be carried out as between the members or different classes of members; and

(b)
vest the whole or any part of the assets in trustees upon such trusts for the benefit of the members as ~~he~~they may with the like sanction determine;

but no member shall be compelled to accept any assets upon which there is a liability.
47.2
The power of sale of a liquidator shall include a power to sell wholly or partially for shares or debentures or other obligations of another body corporate, either then already constituted or about to be constituted for the purpose of carrying out the sale.

48.
INDEMNITY AND INSURANCE

48.1
Subject to the provisions of the Companies Act, the Company may exercise all the powers of the Company to:

(a)
indemnify to any extent any person who is or was a Director, or a Director of any associated company~~,~~ (“associated company” for the purposes of this Article 48 being interpreted in accordance with section 256 of the Companies Act), directly or indirectly (including by funding any expenditure incurred or to be incurred by ~~him~~them) against any loss or liability, whether in connection with any proven or alleged negligence, default, breach of duty or breach of trust by ~~him~~them or otherwise, in relation to the Company or any associated company;

(b)
indemnify to any extent any person who is or was a Director of an associated company that is a trustee of an occupational pension scheme, directly or indirectly (including by funding any expenditure incurred or to be incurred by ~~him~~them) against any liability incurred by ~~him~~them in connection with the ~~company~~’~~s~~Company’s activities as trustee of an occupational pension scheme; and/or

(c)
purchase and maintain insurance for or for the benefit of any person who is or was:

(i)
a Director, officer or employee of the Company, or any body corporate which is or was the holding company or subsidiary undertaking of the Company, or in which the Company or such holding company or subsidiary undertaking has or had any interest (whether ~~director~~direct or indirect) or with which the Company or such holding company or subsidiary undertaking is or was in any way allied or associated; or

(ii)
a trustee of any pension fund in which employees of the Company or any other body referred to in paragraph ~~(c)(1) of this Article 48.1~~(c)(i)of this Article 48.1 are or have been interested;

including without limitation insurance against any loss or liability or any expenditure ~~he~~they may incur, whether in connection with any proven or alleged act or omission in the actual or purported execution or discharge of ~~his~~their duties or in the exercise or purported exercise of ~~his~~their powers or otherwise in relation to this duties, power or offices, whether comprising negligence, default, breach of duty, breach of trust or otherwise, in relation to the relevant body or fund.
48.2
No Director of former Director shall be accountable to the Company or the members for any benefit provided pursuant to these Articles. The receipt of any such benefit shall not disqualify any person from being or becoming a ~~director of the Company~~Director.

49.
DISPUTE RESOLUTION

49.1
The courts of England and Wales shall have exclusive jurisdiction to determine any and all disputes brought by a member in that member’s capacity (whether in its own name or in the name of the Company) as such against the Company and/or the Board and/or any of the Directors individually or collectively, arising out of or in connection with these Articles or any non-contractual obligations arising out of or in connection with these Articles.

49.2
The governing law of these Articles is the law of England and Wales and these Articles shall be interpreted in accordance with English law.

49.3
For the purposes of Article 49.1~~,~~ :

(a)
“Director” shall be read so as to include each and any Director ~~of the Company~~ from time to time in ~~his~~their capacity as such or as an employee of the Company and shall include any former Director ~~of the Company~~; and

~~49.3~~(b)
“Company” shall be read so as to include each any of the Company’s Subsidiaries.

LIVANOVA | 2020 Proxy Statement	A-39

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Go to **www.envisionreports.com/LIVN** or scan the QR code — login details are located in the shaded bar below.

Phone
Call toll free 1-800-652-VOTE (8683) within the USA, US territories and Canada

Using a **black ink** pen, mark your votes with an **X** as shown in this example. Please do not write outside the designated areas. X

2020 Annual General Meeting Proxy Card

▼ IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

A Proposals — The Board of Directors recommends a vote FOR all the nominees and FOR Proposals 2 – 10.

	For	Against	Abstain
01 - Mr. Francesco Bianchi	☐	☐	☐
02 - Ms. Stacy Enxing Seng	☐	☐	☐
03 - Mr. William Kozy	☐	☐	☐
04 - Mr. Damien McDonald	☐	☐	☐
05 - Mr. Daniel Moore	☐	☐	☐
06 - Mr. Hugh Morrison	☐	☐	☐
07 - Mr. Alfred Novak	☐	☐	☐
08 - Dr. Sharon O'Kane	☐	☐	☐
09 - Dr. Arthur Rosenthal	☐	☐	☐
10 - Ms. Andrea Saia	☐	☐	☐

1 U P X

0389KD

The 2020 Annual General Meeting of Shareholders of LivaNova PLC will be held on Monday, June 29th, 2020 at 13:00 BST virtually via the Internet at **www.meetingcenter.io/260382039**

To access the virtual meeting, you must have the information that is printed in the shaded bar located on the reverse side of this form.

The password for this meeting is — LIVN2020

▼ **IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.** ▼

Proxy — LivaNova PLC

Notice of 2020 Annual General Meeting of Shareholders

Proxy Solicited by Board of Directors for 2020 Annual General Meeting

The shareholder(s) hereby appoint(s) the duly appointed Chairman of the 2020 Annual General Meeting of Shareholders of LivaNova PLC as proxy, with the power to appoint his/her substitute, and hereby authorize(s) such proxy to attend, speak and vote on their behalf, as designated on the reverse side of this ballot, and upon such other business as may properly come before the meeting, or any adjournment or postponement thereof, all of the Ordinary Shares that the shareholder(s) is/are entitled to vote at the 2020 Annual General Meeting of Shareholders of LivaNova PLC to be held at 13:00 BST on Monday, June 29, 2020 virtually via the internet at www.meetingcenter.io/260382039 and any adjournment or postponement thereof. By returning this card, the shareholder(s) acknowledge receipt of the proxy statement (including the notice of the annual general meeting of LivaNova PLC.) A shareholder may appoint a proxy of his or her choice, if a proxy other than the Chairman is preferred, delete the words "the duly appointed Chairman of the 2020 Annual General Meeting of the Shareholders of LivaNova PLC" above and insert the name of your proxy in the space provided below. A proxy need not be a member of the Company but should appear at the meeting to represent you. The shareholder(s) revoke(s) any previous proxy or proxies given for such shares. The shareholder(s) ratify(ies) and confirms any actions that the persons holding the shares, or their substitute, by virtue of this executed card taken in accordance with the proxy granted hereunder. **IF NO DIRECTION AS TO THE MANNER OF VOTING THE PROXY IS MADE, THE PROXY WILL BE VOTED "FOR" EVERY NOMINEE AND "FOR" PROPOSALS 2-10.**

Completion and return of a proxy card or submission of proxy instructions will not prevent a shareholder from attending the meeting and voting.

To appoint more than one proxy, (an) additional proxy card(s) may be obtained from your bank, broker or other nominee. Please indicate next to the proxy holder's name the number of shares in relation to which they are authorized to act as your proxy. Please also indicate by ticking the box provided if the proxy instructions are one of the multiple instructions being given. All forms must be signed and returned together in the same envelope.

You are encouraged to specify your choices by marking the appropriate boxes (see reverse side) but you need not mark any boxes if you wish to vote in accordance with the Board of Directors' recommendations.

This proxy, when properly executed, will be voted in the manner directed herein. The Board of Director's recommends a vote "FOR" all nominees and "FOR" proposals 2-10.

In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

IF VOTING BY MAIL, YOU MUST COMPLETE SECTIONS A - C ON BOTH SIDES OF THIS CARD.

(Items to be voted appear on reverse side)

B Authorized Signatures — This section must be completed for your vote to count. Please date and sign below.

Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.
/ /		

C Non-Voting Items

Change of Address — Please print new address below.	**Comments** — Please print your comments below.